SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT (NO. 33-73824)
UNDER
THE SECURITIES ACT OF 1933
Investment Company Act File No. 811-8274

Pre-Effective Amendment No.

Post-Effective Amendment No. 16
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 18

MASSMUTUAL INSTITUTIONAL FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including area code (413) 788-8411

Name and Address of Agent for Service
Thomas M. Kinzler, Esq.
Vice President and Secretary
MassMutual Institutional Funds
1295 State Street
Springfield, Massachusetts 01111

Copy to:

J. B. Kittredge, Esq.
Ropes & Gray
One International Place
Boston, MA 02110

        Approximate Date of Proposed Public Offering:  As soon as practical after the effective date of this Registration Statement.

        It is proposed that this filing become effective (check appropriate line)

☐ immediately upon filing pursuant to paragraph (b)
☐ on May 1, 2001 pursuant to paragraph (b)
☐ 60 days after filing to pursuant to paragraph (a) of Rule 495
☐ on [date] pursuant to paragraph (a)(1) of rule 485
☐ 75 days after filing pursuant to paragraph (a)(2)
☒ on May 1, 2001 pursuant to paragraph (a)(2) of rule 485

        If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

TO: THE SECURITIES AND EXCHANGE COMMISSION

        Registrant submits this Post-Effective Amendment No. 16 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 18 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates to MassMutual Prime Fund, MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Balanced Fund, MassMutual Core Equity Fund, MassMutual Value Fund, MassMutual Large Cap Value Fund, MassMutual Indexed Equity Fund, MassMutual Blue Chip Growth Fund, MassMutual Growth Equity Fund, Mass Mutual Aggressive Growth Fund, MassMutual OTC 100 Fund, MassMutual Small Cap Value Equity Fund, MassMutual Focused Value Fund, MassMutual Small Cap Growth Equity Fund, MassMutual Mid Cap Growth Equity Fund, MassMutual Mid Cap Growth Equity II Fund, MassMutual Emerging Growth Fund, MassMutual International Equity Fund and MassMutual International Equity II Fund. No other information relating to any other series of Registrant is amended or superseded hereby.

        We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We expect to file our Rule 24f-2 notice for the period ended December 31, 2000, on or before March 31, 2001.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED FEBRUARY 15, 2001
MASSMUTUAL INSTITUTIONAL FUNDS

This Prospectus describes the following Funds:

•	MassMutual Prime Fund seeks to maximize current income, consistent with liquidity and capital preservation, by investing in money market instruments.

•
MassMutual Short-Term Bond Fund
seeks a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in short-term investment grade fixed income securities.

•	MassMutual Core Bond Fund seeks a high total rate of return, consistent with prudent investment risk and capital preservation, by investing primarily in investment grade debt securities.

•	MassMutual Diversified Bond Fund seeks a superior total rate of return by investing in fixed income instruments.

•	MassMutual Balanced Fund seeks a high total rate of return over time, consistent with capital preservation, by investing in stock, fixed income and money market securities.

•	MassMutual Core [Value] Equity Fund seeks long-term growth of capital and income by investing primarily in large company stocks.

•	MassMutual Value Fund seeks long-term growth of capital.

•	MassMutual Large Cap Value Fund seeks both capital growth and income.

•	MassMutual Indexed Equity Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of publicly traded common stocks represented by the S&P 500® Index.

•	MassMutual Blue Chip Growth Fund seeks growth of capital over the long-term.

•	MassMutual Growth Equity Fund seeks long-term growth of capital and future income.

•	MassMutual Aggressive Growth Fund seeks long-term growth of capital.

•	MassMutual OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

•	MassMutual Focused Value Fund seeks growth of capital over the long term.

•	MassMutual Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

•	MassMutual Mid Cap Growth Equity Fund seeks long-term capital growth.

•	MassMutual Mid Cap Growth Equity II Fund seeks growth of capital over the long-term.

•	MassMutual Small Cap Growth Equity Fund seeks long-term capital appreciation.

•	MassMutual Emerging Growth Fund seeks capital appreciation.

•	MassMutual International Equity Fund seeks a high total rate of return over time by investing primarily in foreign stocks.

•	MassMutual International Equity II Fund seeks growth of capital over the long-term by investing in both foreign and domestic stocks.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1   Standard & Poor’s®, S&P® and Standard & Poor’s 500® are registered trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s Corporation, a division of McGraw Hill Companies (“S&P”). S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2001

Summary Information

MassMutual Institutional Funds provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 46.

•	Investment return over the past ten years, or since inception if less than ten years old.

•	Average annual total returns for the last one, five and ten year periods (or, shorter periods for newer Funds) and how the Fund did against a comparable broad-based index.

•	Fees and Expenses.

Past Performance is not an indication of future performance. There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, performance information for a Fund includes the performance of a predecessor separate investment account of MassMutual before those Funds were created. In addition, where indicated, average annual total returns for Class A, Class L and Class Y shares of those Funds is based on the performance of Class S Shares, adjusted for class specific expenses.

The Large Cap Value Fund, Focused Value Fund, Aggressive Growth Fund, OTC 100 Fund, and Emerging Growth Fund are new funds effective May 1, 2000. The Mid Cap Growth Equity II Fund is a new fund effective June 1, 2000. These Funds do not have returns for a full calendar year. The Blue Chip Growth Fund, Value Fund and International Equity II Fund are new Funds effective May 1, 2001. These Funds do not have actual performance. For all these Funds, the performance of the Sub-Adviser is provided based on a composite of portfolios managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the Fund. The Performance Charts for those Sub-Advisers reflect the Sub-Adviser’s composite performance, adjusted for class specific expenses of the particular Fund.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows a Fund’s Annual Fund Operating Expenses. None of the Funds charges any Shareholder Fees for any class of share. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

MassMutual Prime Fund

Investment Objective

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

The Prime Fund is not a money market fund.

Principal Investment Strategies and Risks

The Fund invests in debt instruments that have a remaining maturity not exceeding 397 days and that have one of the two highest ratings from at least one nationally recognized statistical rating organization or, if unrated, that the Sub-Adviser, David L. Babson and Company Incorporated, judges to be of equivalent quality. Generally, the majority of the Fund’s holdings do not have the highest rating. The Fund’s principal investments include:

•	commercial paper and other corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	certificates evidencing participation in bank loans; and

•	certificates of deposit and bankers’ acceptances.

Some of these investments are subject to legal restrictions on resale.

The Fund makes portfolio investments generally in response to changing economic and market conditions. While trading activity is expected to be low, the Fund may take advantage of yield disparities in the market to purchase and sell instruments to improve the Fund’s yield or credit quality.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 46.
Annual Performance*

The bar chart shows the risks of investing in the Fund as returns vary from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 1.69% for the quarter ended March 31, 1991 and the lowest was .71% for the quarter ended June 30, 1993.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund, by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Ten Years
Class S*	6.37%	5.49%	5.01%
Class Y+	6.25%	5.34%	4.82%
Class L+	6.07%	5.30%	4.83%
Class A+	5.84%	4.86%	4.35%
91-day Treasury Bills ∧	5.96%	5.25%	4.87%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund is based on Class S shares for the 5- and 10-year periods, adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses.

∧  91-day Treasury Bills are unmanaged and do not incur expenses. Treasury Bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest, while the Fund’s shares are not guaranteed.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.35%	.35%	.35%	.35%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.10%	.20%	.35%	.35%
Total Annual Fund Operating Expenses (1)	.45%	.55%	.70%	.95%

(1)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$46	$144	$252	$ 566
Class Y	$56	$176	$307	$ 689
Class L	$72	$224	$389	$ 870
Class A	$97	$303	$525	$1,165

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Short-Term Bond Fund

Investment Objective

This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Principal Investment Strategies and Risks

The Fund invests primarily in investment grade debt securities, including:

•	commercial paper and other corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies; and

•	mortgage-backed and other asset-backed securities.

The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. The Fund’s portfolio duration is estimated to be generally less than three years. The Sub-Adviser, David L. Babson and Company Incorporated, may increase the portfolio’s duration when longer-term investments offer higher yields. When short-term investments offer more attractive yields than longer-term investments, but with less risk, the portfolio’s duration may be decreased. Portfolio duration changes are made by reinvesting cash flows and by selective trading.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 46.
Annual Performance*

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 4.66% for the quarter ended December 31, 1991 and the lowest was -1.56% for the quarter ended March 31, 1994.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund, by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Ten Years
Class S*	6.48%	5.64%	6.65%
Class Y+	6.44%	5.51%	6.47%
Class L+	6.37%	5.43%	6.45%
Class A+	6.04%	5.06%	6.01%
Lehman Brothers 1-3 Year Government Bond Index ∧	8.18%	5.95%	6.41%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to ‘‘Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund is based on Class S shares for the 5- and 10-year periods, adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses.

∧  The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.40%	.40%	.40%	.40%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.14%	.18%	.34%	.34%
Total Annual Fund Operating Expenses (1)	.54%	.58%	.74%	.99%

(1)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 55	$173	$302	$ 676
Class Y	$ 59	$186	$324	$ 725
Class L	$ 76	$237	$411	$ 917
Class A	$101	$315	$547	$1,212

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Core Bond Fund

Investment Objective

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

Principal Investment Strategies and Risks

The Fund invests primarily in investment grade debt securities, including:

•	domestic and foreign corporate bonds;

•	bonds issued or guaranteed by the U.S. Government or its agencies;

•	mortgage-backed and other asset-backed securities; and

•	money market securities, including commercial paper.

Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund’s net assets may be restricted or illiquid at the time of purchase.

The Fund’s investment Sub-Adviser, David L. Babson and Company Incorporated, intends for the Fund’s duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading. The Fund will now use the Lehman Brothers Aggregate Bond Index for purposes of comparing the Fund’s returns, because the Sub-Adviser believes it better reflects the strategy for the Fund’s duration to match (within 10%) the duration of this new Index. “Duration” is described on page 6.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Foreign Investment Risk, Currency Risk, Emerging Market Risk and Leveraging Risk.

These Risks are described beginning on page 46.

Annual Performance*

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 5.96% for the quarter ended September 30, 1991 and the lowest was -3.49% for the quarter ended March 31, 1994.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund, by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Ten Years
Class S*	10.99%	5.86%	7.85%
Class Y+	11.01%	5.73%	7.67%
Class L+	10.85%	5.65%	7.62%
Class A+	10.62%	5.31%	7.22%
Lehman Brothers Aggregate Bond Index ∧	11.63%	6.46%	7.96%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund is based on Class S shares for the 5- and 10-year periods, adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses.

∧  The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Corporate Bond Index and the Mortgage-Backed Securities Index.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%	.48%	.48%	.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.11%	.16%	.31%	.31%
Total Annual Fund Operating Expenses (1)	.59%	.64%	.79%	1.04%

(1)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 60	$189	$329	$ 737
Class Y	$ 65	$205	$357	$ 798
Class L	$ 81	$252	$439	$ 977
Class A	$106	$331	$574	$1,269

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Diversified Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

This Fund seeks to achieve its investment objective by investing primarily in the following types of fixed income instruments:

•	Public bonds;

•	Private placement bonds, including securities issued pursuant to Rule 144A;

•	Mortgage-backed securities, including commercial mortgage-backed securities;

•	Asset-backed securities;

•	Residential whole loan mortgage pools;

•	Commercial mortgage loans;

•	U.S. Treasury futures and forward contracts;

•	Fully hedged foreign securities;

•	Interest rate and currency swaps;

•	Commercial paper; and

•	Options on fixed income investments, including swaptions and interest rate caps and floors.

The average credit quality of the Fund will not be less than BBB-/Baa3. In determining the credit quality of assets that are not rated by an independent credit rating firm, the Fund’s Sub-Adviser, David L. Babson and Company Incorporated, will utilize its own proprietary credit rating system. The Fund will also have specified liquidity and diversification requirements for particular types of investments.

The duration of the Fund is intended to match (within 5%) the duration of the Lehman Brothers Aggregate Bond Index. “Duration” is described on page 6.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Emerging Markets Risk and Leveraging Risk.

These Risks are described beginning on page 46.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 2.45% for the quarter ended September 30, 2000 and the lowest was 0.36% for the quarter ended December 31, 1999.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund, by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/3/99)
Class S	7.19%	4.10%
Class Y	7.15%	4.07%
Class L	6.99%	3.90%
Class A	6.81%	3.69%
Lehman Brothers Aggregate Bond Index ∧	11.63%	6.41%
Lehman Brothers Intermediate Aggregate Bond Index ∧ ∧	10.63%	6.46%

∧  The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Corporate Bond Index and the Mortgage Backed Securities Index. The Index does not incur expenses and cannot be purchased directly by investors.
∧ ∧  The Lehman Brothers Intermediate Aggregate Bond Index, the Fund’s previous benchmark index, is an unmanaged index that covers the U.S. investment grade fixed rate bond market with index components for government and corporate securities mortgage pass-through securities and asset-backed securities.

Expense Information

	Class S		Class Y		Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%		.50%		.50%		.50%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%
Other Expenses	.19%		.23%		.38%		.37%
Total Annual Fund Operating Expenses	.69%		.73%		.88%		1.12%
Expense Reimbursement (1)	(.05%	)	(.04%	)	(.04%	)	(.03%	)
Net Fund Expenses (2)	.64%		.69%		.84%		1.09%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 65	$216	$379	$ 853
Class Y	$ 71	$229	$402	$ 902
Class L	$ 86	$277	$484	$1,079
Class A	$111	$353	$614	$1,359

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Balanced Fund

Investment Objective

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital values by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

Principal Investment Strategies and Risks

The Fund’s portfolio consists of three segments:

•	The Prime Segment, which seeks to meet liquidity needs by investing in diverse money market instruments.

•	The Core Bond Segment, which invests primarily in investment grade debt securities.

•	The Core Equity Segment, which invests primarily in stocks of large capitalized companies.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund’s Sub-Adviser, David L. Babson and Company Incorporated, about each segment’s potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund’s total assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund’s total assets will be invested in the Core Equity Segment, and no more than 30% of the Fund’s total assets will be invested in the Prime Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of the total assets in the Prime Segment.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Emerging Markets Risk and Leveraging Risk.

These Risks are described beginning on page 46.

Annual Performance*

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 9.37% for the quarter ended December 31, 1998 and the lowest was -5.37% for the quarter ended September 30, 1999.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund, by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Ten Years
Class S*	0.00%	8.38%	10.46%
Class Y+	-0.22%	8.17%	10.24%
Class L+	-0.35%	8.05%	10.12%
Class A+	-0.58%	7.73%	9.77%
S&P 500® Index ∧	-9.10%	18.33%	17.46%
Lipper Balanced Fund Index ∧	2.39%	11.80%	12.33%
Lehman Brothers Aggregate Bond Index ∧ ∧	11.63%	6.46%	7.96%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund is based on Class S shares of the 5- and 10-year periods, adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses.

∧  The S&P 500® Index is a widely recognized, unmanaged index of common stock of the 500 largest capitalized U.S. companies. The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual Funds within each of the investment objective categories for the Balanced Fund.

∧ ∧  The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Corporate Bond Index and the Mortgage-Backed Securities Index.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%	.48%	.48%	.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.11%	.26%	.42%	.42%
Total Annual Fund Operating Expenses (1)	.59%	.74%	.90%	1.15%

(1)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 60	$189	$329	$ 737
Class Y	$ 76	$237	$411	$ 917
Class L	$ 92	$287	$498	$1,106
Class A	$117	$365	$633	$1,396

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Core [Value] Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund invests primarily in dividend paying stocks, securities convertible into stocks, and other securities, such as warrants and stock rights whose value is based on stock prices. The Fund’s investment Sub-Adviser, David L. Babson and Company Incorporated, follows a “value” approach that favors the stocks of companies having price/earnings (“P/E”) ratios generally below the S&P 500® Index average. The Fund will also favor companies that have higher dividend yields relative to their industry groups. The Fund generally invests in the publicly traded stock of companies with market capitalizations greater than $2 billion and a history of operations of five years or more. The Fund may also invest a portion of the Fund’s assets in non-dividend paying stocks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 46.
Annual Performance*

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 16.49% for the quarter ended December 31, 1998 and the lowest was -10.61% for the quarter ended September 30, 1999.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Ten Years
Class S*	2.94%	12.66%	14.22%
Class Y+	2.85%	12.48%	14.00%
Class L+	2.74%	12.42%	13.95%
Class A+	2.42%	12.00%	13.51%
S&P 500 Index® ∧	-9.10%	18.33%	17.46%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund is based on Class S shares of the 5- and 10-year periods, adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses.

∧  The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the largest capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.09%	.19%	.34%	.34%
Total Annual Fund Operating Expenses (1)	.59%	.69%	.84%	1.09%

(1)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 60	$189	$329	$ 737
Class Y	$ 71	$221	$384	$ 858
Class L	$ 86	$268	$466	$1,036
Class A	$111	$347	$601	$1,327

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Value Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund’s investment Sub-Adviser, Fidelity Management & Research Company (“FMR”), focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, earnings, or growth potential. The stocks of these companies are often called “value” stocks. FMR may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. These securities are then analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivatives Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 46.

Annual Performance

The Fund began operations May 1, 2001, and therefore has no performance history. There will be risks of investing in the Fund because the returns would be expected to vary from year to year.

Average Annual Total Returns

(for the period ended December 31, 2000)

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.14%	.19%	.34%	.34%
Total Annual Fund Operating Expenses (1)(2)	.84%	.89%	1.04%	1.29%

(1)	Other Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$86	$268
Class Y	$91	$284
Class L	$106	$331
Class A	$132	$409

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.
Fidelity Prior Performance – Similar Accounts*

The bar chart illustrates the variability of returns achieved by Fidelity for its similar accounts.

During the periods shown above, the highest quarterly return was 15.06% for the quarter ended June 30, 1997 and the lowest was -10.96% for the quarter ended September 30, 1998 .

Fidelity Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2000)

The table compares Fidelity’s investment results for its similar accounts to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception
Fidelity Composite
Class S*	11.83%	16.67%	18.71%
Class Y*	11.78%	16.62%	18.66%
Class L*	11.63%	16.47%	18.51%
Class A*	11.38%	16.22%	18.26%
Russell 1000® Value Index ∧	7.01%	16.91%	19.06%

* Performance shown is the composite of all portfolios managed by Fidelity or an affiliate with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The quoted performance does not represent the historical performance of the MassMutual Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “ Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting high quality, large capitalization companies primarily in the S&P 500 Index®. The Sub-Adviser to the Fund, Davis Selected Advisers, L.P. (“Davis”), will invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term.

Using intensive research into company fundamentals, the Fund’s investment Sub-Adviser looks for factors, both quantitative and qualitative, that they believe foster sustainable long-term business growth. While few companies will exhibit all of these qualities, nearly every company in which they invest has a majority and appropriate mix of these traits:

•	First-Class Management: Proven track record; Significant personal ownership stake in business; Intelligent allocators of capital; Smart appliers of technology to improve business and lower costs;

•	Strong Financial Condition and Profitability: Strong balance sheets; Low cost structure/low debt; High after-tax returns on capital; High quality of earnings;

•	Strategic Positioning for the Long-Term: Non-obsolescent products/industries; Dominant position in a growing market; Global presence and brand names.

The Fund may also invest to a limited extent in foreign securities and use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk and Management Risk.

These Risks are described beginning on page 46.
Annual Performance

The Fund began operations May 1, 2000, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns would be expected to vary from year to year.

Average Annual Total Returns

(for the period ended December 31, 2000)

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S		Class Y	Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%		.65%	.65%		.65%
Distribution and Service (Rule 12b-1) Fees	None		None	None		.25%
Other Expenses	.11%		.19%	.35%		.35%
Total Annual Fund Operating Expenses	.76%		.84%	100%		1.25%
Expense Reimbursement (1)	(.01%	)	—	(.01%	)	(.01%	)
Net Fund Expense (2)	.75%		.84%	.99%		1.24%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 77	$242	$421	$ 940
Class Y	$ 86	$268	$465	$1,036
Class L	$101	$317	$551	$1,222
Class A	$126	$396	$685	$1,508

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

Davis Prior Performance — Similar Accounts and Fund’s Return Since Inception*

The bar chart illustrates the variability of returns achieved by Davis for its similar accounts.

	Highest Quarter		Lowest Quarter
MassMutual Large Cap Value Fund	1.12%	3Q 2000	0.93%	4Q 2000
Davis Composite	21.46%	4Q 1998	-14.48%	3Q 1998

Davis Average Annual Total Returns for Similar Accounts and Fund’s Return Since Inception*

(for the periods ended December 31, 2000)

The table compares Davis’ investment results for similar accounts and the Fund’s return since inception to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
MassMutual Large Cap Value Fund (since inception 5/00)
Class S*	-.08%	N/A	N/A
Class Y*	-.08%	N/A	N/A
Class L*	-.26%	N/A	N/A
Class A*	-.36%	N/A	N/A
Davis Composite
Class S*	9.97%	20.81%	20.45%
Class Y*	9.88%	20.72%	20.36%
Class L*	9.73%	20.57%	20.21%
Class A*	9.48%	20.32%	19.96%
S&P 500® Index ∧	-9.10%	18.33%	17.46%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Davis’ composite includes performance of the Selected American Shares and Davis New York Venture Fund, which are registered under the 1940 Act. The quoted performance does not represent the historical performance of the MassMutual Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧   The S&P 500® Index is a widely recognized, unmanaged index representative of the largest capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the equity securities of companies that make up the S&P 500® Index. The Fund generally purchases securities in proportions that match their index weights. This is the basis of achieving capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of its shares contributes to the S&P 500® Index. However, the Fund’s investment Sub-Adviser, Deutsche Asset Management, Inc., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 88). Therefore, the Fund may not hold every stock in the Index. This approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in the Appendix. These investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500® Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

The Principal Risks of investing in the Fund are Market Risk, Tracking Error Risk, Credit Risk, Derivative Risk, Foreign Investment Risk, Non-Diversification Risk, Leveraging Risk and Growth Company Risk.

These Risks are described beginning on page 46.

Annual Performance*

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the period shown above, the highest quarterly return for the Fund is 21.23% for the quarter ended December 31, 1998 and the lowest quarterly return is -9.97% for the quarter ended September 30, 1998.

Average Annual Total Returns*

(for the periods ended December 31, 2000)

The table shows the risk of investing in the Fund because the Fund’s returns will differ from the S&P 500® Index, due, in part, to the fees and expenses of the Fund.

	One Year	Five Years	Since Inception (7/93)
Class S	-9.47%	17.83%	17.11%
Class Y+	-9.46%	17.68%	16.94%
Class L+	-9.61%	17.64%	16.92%
Class A+	-9.88%	17.22%	16.48%
S&P 500® Index ∧	-9.10%	18.33%	17.69%

* The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio in which the Fund previously invested (which includes, for the period from July 2, 1993 through May 25, 1994, the performance of its predecessor) adjusted to reflect the Fund’s current fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund is based on Class S shares for the 5-year and since inception periods, adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to July 1, 1999 is based on Class S shares adjusted to reflect Class L expenses.

∧  The S&P 500® Index is a widely recognized unmanaged index of common stocks of the 500 largest capitalized U.S. companies. The S&P 500® Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A	Class Z (2)
Annual Fund Operating Expenses (expenses that are deducted from Fund Assets)
Management Fees	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	None
Other Expenses	.32%	.34%	.49%	.49%	.10%
Total Annual Fund Operating Expenses (1)	.42%	.44%	.59%	.84%	.20%

(1)
Employee benefit plans which invest in theFund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

(2)	Other Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the first fiscal year of the Fund’ s share class.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$43	$135	$235	$ 529
Class Y	$45	$141	$246	$ 554
Class L	$60	$189	$329	$ 737
Class A	$86	$268	$466	$1,036
Class Z	$20	$ 64	$113	$ 255

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Blue Chip Growth Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks of well-known and established companies. Under normal conditions, at least 65% of the Fund’s total assets will be invested in blue chip companies (those with a market capitalization of at least $200 million, if the company’s stock is included in the Standard & Poor’s 500 SM Index (S&P 500®) or the Dow Jones Industrial Average, or $1 billion if not included in either index). The Fund’s investment Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests the Fund’s assets in companies that it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks.

FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund’s exposure to changing security prices or other factors that affect security values.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivatives Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 46.

Annual Performance

The Fund began operations May 1, 2001, and therefore has no performance history. There will be risks of investing in the Fund because the returns would be expected to vary from year to year.

Average Annual Total Returns

(for the period ended December 31, 2000)

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses (3)	.18%	.28%	.43%	.43%
Total Annual Fund Operating Expenses (1)(2)	.88%	.98%	1.13%	1.38%

(1)	Other Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

(3)	Other Expenses for Class S are tied to the expenses of the Fidelity Blue Chip Growth Fund and may range between .18% and .31%.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$ 90	$281
Class Y	$100	$312
Class L	$115	$359
Class A	$141	$437

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.
Fidelity Prior Performance –
Similar Accounts*

The bar chart illustrates the variability of returns achieved by Fidelity for a similar account.

During the periods shown above, the highest quarterly return was 23.36% for the quarter ended December 31, 1998 and the lowest was -12.34% for the quarter ended December 31, 2000.

Fidelity Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2000)

The table compares Fidelity’s investment results for similar accounts to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Class S*	-10.55%	17.03%	20.27%
Class Y*	-10.65%	16.92%	20.17%
Class L*	-10.80%	16.77%	20.02%
Class A*	-11.05%	16.52%	19.76%
S&P 500® Index ∧	-9.10%	18.33%	17.46%

* Performance shown is from a mutual fund managed by Fidelity with substantially similar investment objectives, policies and investment strategies and without significant, client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The performance is of the Fidelity Blue Chip Growth Fund which is registered under the 1940 Act. The quoted performance does not represent the historical performance of the MassMutual Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The S&P 500® Index is a widely recognized, unmanaged index representative of the largest capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing its assets, except for working cash balances, primarily in the common stocks and securities convertible into common stocks of companies which the Fund’s investment Sub-Adviser, Massachusetts Financial Services Company (“MFS”), believes offer better than average prospects for long-term growth.

The Sub-Adviser uses a bottom-up, as opposed to a top-down, investment style, which means that securities are selected based upon a fundamental analysis performed by the portfolio manager and the Sub-Adviser’s large group of equity research analysts.

In managing the Fund, MFS seeks to purchase securities of companies which it considers well-run and poised for growth, particularly companies which demonstrate:

•	a strong franchise, strong cash flows and a recurring revenue stream;

•	a strong industry position, where there is potential for high profit margins and/or substantial barriers to entry in the industry;

•	a strong management with a clearly defined strategy; and

•	new products or services.

The Fund may invest up to 30% of its assets in foreign securities, including companies in emerging markets, and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk, Growth Company Risk and Emerging Markets Risk.

These Risks are described beginning on page 46.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the period shown above, the highest quarterly return for the Fund is 26.53% for the quarter ended December 31, 1999 and the lowest quarterly return is -13.09% for the quarter ended December 31, 2000.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risk of investing in the Fund because the Fund’s returns will differ from the S&P 500® Index, due, in part, to the fees and expenses of the Fund.

	One Year	Since Inception (5/3/99)
Class S	-5.61%	12.82%
Class Y	-5.69%	12.77%
Class L	-5.84%	12.65%
Class A	-6.01%	12.38%
S&P 500® Index ∧	-9.10%	0.54%

∧  The S&P 500® Index is a widely recognized unmanaged index of common stocks of the 500 largest capitalized U.S. companies. The S&P 500® Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class S		Class Y		Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.68%		.68%		.68%		.68%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%
Other Expenses	.15%		.21%		.36%		.36%
Total Annual Fund Operating Expenses	.83%		.89%		1.04%		1.29%
Expense Reimbursement (1)	(.05%	)	(.05%	)	(.05%	)	(.05%	)
Net Fund Expenses (2)	.78%		.84%		.99%		1.24%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 80	$260	$455	$1,019
Class Y	$ 86	$279	$488	$1,090
Class L	$101	$326	$569	$1,265
Class A	$126	$404	$703	$1,550

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by MFS for its similar accounts.

During the periods shown above, the highest quarterly return was 28.33% for the quarter ended December 31, 1999 and the lowest was -13.62% for the quarter ended December 31, 2000.

MFS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2000)

The table compares MFS’ investment results for similar accounts to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
MFS Composite
Class S*	-7.13%	26.91%	21.69%
Class Y*	-7.19%	26.84%	21.63%
Class L*	-7.33%	26.70%	21.49%
Class A*	-7.58%	26.45%	21.23%
S&P 500® Index ∧	-9.10%	18.33%	17.46%

* MFS Similar Account performance is a composite of all portfolios managed by MFS with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. MFS’ composite includes performance of the Fund since its inception May 3, 1999, and performance of the Massachusetts Investors Growth Stock Composite Fund, which is also registered under the 1940 Act. The composite performance does not represent the historical performance of the MassMutual Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The S&P 500® Index is a widely recognized, unmanaged index representative of the largest capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

MassMutual Aggressive Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in common stocks selected for their growth potential. This Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund’s investment Sub-Adviser, Janus Capital Corporation, generally uses a “bottom up” approach to identify companies whose growth potential has not been recognized by the market at large. Companies are considered one at a time, regardless of size, country of organization, place of business activity or other similar criteria. Current income is not an objective of the Fund, and any income realized will be incidental to the Fund’s investment objective.

In selecting securities, the Fund’s Sub-Adviser focuses on the common stocks of two types of companies:

•	Those experiencing above-average unit growth versus their peer group or the general economy; and

•	Companies that are realizing positive change as a result of a new product development, an improved regulatory environment, or strong management team.

Sell decisions are made under two scenarios: first, when a stock’s price increases substantially relative to the company’s earnings growth projection, and the Fund uses the opportunity to take profits; and the Sub-Adviser may sell when a change in company fundamentals casts doubt on the earnings expectations.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page 42.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Leveraging Risk, Growth Company Risk, Currency Risk and Emerging Markets Risk.

These Risks are described beginning on page 46.

Annual Performance

The Fund began operations May 1, 2000, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns would be expected to vary from year to year.

Average Annual Total Returns

(for the period ended December 31, 2000)

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S		Class Y		Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.73%		.73%		.73%		.73%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%
Other Expenses	.14%		.22%		.39%		.37%
Total Fund operating Expenses	.87%		.95%		1.12%		1.35%
Expense Reimbursement (1)	(.03%	)	(.01%	)	(.03%	)	(.01%	)
Net Fund Expenses (2)	.84%		.94%		1.09%		1.34%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$86	$275	$479	$1,068
Class Y	$96	$302	$524	$1,164
Class L	$111	$353	$614	$1,358
Class A	$137	$427	$738	$1,620

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.
Janus Prior Performance – Similar Accounts and Fund’s Return Since Inception*

The bar chart illustrates the variability of returns achieved by Janus for its similar accounts.

	Highest Quarter			Lowest Quarter
MassMutual Aggressive Growth Fund	-0.92%	3Q	2000	-19.55%	4Q	2000
Janus Composite	51.54%	4Q	1999	-22.62%	4Q	2000

Janus Average Annual Total Returns for Similar Accounts and Fund’s Return Since Inception*

(for the periods ended December 31, 2000)

The table compares Janus’ investment results for its similar accounts and the Fund’s return since inception to that of an index measuring the broad market over different time periods.

	One Year	Five Years
MassMutual Aggressive Growth Fund (since inception 5/00)
Class S*	-22.05%	N/A
Class Y*	-22.06%	N/A
Class L*	-22.10%	N/A
Class A*	-22.32%	N/A

Janus Capital Corporation
Class S*	-21.53%	30.69%
Class Y*	-21.63%	30.59%
Class L*	-21.88%	30.32%
Class A*	-22.13%	30.06%
S&P 500® Index	-9.10%	18.33%

* Performance shown is the composite of all portfolios managed by Janus with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Janus’ composite includes the Janus Olympus Fund which is registered under the 1940 Act. The quoted performance does not represent the historical performance of the MassMutual Aggressive Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The S&P 500® Index is a widely recognized, unmanaged index representative of larger capitalized, U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index® is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index® does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the basis of achieving a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of its shares contributes to the NASDAQ 100 Index®. However, the Fund’s investment sub-adviser, Deutsche Asset Management, Inc., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 88). Therefore, the Fund may not hold every stock in the Index. This approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liguidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in the Appendix. These investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Tracking Error Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Leveraging Risk, Smaller Company Risk and Growth Company Risk.

These Risks are described beginning on page 46.

Annual Performance

The Fund began operations May 1, 2000, and does not have a full calendar year of returns. There will be risks of investing in the Fund as returns would be expected to vary from year to year.

Average Annual Total Returns

(for the periods ended December 31, 2000)

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

* NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index® is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use of any data included therein.

Expense Information

	Class S		Class Y		Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.15%		.15%		.15%		.15%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%
Other Expenses	.54%		.65%		.71%		.71%
Total Annual Fund Operating Expenses	.69%		.80%		.86%		1.11%
Expense Reimbursement (1)	(.15%	)	(.16%	)	(.07%	)	(.07%	)
Net Fund Expenses (2)	.54%		.64%		.79%		1.04%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannont be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 55	$206	$369	$ 843
Class Y	$ 65	$239	$428	$ 974
Class L	$ 81	$267	$470	$1,053
Class A	$106	$346	$605	$1,344

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Focused Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. equity securities.

As a “non-diversified” fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” described on page 42.

The Fund’s Sub-Adviser seeks out companies that are trading at significant discounts to their underlying value. The manager utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations between $1-$10 billion and which have significant profit potential.

Sell targets are generally set when a stock is first purchased. The Sub-Adviser generally sells a stock when it achieves 90-100% of its fair value or when it is determined that management is no longer a steward of shareholder interests.

The Fund’s investment Sub-Adviser, Harris Associates L.P., intends to invest primarily in U.S. companies, but the Fund may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers. These may include foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund’s foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Leveraging Risk and Smaller Company Risk.

These Risks are described beginning on page 46.

Annual Performance

The Fund began operations May 1, 2000, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns would be expected to vary from year to year.

Average Annual Total Returns

(for the period ended December 31, 2000)

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S		Class Y		Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.69%		.69%		.69%		.69%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%
Other Expenses	.14%		.22%		.36%		.37%
Total Annual Fund Operating Expenses	.83%		.91%		1.05%		1.31%
Expense Reimbursement (1)	(.04%	)	(.02%	)	(.01%	)	(.02%	)
Net Fund Expenses (2)	.79%		.89%		1.04%		1.29%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 81	$261	$456	$1,020
Class Y	$ 91	$288	$502	$1,116
Class L	$106	$333	$578	$1,280
Class A	$132	$413	$716	$1,575

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.
Harris Associates Prior Performance –
Similar Accounts and Fund’s Return Since Inception*

The bar chart illustrates the variability of returns achieved by Harris Associates for its similar accounts.

	Highest Quarter			Lowest Quarter
MassMutual Focused Value Fund	7.93%	4Q	2000	3.70%	3Q	2000
Harris Composite	22.72%	4Q	1998	-15.39%	3Q	1998

Harris Associates Average Annual Total Returns for Similar Accounts and Fund’s Return Since Inception*

(for the periods ended December 31, 2000)

The table compares Harris Associates’ investment results for similar accounts to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
MassMutual Focused Value Fund (since inception 5/99)
Class S*	5.77%	N/A	N/A
Class Y*	5.66%	N/A	N/A
Class L*	5.48%	N/A	N/A
Class A*	5.41%	N/A	N/A
Harris Composite
Class S*	8.54%	18.17%	20.08%
Class Y*	8.44%	18.07%	19.98%
Class L*	8.29%	17.92%	19.83%
Class A*	8.04%	17.67%	19.58%
Russell 2500 Index ∧	4.27%	13.98%	17.42%

* Performance shown is a composite of all portfolios managed by Harris Associates with substantially similar investment objectives, policies and investment strategies and without significant, client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The quoted performance does not represent the historical performance of the MassMutual Focused Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The Russell 2500 Index is a widely recognized, unmanaged index representative of the mid-capitalization U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Small Cap Value Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. This approach favors stocks of companies having price/earnings (“P/E”) ratios generally below the S&P 500® Index average. The Fund generally invests in publicly traded stocks of companies with market capitalizations in the range of companies in the Russell 2000 Index, the Fund’s benchmark. Normally, however, at least 65% of the Fund’s investments will be in small cap companies. For these purposes, the Fund treats as “small cap” those companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category. The range of capitalizations of companies included in Russell 2000 Index and the Lipper, Inc. Small Cap Category will fluctuate as market prices increase or decrease. The Fund’s Sub-Adviser, David L. Babson and Company Incorporated, will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Currency Risk, Foreign Investment Risk, Derivative Risk, Leveraging Risk and Smaller Company Risk.

These Risks are described beginning on page 46.

Annual Performance*

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 18.72% for the quarter ended June 30, 1997 and the lowest was -18.98% for the quarter ended September 30, 1998 .

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund, by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Ten Years
Class S*	14.19%	11.75%	13.20%
Class Y+	14.02%	11.56%	12.98%
Class L+	13.97%	11.50%	12.92%
Class A+	13.68%	11.11%	12.51%
Russell 2000 Index ∧	-3.02%	10.31%	15.53%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund is based on Class S shares of the 5- and 10-year periods, adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses.

∧  The Russell 2000 Index is a widely recognized, unmanaged index representative of small-capitalization U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.58%	.58%	.58%	.58%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.10%	.20%	.36%	.36%
Total Annual Fund Operating Expenses (1)	.68%	.78%	.94%	1.19%

(1)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 69	$218	$379	$ 846
Class Y	$ 80	$249	$433	$ 965
Class L	$ 96	$300	$520	$1,153
Class A	$121	$378	$654	$1,441

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Mid Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

This Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities having capitalizations in the range of companies included in the S&P Mid Cap 400 Index. The Sub-Adviser for the Fund, Miller Anderson & Sherrerd, LLP (“MAS”), focuses particularly on the expectations of stock analysts and invests the portfolio in stocks of companies that it believes will report earnings growth exceeding analysts’ expectations. The Fund may invest to a limited extent in foreign equity securities. MAS may use derivatives in managing the portfolio.

MAS uses a quantitative screen to sort stocks based on revisions to analysts’ earnings predictions. MAS then conducts extensive fundamental research into those companies with the most attractive earnings revisions. Finally, MAS evaluates the valuation of the stocks to eliminate from consideration the most overvalued stocks. MAS also follows a strict sell discipline. The Fund will sell stocks when their earnings revision scores fall to unacceptable levels, fundamental research reveals unfavorable trends, or their valuations exceed levels that are reasonable in relation to the stock’s growth prospects.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk, Smaller Company Risk, Growth Company Risk and Emerging Markets Risk.

Additional Risks Regarding Performance: The Fund’s investments in initial public offerings (“IPOs”) may have a significant impact on the Fund’s returns during its start-up period. The impact of IPOs would not be expected to be as great as the Fund’s assets grow.

These Risks are described beginning on page 46.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 36.94% for the quarter ended December 31, 1999 and the lowest was -17.28% for the quarter ended December 31, 2000.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund, by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/3/99)
Class S	-7.11%	16.75%
Class Y	-7.11%	16.75%
Class L	-7.26%	16.59%
Class A	-7.49%	16.26%
Russell 2500 Index ∧	4.27%	14.18%

∧  The Russell 2500 Index is a widely recognized, unmanaged index representative of mid-capitalization U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class S		Class Y		Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%		.70%		.70%		.70%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%
Other Expenses	.15%		.22%		.38%		.38%
Total Annual Fund Operating Expenses	.85%		.92%		1.08%		1.33%
Expense Reimbursement (1)	(.05%	)	(.05%	)	(.06%	)	(.06%	)
Net Fund Expenses (2)	.80%		.87%		1.02%		1.27%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 82	$266	$466	$1,043
Class Y	$ 89	$288	$504	$1,125
Class L	$104	$338	$589	$1,310
Class A	$129	$416	$723	$1,594

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MAS Prior Performance for
Similar Accounts*

The bar chart illustrates the variability of returns achieved by MAS for its similar accounts.

During the periods shown above, the highest quaterly return was 39.31% for the quarter ended December 31, 1999 and the lowest was -19.03% for the quarter ended September 30, 1998.

MAS Average Annual Total Returns for
Similar Accounts*

(for the periods ended December 31, 2000)

The table compares MAS’ investment results for its similar accounts to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
MAS Similar Accounts
Class S*	-7.62%	27.54%	23.71%
Class Y*	-7.69%	27.46%	23.64%
Class L*	-7.84%	27.31%	23.49%
Class A*	-8.09%	27.06%	23.23%
Russell 2500 Index ∧	4.27%	13.98%	17.42%

* MAS Similar Account performance is a composite of all portfolios managed by MAS with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. MAS’ composite includes performance of the Fund since its inception May 3, 1999, and performance of the MAS Funds Mid Cap Growth Portfolio, which is registered under the 1940 Act. The Fund’s actual performance since inception is also shown separately. The composite performance does not represent the historical performance of the MassMutual Mid Cap Growth Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The Russell 2500 Index is a widely recognized, unmanaged index representative of mid-capitalization U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Mid Cap Growth Equity II Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 65% of the Fund’s total assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s investment sub-adviser T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. However, the Fund is not required to sell a company, or cease to purchase the stock of a company it already owns, just because the company’s market capitalization has fallen outside that range.

As investment Sub-Adviser to the Fund, T. Rowe Price favors companies that:

•	have proven products or services;

•	have a record of above-average earnings growth;

•	have demonstrated potential to sustain earnings growth;

•	operate in industries experiencing increasing demand;

•	have stock prices that appear to undervalue their growth prospects.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk, Smaller Company Risk, Growth Company Risk and Emerging Markets Risk.

These Risks are described beginning on page 46.

Annual Performance

The Fund began operations June 1, 2000, and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns would be expected to vary from year to year.

Average Annual Total Returns

(for the period ended December 31, 2000)

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S		Class Y		Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%		.75%		.75%		.75%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%
Other Expenses	.13%		.22%		.37%		.37%
Total Annual Fund Operating Expenses	.88%		.97%		1.12%		1.37%
Expense Reimbursement (1)	(.03%	)	(.03%	)	(.03%	)	(.03%	)
Net Fund Expenses (2)	.85%		.94%		1.09%		1.34%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 87	$278	$485	$1,080
Class Y	$ 96	$306	$533	$1,185
Class L	$111	$353	$614	$1,358
Class A	$137	$431	$747	$1,641

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

T. Rowe Price
Prior Performance – Similar Accounts and Fund’s Returns Since Inception*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for its similar accounts and shows the Fund’s returns since inception.

	Highest Quarter	Lowest Quarter
MassMutual Mid Cap Growth Equity II Fund	5.71% 3Q 2000	-3.84 4Q 2000
T. Rowe Price Composite	26.80% 4Q 1998	-17.47 3Q 1998

T. Rowe Price Average Annual Total
Returns for Similar Accounts and Fund’s Returns Since Inception*

(for the periods ended December 31, 2000)

The table compares T. Rowe Price’s investment results for its similar accounts and the Fund’s returns since inception to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception 7/92
MassMutual Mid Cap Growth Equity II Fund (since inception 6/00)
Class S*	5.10%	N/A	N/A
Class Y*	5.10%	N/A	N/A
Class L*	5.00%	N/A	N/A
Class A*	4.80%	N/A	N/A
T. Rowe Price Composite
Class S*	7.86%	19.28%	21.86%
Class Y*	7.77%	19.19%	21.76%
Class L*	7.64%	19.06%	21.63%
Class A*	7.37%	18.79%	21.35%
S&P Mid Cap 400 Index ∧	17.50%	20.41%	18.48%

* Performance shown is from a mutual fund managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The performance is of the T. Rowe Price Mid-Cap Growth Fund which is registered under the 1940 Act. The quoted performance does not represent the historical performance of the MassMutual Mid Cap Growth Equity II Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The S&P Mid Cap 400 Index is a widely recognized, unmanaged index representative of mid-capitalization U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. The Fund will generally buy securities of companies whose market capitalizations are included in the Lipper, Inc. Small Cap Category. The range of capitalizations of companies included in the Lipper, Inc. Small Cap Category will fluctuate as market prices increase or decrease. The Fund is not required to invest in dividend paying stocks, since current income is not an objective of the Fund. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio.

The investment process of J.P. Morgan Investment Management Inc. is based on in-depth proprietary research and stock valuation and selection; insight into companies’ real growth potential by forecasting prospects over periods often up to 5 years; quantifying research results with rankings according to relative value, and buying under-valued or fairly valued companies poised for long-term growth; focusing on each company’s business strategy and competitive environment; and high growth sectors such as technology, health care and consumer services.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure. Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated three year holding period, and therefore expects this portion of the Fund’s portfolio to typically have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk, Smaller Company Risk, Growth Company Risk and Emerging Markets Risk.

Additional Risks regarding Performance: The Fund’s investments in initial public offerings (“IPOs”) may have a significant impact on the Fund’s returns during its start-up period. The impact of IPOs would not be expected to be as great as the Fund’s assets grow.

These Risks are described beginning on page 46.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 42.52% for the quarter ended December 31, 1999 and the lowest was -16.66% for the quarter ended December 31, 2000.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods.

	One Year	Since Inception (5/3/99)
Class S	-13.32%	22.07%
Class Y	-13.44%	21.88%
Class L	-13.54%	21.72%
Class A	-13.82%	21.42%
Russell 2000 Index ∧	3.02%	8.24%

∧ The Russell 2000 Index is a widely recognized, unmanaged index representative of small-capitalization U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class S		Class Y		Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.82%		.82%		.82%		.82%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%
Other Expenses	.17%		.31%		.46%		.46%
Total Annual Fund Operating Expenses	.99%		1.13%		1.28%		1.53%
Expense Reimbursement (1)	(.04%	)	(.04%	)	(.04%	)	(.04%	)
Net Fund
Expenses (2)	.95%		1.09%		1.24%		1.49%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 97	$311	$543	$1,208
Class Y	$111	$355	$618	$1,369
Class L	$126	$402	$698	$1,539
Class A	$152	$480	$830	$1,817

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.
J.P. Morgan and Waddell & Reed Prior
Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser and how they have differed.

	Highest Quarter	Lowest Quarter
J.P. Morgan	43.37%, 4Q 1999	-24.35%, 4Q 2000
Waddell & Reed	44.12%, 4Q 1999	-10.48%, 3Q 1998

J.P. Morgan and Waddell & Reed Average
Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 1999)

The table compares each Sub-Adviser’s investment results for its similar accounts, to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
J. P. Morgan
Class S*	-22.33%	15.41%	N/A
Class Y*	-22.47%	15.26%	N/A
Class L*	-22.62%	15.11%	N/A
Class A*	-22.87%	14.85%	N/A
Waddell & Reed
Class S*	-7.51%	32.09%	29.65%
Class Y*	-7.65%	31.95%	29.51%
Class L*	-7.80%	31.79%	29.35%
Class A*	-8.05%	31.54%	29.09%
Russell 2000 Index ∧	-3.02%	10.31%	15.53%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Each Sub-Adviser’s composite includes the return for the portion of the Fund’s portfolio which it manages. The Fund’s actual performance since inception is also shown separately. The composite performance does not represent the historical performance of the MassMutual Small Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  The Russell 2000 Index is a widely recognized, unmanaged index representative of small-capitalization, U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.
MassMutual Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging companies. The Fund will generally invest in industry segments experiencing rapid growth, and will likely have a portion of its assets in technology and technology-related stocks. The Fund will normally invest at least 65% of its assets in equity securities (primarily common stocks) of these emerging growth companies. Although the Fund may invest in companies of any size, under current market conditions at the date of this prospectus, it is expected that a substantial portion of the Fund’s investments will be in companies with market capitalizations of $1.5 billion or less.

RS Investment Management, L.P. (“RS”), the Fund’s Sub-Adviser, considers companies that:

•	have distinct proprietary advantages;

•	are gaining market share;

•	have superior margins or experience superior profitability; and

•	have strong management teams.

A security may be sold when its price hits RS’ target. A security may also be sold if the company’s growth rate deteriorates or its performance disappoints, if its price appears overvalued, or if there has been an unfavorable change in the issuer’s management. The Fund may also sell a security if institutional ownership increases substantially.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk, Smaller Company Risk, Growth Company Risk and Emerging Markets Risk.

Additional Risks regarding Performance: The Fund’s investments in initial public offerings (“IPOs”) may have a significant impact on the Fund’s returns during its start-up period. The impact of IPOs would not be expected to be as great as the Fund’s assets grow.

These Risks are described beginning on page 46.

Annual Performance

The Fund began operations May 1, 2000 and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns would be expected to vary from year to year.

Average Annual Total Returns

(for the period ended December 31, 2000)

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S		Class Y		Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.79%		.79%		.79%		.79%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%
Other Expenses	.19%		.27%		.44%		.44%
Total Annual Fund Operating Expenses	.98%		1.06%		1.23%		1.48%
Expense Reimbursement (1)	(.09%	)	(.07%	)	(.09%	)	(.09%	)
Net Fund Expenses (2)	.89%		.99%		1.14%		1.39%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 91	$303	$533	$1,191
Class Y	$101	$330	$578	$1,286
Class L	$116	$381	$667	$1,478
Class A	$142	$459	$799	$1,758

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

RS Prior Performance –
Similar Accounts and Fund’s Return Since Inception*

The bar chart illustrates the variability of returns achieved by RS for its similar accounts.

	Highest Quarter		Lowest Quarter
MassMutual Emerging Growth Fund	-8.36%	3Q 2000	-25.66%	4Q 2000
R.S. Composite	74.72%	4Q 1999	-26.46%	4Q 2000

RS Average Annual Total Returns for Similar Accounts and Fund’s Return Since Inception*

(for the periods ended December 31, 2000)

The table compares RS’ investment results for its similar accounts to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
MassMutual Emerging Growth Fund (since inception 5/00)
Class S*	-26.70%	N/A	N/A
Class Y*	-26.70%	N/A	N/A
Class L*	-26.70%	N/A	N/A
Class A*	-26.80%	N/A	N/A
Composite
Class S*	-25.85%	31.85%	24.47%
Class Y*	-25.95%	31.74%	24.37%
Class L*	-26.10%	31.57%	24.21%
Class A*	-26.35%	31.30%	23.95%
Russel 2000 Index	-3.02%	10.31%	15.53%

* Performance shown is a composite of all portfolios managed by RS Investment Management with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. RS’ composite includes performance of the RS Emerging Growth Fund, which is registered under the 1940 Act. The quoted performance does not represent the historical performance of the MassMutual Emerging Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees tht may be paid by investors for administrative services or group annuity contract charges.

∧  The Russell 2000 Index is a widely recognized, unmanaged index representative of small-capitalization U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual International Equity Fund

Investment Objective

This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

The Fund seeks to achieve its objective by having at least 75% of its total assets invested in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. The Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. OFI also considers the macroeconomic outlook for various regional economies. The Fund tends to favor companies involved in the following businesses:

•	Capital Market Development;

•	Telecommunications/Media;

•	Efficiency Enhancing Technologies and Services;

•	Healthcare and Biotechnology;

•	Infrastructure Spending;

•	Emerging Consumer Markets;

•	Corporate Restructuring; and

•	Natural Resources.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk and Emerging Markets Risk.

These Risks are described beginning on page 46.

Annual Performance*

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 39.47% for the quarter ended December 31, 1999 and the lowest was -21.54% for the quarter ended September 30, 1998.

Average Annual Total Returns

(for the periods ended December 31, 2000)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods.

	One Year	Five Years	Since Inception (8/91)
Class S*	-8.95%	15.54%	13.80%
Class Y+	-8.97%	15.41%	13.61%
Class L+	-9.12%	15.29%	13.55%
Class A+	-9.30%	14.70%	13.01%
MSCI EAFE ∧	-14.17%	7.13%	8.04%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund is based on Class S shares for the 5- and 10-year periods, adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses.

∧  MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses and cannot be purchased directly by Investors.

Expense Information

	Class S		Class Y		Class L		Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%		.85%		.85%		.85%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%
Other Expenses	.27%		.33%		.52%		.57%
Total Annual Fund Operating Expenses	1.12%		1.18%		1.37%		1.67%
Expense Reimbursement (1)	(.05%	)	(.08%	)	(.12%	)	(.17%	)
Net Fund Expenses (2)	1.07%		1.10%		1.25%		1.50%

(1)
The expenses in the above table reflect an agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2002. The agreement cannot be terminated unilaterally by MassMutual.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$109	$351	$612	$1,356
Class Y	$112	$367	$641	$1,422
Class L	$127	$422	$738	$1,633
Class A	$153	$510	$891	$1,958

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual International Equity II Fund

Investment Objective

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in stocks traded mainly in foreign markets, including markets in Europe, Latin America and Asia. The Fund’ s Sub-Adviser focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. The Sub-Adviser also considers the macroeconomic outlook for various regional economies.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivatives Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 46.

Annual Performance

The Fund began operations May 1, 2001, and therefore has no performance history. There will be risks of investing in the Fund because the returns would be expected to vary from year to year.

Average Annual Total Returns

(for the period ended December 31, 2000)

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.20%	.25%	.40%	.40%
Total Annual Fund Operating Expenses (1)(2)	1.20%	1.25%	1.40%	1.65%

(1)	Other Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)
Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$122	$381
Class Y	$127	$397
Class L	$143	$443
Class A	$168	$521

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

[    ] Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by [        ] for its similar accounts.

During the periods shown above, the highest quarterly return was [        ]% for the quarter ended [                     ] and the lowest was -[        ]% for the quarter ended [                     ].

[    ] Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2000)

The table compares [    ] investment results for similar accounts to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
[ ] Composite
Class S*	[ ]%	[ ]%	[ ]%
Class Y*	[ ]%	[ ]%	[ ]%
Class L*	[ ]%	[ ]%	[ ]%
Class A*	[ ]%	[ ]%	[ ]%
MSCI EAFE ∧	-14.17%	7.13%	8.24%

* [    ] Similar Account performance is a composite of all portfolios managed by [    ] with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. [     ]’ composite includes performance of [    ] which is registered under the 1940 Act. The composite performance does not represent the historical performance of the MassMutual International Equity II Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

∧  MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses and cannot be purchased directly in Investors.

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant affect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. The chart at the end of this section displays similar information. All Funds could be subject to additional Principal Risks because the types of investments made by each Fund can change over time. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Prime/Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Prime Fund, the Short-Term Bond Fund, the Core Bond Fund, the Balanced Fund’s Core Bond Segment and the Diversified Bond Fund are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is defined on page 6 of the Prospectus and in the Statement of Additional Information. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

The Core Equity Fund, the Small Cap Value Equity Fund, the Indexed Equity Fund, the International Equity Fund, the International Equity II Fund, the Core Equity Segment of the Balanced Fund, the Large Cap Value Fund, the Value Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Blue Chip Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund and the Small Cap Growth Equity Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, prospects of the securities issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

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Credit Risk.  All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Prime Fund, the Core Bond Fund, the Diversified Bond Fund and the Prime Segment and the Core Bond Segment of the Balanced Fund to the extent they invest in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. The Core Bond Fund, the Core Bond Segment of the Balanced Fund and the Diversified Bond Fund invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

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Management Risk.  All the Funds are, other than the Indexed Equity Fund and the OTC 100 Fund, subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

Certain types of investments may have a greater effect on a Fund’s performance. Investments by the MassMutual Small Cap Growth Equity Fund and MassMutual Emerging Growth Fund in initial public offerings (“IPOs”) may have a significant impact on each Fund’s returns during its start up period. However, the impact of IPOs would not be expected to be as great as each Fund’s assets grow.

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Tracking Error Risk  There are several reasons that the Index Equity Fund’s or the OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

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Prepayment and Reinvestment Risk. Prepayment and reinvestment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Short-Term Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund and the Diversified Bond Fund to the extent that these Funds invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which is the least desirable time. These Funds are also subject to reinvestment risk, which is the chance that cash flows from securities will be reinvested at lower rates if interest rates fall.

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Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign investments and securities having small market capitalization, substantial market and/or credit risk tend to involve greater liquidity risk. Accordingly, the Core Bond Fund, the Diversified Bond Fund, the Small Cap Value Equity Fund, the International Equity Fund, the International Equity II Fund, the Core Bond Segment of the Balanced Fund, the Value Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Blue Chip Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund and the Small Cap Growth Equity Fund may be subject to liquidity risk.

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Derivatives Risk.  All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

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Non-Diversification Risk.   Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Aggressive Growth Fund and the Focused Value Fund are actively managed non-diversified funds. Each Fund’s investment Sub-Adviser uses a strategy of limiting the number of companies which the Fund will hold. The Indexed Equity Fund and the OTC 100 Fund are considered non-diversified funds. They satisfy their investment objectives of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Funds buy.

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Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. The Core Bond Fund, the International Equity Fund, the International Equity II Fund, the Focused Value Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Value Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund and the Small Cap Growth Equity Fund are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

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Emerging Markets Risk.  The Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Value Fund, the Growth Equity Fund, the Blue Chip Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the International Equity Fund and the International Equity II Fund may invest in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in foreign securities in emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These could result in settlement delays and temporary periods when a portion of a Fund’s assets are not invested, or a loss in value due to illiquidity.

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Currency Risk.  The Core Bond Fund, the International Equity Fund, the International Equity II Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Value Fund, the Growth Equity Fund, the Blue Chip Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund and the Small Cap Growth Equity Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. Dollar, or, in the case of hedging positions, the U.S. Dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

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Smaller Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Small Cap Value Equity Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Focused Value Fund, Emerging Growth Fund and Small Cap Growth Equity Fund generally have the greatest exposure to this risk.

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Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Growth Equity Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund and the Small Cap Growth Equity Fund have significant growth company risk. Growth companies, especially technology related companies, have seen dramatic rises in stock valuations. These Funds may also have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

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Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks even if not marked.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Currency Risk	Leveraging Risk	Smaller Company Risk	Growth Company Risk	Emerging Markets Risk	Tracking Error Risk

Prime Fund	X	X	X			X				X

Short-Term Bond Fund	X	X	X	X		X				X

Core Bond Fund	X	X	X	X	X	X		X	X	X			X

Diversified Bond Fund	X	X	X	X	X	X		X	X	X			X

Balanced Fund	X	X	X	X	X	X		X	X	X			X

Core Equity Fund	X	X	X			X				X

Large Cap Value Fund	X		X

Value Fund	X	X	X		X	X		X	X	X			X

Indexed Equity Fund	X	X				X	X	X		X		X		X

Blue Chip Growth Fund	X	X	X		X	X		X	X	X		X	X

Growth Equity Fund	X	X	X		X	X		X	X	X		X	X

Aggressive Growth Fund	X		X		X	X	X	X	X		X	X	X

OTC 100 Fund	X	X	X		X	X	X			X	X	X		X

Focused Value Fund	X	X	X		X	X	X	X		X	X

Small Cap Value Equity Fund	X	X	X		X	X		X	X	X	X

Mid Cap Growth Equity Fund	X	X	X		X	X		X	X	X	X	X	X

Mid Cap Growth Equity II Fund	X	X	X		X	X		X	X	X	X	X	X

Small Cap Growth Equity Fund	X	X	X		X	X		X	X	X	X	X	X

Emerging Growth Fund	X	X	X		X	X		X	X	X	X	X	X

International Equity Fund	X	X	X		X	X		X	X	X			X

International Equity II Fund	X	X	X		X	X		X	X	X			X

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets of $70.6 billion and assets under management in excess of $206.6 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. In 1999, MassMutual was paid an investment management fee based on a percentage of its average daily net assets as follows: .35% for the Prime Fund; .40% for the Short-Term Bond Fund; .48% for the Core Bond Fund; .50% for the Diversified Bond Fund; .48% for the Balanced Fund; .50% for the Core Equity Fund; .68% for the Growth Equity Fund; .58% for the Small Cap Value Equity Fund; .70% for the Mid Cap Growth Equity Fund; .82% for the Small Cap Value Equity Fund; and .85% for the International Equity Fund. MassMutual Large Cap Value Fund, MassMutual Aggressive Growth Fund, MassMatual OTC 100 Fund, MassMutual Focused Value Fund, MassMutual Mid Cap Growth Equity II Fund and MassMutual Emerging Growth Fund commenced operations May 1, 2000. The current investment management fee paid by each Fund to MassMutual is identified under “Expense Information” for each Fund.

The Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. In 1999, the fee ranges for each share class of those funds, other than for the Indexed Equity Fund, were .0657% to .1232% for Class S shares; .1432% to .2575% for Class Y shares; and .2932% to .4075% for Class L and Class A shares. With respect to the Indexed Equity Fund, in 1999 MassMutual received administrative and shareholder services fees at an annual rate based on a percentage of daily net assets for each class equal to .3545% for Class S shares; .3845% for Class Y shares; and .5345% for Class L and Class A shares.

David L. Babson and Company Incorporated (“Babson”), a MassMutual majority-owned and controlled subsidiary, located at 1295 State Street, Springfield, Massachusetts 01111 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of the Prime Fund, the Short-Term Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the Core Equity Fund, and the Small Cap Value Equity Fund . Babson has provided investment advice to individual and institutional investors for more than 50 years and, giving effect to the reorganization, had assets under management as of January 1, 2000 of more than $67 billion.

Mary Wilson Kibbe

Principally responsible for the day-to-day management of the Prime Fund, the Core Bond Fund, the Prime and Core Bond Segments of the Balanced Fund and the Diversified Bond Fund. She has managed these Funds since their inception. She has been associated with MassMutual since 1982 and is responsible for overseeing all public fixed income trading for MassMutual and its insurance company subsidiaries.

Ronald Desautels

Principally responsible for the day-to-day management of the Short-Term Bond Fund. He has managed the Fund since its inception. He has 23 years of investment experience and has been associated with MassMutual since 1989.

George Tall

is primarily responsible for managing the portfolio of the Core Equity Fund. Mr. Tall began managing the portfolio of this Fund on April 20, 2000. Mr. Tall, a Senior Vice President of Babson, is a Chartered Financial Analyst with more than 18 years of investment experience. Mr. Tall joined Babson in January 2000. Prior to that, Mr. Tall had worked for Allianz Asset Management (Munich, Germany) and for Allianz of America (Westport, Connecticut), since 1991, most recently as a portfolio manager and head of global research team. Mr. Tall is assisted by a team of Babson professionals, including Mr. Maramarco.

Anthony M. Maramarco

assists Mr. Tall in managing the portfolio of the Core Equity Fund. Mr. Maramarco, a Chartered Financial Analyst, has more than 18 years of investment experience, has been a portfolio manager with Babson (and a company which merged into Babson) since 1993.

Michael Farrell

is primarily responsible for managing the portfolio of the Core Equity Segment of the Balanced Fund. Mr. Farrell began managing the portfolio of this Fund on September 29, 2000. Mr. Farrell, a Senior Vice President of Babson, has more than 13 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992. Mr. Farrell is assisted by a team of Babson professionals, including Mr. Caplan.

Michael Caplan

assists Mr. Farrell in managing the portfolio of the Core Equity Segment of the Balanced Fund. Mr. Caplan, a Chartered Financial Analyst, has more than 13 years of investment experience and has been a portfolio manager with Babson (and a company which merged into Babson), since 1995.

Paul S. Szczygiel

Principally responsible for the day-to-day management of the Small Cap Value Equity Fund since December 1, 1999. Prior to assuming day-to-day responsibility for managing the Fund, Mr. Szczygiel was actively involved in assisting the previous portfolio manager. Mr. Szczygiel also currently serves as portfolio manager for several other registered and unregistered funds sponsored by Babson with similar investment objectives to the Fund. Mr. Szczygiel is a Chartered Financial Analyst with over 14 years of investment experience. He has been associated with the MassMutual organization since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Fund by a team of Babson investment professionals.

Lance F. James

assists Mr. Szczygiel in the day-to-day management of the Small Cap Value Equity Fund. Mr. James is Executive Vice President of Babson and manages registered funds and other unregistered accounts for Babson. Mr. James has been employed by Babson in portfolio management since 1986.

OppenheimerFunds, Inc. (“OFI”), located at Two World Trade Center, New York, New York 10048, manages the investments of the International Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its subsidiaries, OFI manages mutual funds with assets of more than $120 billion.

George Evans

Primarily responsible for the day-to-day management of the International Equity Fund, Mr. Evans has managed the Fund since its inception. He has been an officer and portfolio manager for OFI for the past five years. Prior to that, Mr. Evans was an international equities portfolio manager/analyst for Brown Brothers, Harriman & Co.

William Wilby

An OppenheimerFunds investment professional, Mr. Wilby assists George Evans in managing the International Equity Fund . He is a senior vice president of OFI and has been a portfolio manager for OFI for more than five years.

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116, manages the investments of the Growth Equity Fund. MFS has approximately $136 billion in assets under management. MFS is an indirect, wholly-owned subsidiary of SunLife Assurance Company of Canada.

Stephen Pesek

is a portfolio manager of the Growth Equity Fund. Mr. Pesek has been a portfolio manager with MFS since 1994. Mr. Pesek is a senior vice president of MFS and manages other portfolios with similar investment objectives to the Fund.

Thomas D. Barrett

is a portfolio manager of the Growth Equity Fund. Mr. Barrett, a vice president of MFS, became a portfolio manager on May 1, 2000. Mr. Barrett has been employed in the investment management area of MFS since 1996. Prior to joining MFS in 1996, Mr. Barrett had been an Assistant Vice President and Equity Research Analyst with The Boston Company Asset Management, Inc.

Miller Anderson & Sherrerd, LLP (“MAS”), located at One Tower Bridge, West Conshohocken, Pennsylvania 19428, manages the investments of the Mid Cap Growth Equity Fund. MAS, a Pennsylvania limited liability partnership founded in 1969, is a wholly-owned indirect subsidiary of Morgan Stanley Dean Witter & Co., and a division of Morgan Stanley Dean Witter Investment Management. As of December 31, 1999, Morgan Stanley Dean Witter Investment Management had in excess of $170 billion in assets under management.

Arden Armstrong

Primarily responsible for the day-to-day management of the portfolio of the Mid Cap Growth Equity Fund. Ms. Armstrong, a managing director of Morgan Stanley & Co., Incorporated, joined MAS in 1986. She joined the Mid Cap Growth management team in 1990.

David P. Chu

A vice president of Morgan Stanley Dean Witter & Co., Mr. Chu assists Ms. Armstrong in the day-to-day management of the Mid Cap Growth Equity Fund. Mr. Chu joined MAS and the Mid Cap Growth management team in 1998. He served as senior equity analyst from 1992 to 1997 and as co-portfolio manager in 1997 for NationsBank and its subsidiary TradeStreet Investment Associates.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 522 Fifth Avenue, New York, New York 10036, manages a portion of the portfolio of the Small Cap Growth Equity Fund. J.P. Morgan manages over $348 billion in assets, and $129 billion in U.S. equity assets. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co.

Marion U. Pardo

An investment professional with J.P. Morgan since 1968, Ms. Pardo is primarily responsible for day-to-day management of the Small Cap Growth Equity Fund. Ms. Pardo is co-manager of a similar registered mutual fund sponsored by J.P. Morgan.

Saira Durcanin

A J.P. Morgan professional who assists Ms. Pardo with the day-to-day management of the portfolio of the Small Cap Growth Equity Fund, Ms. Durcanin has been with J.P. Morgan since July of 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Ms. Durcanin is a vice president of J.P. Morgan and manages or assists with managing other portfolios for J.P. Morgan with similar investment objectives to the Fund.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. Waddell & Reed has approximately $36 billion in assets under management, including more than $4 billion in institutional assets.

Mark Seferovich, CFA

Primarily responsible for the day-to-day management of the portfolio of the Small Cap Growth Equity Fund. Mr. Seferovich is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Grant Sarris

A vice president and portfolio manager for Waddell & Reed, Mr. Sarris assists Mr. Seferovich in the day-to-day management of the portfolio of the Small Cap Growth Equity Fund. He joined Waddell & Reed in 1991 as an investment analyst. In 1996, he was named assistant portfolio manager of the small capitalization growth equity style. Prior to joining Waddell & Reed, he was an intern with Shin-Nihon Kohan, Ltd. in Tokyo.

Janus Capital Corporation (“Janus”), located at 100 Fillmore Street, Denver, Colorado 80206, manages the investments of the portfolio of the Aggressive Growth Fund. Janus began serving as investment advisers to mutual funds in 1970. As of December 31, 1999, Janus managed more that $248.8 billion in mutual fund, institutional and private account assets.

Claire Young

Primarily responsible for the day-to-day management of the portfolio of the Aggressive Growth Fund. Ms. Young is an Executive Vice President of Janus, and has been with Janus since January 1992. She has managed a similar fund sponsored by Janus since August 1997.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt, Baltimore, Maryland 21202, manages the investments of the Mid Cap Growth Equity II Fund. T. Rowe Price has been managing assets since 1937. T. Rowe Price has approximately $180 billion in assets under management, with more than $5.5 billion under management in a similarly managed registered investment company.

Brian W.H. Berghuis

Primarily responsible for the day-to-day management of the Mid Cap Growth Equity II Fund. Mr. Berghuis is a Chartered Financial Analyst and chairman of the T. Rowe Price investment advisory committee. He joined T. Rowe Price in 1985.

Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706 manages the investments of the Large Cap Value Fund. Davis has approximately $26 billion in assets under management, with more than $16 billion under management in similarly managed registered investment companies.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Deutsche Asset Management, Inc. (“DAMI”) manages the investments of the Indexed Equity Fund and the OTC 100 Fund.    DAMI has assets under management in excess of [$     billion]. DAMI is an indirect wholly-owned subsidiary of Deutsche Bank AG. Pursuant to a merger, Bankers Trust Company became an affiliate of Deutsche Bank AG in June 1999. In March, 1999, Bankers Trust Company pleaded guilty to felonies regarding its custodial operations that were not related to its investment advisory businesses. Without a permanent exemption from the Securities and Exchange Commission, Deutsche Asset Management would be unable to serve as investment sub-adviser to these Funds. A temporary exemption has been issued by the Securities and Exchange Commission to continue providing investment advisory services, but there is no assurance that a permanent exemptive order will be issued.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investment of the Focused Value Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of Nvest Companies, L.P. (“Nvest”). Nvest is a limited partnership that owns investment management and related firms. Harris managed assets in excess of $12.5 billion as of December 31, 1999, including $2.0 billion in similarly managed registered investment portfolios.

Robert Levy

Primarily responsible for the day-to-day management of the Focused Value Fund. Mr. Levy is the President and Chief Executive Officer of Harris since 1997 and has managed other investment portfolios under the Focused Value Strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

RS Investment Management, L.P. (“RS”), located at 388 Market Street, Suite 200, San Francisco, California 94111, manages the investments of the Emerging Growth Fund. RS commenced operations in March 1986 and is part of the RS Investment Management, L.P. organization. RS manages assets in excess of $8 billion, including more than $2.5 billion in a similarly managed registered investment company.

James L. Callinan

is primarily responsible for the day-to-day management of the Emerging Growth Fund. Since June 1996 as an officer of RS Investment Management, Inc., Mr. Callinan has been primarily responsible for the similarly managed RS Emerging Growth Fund. From 1986 until June 1996, Mr. Callinan was a portfolio manager for Putnam Investments and managed the Putnam OTC Emerging Growth Fund.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, manages the investments of the Value Fund and the Blue Chip Growth Fund. FMR has provided investment advice to individual and institutional investors for more than 50 years. FMR has over $600 billion in assets under management.

Robert MacDonald

is portfolio manager of the Value Fund. Mr. MacDonald is a senior vice president and portfolio manager of structured equity investments for FMR. Since joining Fidelity in 1985, he has worked as an analyst and manager.

John McDowell

is portfolio manager of the Blue Chip Growth Fund. Mr. McDowell is a senior vice president for FMR and also manages other Fidelity funds in addition to serving as a Group Leader for Fidelity’s Growth Funds. Mr. McDowell joined Fidelity in 1985.

MassMutual is seeking exemptive relief from the Securities and Exchange Commission (“SEC”) to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to quickly remove a sub-adviser when its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. MassMutual will not rely on this authority for any Fund until the SEC has granted the exemption and the Fund’s shareholders have approved this arrangement.

About the Classes of Shares – Multiple Class Information

The Funds offer four Classes of shares: Class S, Class Y, Class L and Class A and Indexed Equity Fund also offers Class Z. The shares offered by this Prospectus are Class S, Class Y, Class L, Class A and Class Z shares. None of the Classes of shares has up-front or deferred sales charges. Only Class A shares charge a service (Rule 12b-1) fee.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirements plans or through broker-dealers, financial institutions or insurance companies. Class A shares are primarily offered through retail distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Adviser for investment advisory services. Accordingly, investment advisory expenses do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offer the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers. Class S shares may be purchased by:

•
Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Registered mutual funds and collective trust funds; and
•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S Shares.

Shareholder and Distribution Fees.  Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any Rule 12b-1 distribution or services fees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

•	Non-qualified deferred compensation plans;
•	Registered mutual funds and collective trust funds;
•
Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

•	Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y Shares.

Shareholder and Distribution Fees.  The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, all of your money is invested in the Fund or Funds of your choice. Class Y shares do not have any Rule 12b-1 distribution or service fees.

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

•	Non-qualified deferred compensation plans;
•
Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees.  Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class L shares do not have deferred sales charges or any Rule 12b-1 distribution or service fees.

Class A Shares

Eligible Purchasers.  Class A shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;
•	Individual retirement accounts described in Code Section 408; and
•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A shares. There is no minimum plan or institutional investor size to purchase Class A shares.

Class A shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Class Z Shares (Indexed Equity Fund only)

Eligible Purchasers. Class Z shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;
•	Registered mutual funds and collective trust funds; and
•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Z Shares.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share without an initial sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class A shares of the Funds. Under the Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses.

Compensation under the Plans for service fees will be paid to MassMutual and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay cash compensation to persons who provide services on behalf of Class L or Class Y shares. This compensation is paid by MassMutual, not from Fund assets. MassMutual may pay intermediaries up to .15% of the amount invested for Class L shares, as compensation for performing third party administration and/or other shareholder services. MassMutual may also pay intermediaries up to .15% of the amount invested for the servicing of Class Y shares. The payments on account of Class L or Class Y shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class L or Class Y shares, the Funds have adopted distribution and servicing plans authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid to brokers or other intermediaries for providing services on account of Class A shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class L or Class Y shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class A, Class L or Class Y shares will be paid quarterly, in arrears.

The Funds may pay brokerage commissions to Advest, Inc. (“Advest”) and Jefferies & Co., Inc. (“Jefferies”). Jefferies and Advest are each wholly-owned subsidiaries of companies for which one Trustee serves as director. Each Fund may also pay brokerage commissions to affiliates of its Sub-Adviser.

Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”). The Funds’ generally determine their NAV at 4:00 p.m. Eastern Time every day the New York Stock Exchange (“NYSE”) is open. Your purchase order will be priced at the next net asset value calculated after the transfer agent accepts your purchase order. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after the Funds’ transfer agent receives your redemption request. You will usually receive payment for your shares within 7 days after the transfer agent receives your written redemption request. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from receipt of the check. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the transfer agent received the exchange request. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;
•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;
•	a pattern of exchanges occurs which coincides with a market timing strategy which may be disruptive to the Fund; or
•	the Fund would be unable to invest the Funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

We calculate the net asset value of each class of shares of each Fund separately. The net asset value (closing price) for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that Class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. The Fund’s valuation methods are defined in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient Funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the calendar year in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the International Equity Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

Investment Performance

The registration statement for the Prime Fund, Short-Term Bond Fund, Core Bond Fund, Balanced Fund, Core Equity Fund, Small Cap Value Equity Fund and International Equity Fund became effective, and those Funds commenced operations, on October 3, 1994. Those Funds were the successors to seven separate investment accounts of MassMutual having corresponding investment objectives, policies and limitations. Class S shares of the Funds were exchanged for the assets of the separate investment accounts and, while the separate investment accounts continue to exist, their assets consist solely of Class S shares of the corresponding Funds. Except for the seed capital provided by MassMutual, each Fund’s portfolio of investments on October 3, 1994 was the same as the portfolio of the corresponding separate investment account immediately prior to the transfer.

The quoted performance data in this Prospectus for those funds includes the performance of the separate investment accounts for periods before the Registration Statement became effective on October 3, 1994. The separate investment accounts were not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus were not subject to certain investment restrictions that are imposed by this Act. If the separate investment accounts had been registered under the 1940 Act, their performance might have been adversely affected. The historical performance of the separate investment accounts has been restated to reflect the Funds’ expenses, as described in the Fees and Expenses section of the prospectus.

Sub-Adviser Performance

MFS.  Performance data shown for MFS is based on a composite of all substantially similar portfolios managed by MFS, the Sub-Adviser to the Growth Equity Fund, adjusted to reflect the fees and expenses of each of the Growth Equity Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC, including Massachusetts Investors Growth Stock Fund, and some are private accounts. MFS’ composite also includes the returns for the Growth Equity Fund since its inception date of May 3, 1999 through December 31, 2000. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

MAS.  Performance data shown for Miller, Anderson & Sherrerd, LLP is based on a composite of all substantially similar portfolios managed by MAS, the Mid Cap Growth Equity Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Funds’ share classes. One of these portfolios is the MAS Funds Mid Cap Growth Portfolio, a mutual fund registered with the SEC. MAS’ composite also includes the returns for the Mid Cap Growth Equity Fund since its inception date of May 3, 1999 through December 31, 2000. All the portfolios have substantially the same investment objective and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

J.P. Morgan and Waddell & Reed.  J.P. Morgan and Waddell & Reed each manage a portion of the Small Cap Growth Equity Fund. The J.P. Morgan performance information is shown based on the historical performance of all discretionary investment management accounts under the management of J.P. Morgan with substantially similar investment objectives, policies and investment strategies as for the Fund, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC, including the J.P. Morgan U.S. Small Company Opportunities Fund, and some are private accounts. The J.P. Morgan composite also includes the returns for that portion of the Small Cap Growth Equity Fund which J.P. Morgan managed from the Fund’s inception date of May 3, 1999 through December 31, 2000.

From January 1, 1996, the Waddell & Reed performance information shown is based on a composite of all accounts it manages with substantially similar investment objectives and policies as the Fund, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including that portion of the Small Cap Growth Equity Fund which Waddell & Reed managed from the Fund’s inception date of May 3, 1999 through December 31, 2000. From inception of Waddell & Reed’s Small Cap Composite on 4/1/89 through 12/31/95, performance is based on data of Small Cap style mutual fund portfolios managed by Waddell & Reed.

Fidelity Management & Research Company.   Performance data shown for FMR is based on a composite of all substantially similar portfolios managed by FMR, the Sub-Adviser to the Value
Fund and the Blue Chip Growth Fund, or an affiliate of FMR, adjusted to reflect the fees and expenses of each Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC, and some are private accounts. All the portfolios have substantially the same investment objectives, and policies and are managed in accordance with essentially the same investment strategies and techniques as those of each Fund.

Davis Selected Advisers, L.P.  Performance data shown for Davis is based on a composite of all substantially similar portfolios managed by Davis , the Large Cap Value Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC, including Selected American Shares and Davis New York Venture Fund, and some are private accounts. The Davis composite also includes the returns for the Large Cap Value Fund from the Fund’s inception date of May 1, 2000 through December 31, 2000. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Harris Associates L.P.  Performance data shown for Harris is based on a composite of all substantially similar portfolios managed by Harris, the Focused Value Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The Harris composite also includes the returns for the Focused Value Fund from the Fund’s inception date of May 1, 2000 through December 31, 2000. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund. Harris also manages a non-diversified mutual fund registered with the SEC.

RS Investment Management, L.P.  Performance data shown for RS is based on a composite of all substantially similar portfolios managed by RS, the Emerging Growth Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC, including RS Emerging Growth Fund, and some are private accounts. The RS composite also includes the returns for the Emerging Growth Fund from the Fund’s inception date of May 1, 2000 through December 31, 2000. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Janus Capital Corporation.  Performance data shown for Janus is based on a composite of all substantially similar portfolios managed by Janus, the Aggressive Growth Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Aggressive Growth Fund’s share classes. This composite includes the Janus Olympus Fund, which is a registered mutual fund. The Janus composite also includes the returns for the Aggressive Growth Fund from the Fund’s inception date of May 1, 2000 through December 31, 2000. All the portfolios have had substantially the same investment objectives and policies and is managed in accordance with essentially the same investment strategies and techniques as those of the MassMutual Aggressive Growth Fund.

T. Rowe Price Associates, Inc.  Performance data shown for T. Rowe Price, the Sub-Adviser to the Mid Cap Growth Equity II Fund, is based on the performance of the T. Rowe Price Mid-Cap Growth Fund, a registered mutual fund, adjusted to reflect the fees and expenses of each of the Fund’s share classes as well as the returns for the Mid Cap Growth Equity II Fund from the Fund’s inception date of June 1, 2000 through December 31, 2000. The T. Rowe Price Mid-Cap Growth Fund has substantially the same investment objective and policies and is managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

For all of the Sub-Advisers, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions which the Funds, as registered mutual funds, will be subject to. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for each of the Sub-Adviser’s portfolios is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives substantially similar to the applicable Fund. Such performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years (or earlier periods for newer Funds). Some Funds in this prospectus commenced operations May 1, 2001 and do not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available on request.

PRIME FUND

PRIME FUND

SHORT-TERM BOND FUND

CORE BOND FUND

DIVERSIFIED BOND FUND

BALANCED FUND

CORE EQUITY FUND

LARGE CAP VALUE FUND

INDEXED EQUITY FUND

GROWTH EQUITY FUND

AGGRESSIVE GROWTH FUND

OTC 100 FUND

FOCUSED VALUE FUND

SMALL CAP VALUE EQUITY FUND

MID CAP GROWTH EQUITY FUND

MID CAP GROWTH EQUITY II FUND

SMALL CAP GROWTH EQUITY FUND

EMERGING GROWTH FUND

INTERNATIONAL EQUITY FUND

APPENDIX
ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-Fundamental policies and therefore may be changed by the Board of Trustees without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Euro Risk

The International Equity Fund and the International Equity II Fund and, to a lesser extent, the other Funds, including the Large Cap Value Fund, the Focused Value Fund, the Value Fund, the Growth Equity Fund, the Blue Chip Growth Fund, the Aggressive Growth Fund, the Mid Cap Growth Equity II Fund and the Emerging Growth Fund, may be subject to an additional risk regarding their foreign securities holdings. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Funds operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

•
Issuers in which the Funds invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

•
Vendors the Funds depend on to carry out their business, such as custodians (which hold the foreign securities the Funds buy), the Fund’s managers and Sub-Advisers (which must price the Funds’ investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Funds.

•
Exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Funds’ contracts could pose extra costs to the Funds.

The Sub-Advisers to the International Equity Fund and the International Equity II Fund and the custodian for all the Funds, have each advised MassMutual of their plans to deal with the conversion including how they will update its recordkeeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Funds’ investments cannot be determined at this time, but they may reduce the value of some of the Funds’ holdings and increase their operational costs.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Fund’s Custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government Securities, repurchase agreements, money market Funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company Funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•
to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices .

Our portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)
Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The International Equity Fund, the International Equity II Fund, the Large Cap Value Fund, th e

Value Fund, the Growth Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Aggressive Growth Fund, the Small Cap Growth Equity Fund, the Blue Chip Growth Fund, the Focused Value Fund and the Emerging Growth Fund may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. The Short-Term Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund and the Diversified Bond Fund may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

Certain limitations apply to the use of forward contracts by the Funds. For example, a Fund will not enter into a forward contract if, as a result, more than 25% of its total assets would be held in a segregated account covering such contracts. This 25% limitation is not applicable to the Aggressive Growth Fund. For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Large Cap Value Fund, the Value Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Emerging Growth Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, and the OTC 100 Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds and the International Equity Fund may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Balanced Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Indexed Equity Fund, the Blue Chip Growth Fund and the OTC 100 Fund may also enter into stock index futures contracts. These Funds, the International Equity Fund and the International Equity II Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid and restricted securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by the Fund or its adviser or Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund. The Growth Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund and the Emerging Growth Fund would be expected to have the highest incidence of trading activity.

Indexing v. Active Management

Active management involves the investment Sub-Adviser buying and selling securities based on research and analysis. Unlike the Funds that are actively managed, the Indexed Equity Fund and the OTC 100 Fund are “index” funds—they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although “index” funds are technically non-diversified for purposes of the Investment Company Act of 1940—see Non-Diversification Risk). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize low capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500® Index as closely as possible for the MassMutual Indexed Equity Fund and the NASDAQ 100 Index® for the MassMutual OTC 100 Fund, Deutsche Asset Management, Inc., the Funds’ investment Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500® Index or NASDAQ 100 Index®, as the case may be, using a process known as “optimization”. Each Fund may not hold every one of the stocks in its target Index. The Funds utilize “optimization”, a statistical sampling technique, in an effort to run an efficient and effective strategy.

This will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(1)	There is no limitation for U.S. Government Securities.

(2)	In the case of the Prime Fund and the Short-Term Bond Fund, there is no industry concentration limitation for certificates of deposit and bankers’ acceptances.

Industry Diversification

MassMutual Indexed Equity Fund, MassMutual OTC 100 Fund, MassMutual Aggressive Growth Fund and MassMutual Focused Value Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”). A “diversified” investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. government securities.

Mortgage-Backed U.S. Government Securities and CMOs

The Funds may invest in mortgage-backed U.S. Government Securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and also, in the case of CMOs, by private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. Government Securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., the Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of a Fund’s shares. These government agencies may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Funds would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, currently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds, except for the Prime Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by MassMutual to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Short-Term Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund and the Emerging Growth Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

MASSMUTUAL INSTITUTIONAL FUNDS
1295 State Street
Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of portfolio securities. The SAI will provide you more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Institutional Funds: You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Institutional Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MassMutual Institutional Funds Coordinator, MIP N312.

From the SEC: You may review information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL INSTITUTIONAL FUNDS
1295 State Street
Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

        THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL INSTITUTIONAL FUNDS (THE “TRUST”) DATED MAY 1, 2001, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2000 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

        This SAI relates to the following Funds:

•	MassMutual Prime Fund

•	MassMutual Short-Term Bond Fund

•	MassMutual Core Bond Fund

•	MassMutual Diversified Bond Fund

•	MassMutual Balanced Fund

•	MassMutual Core Equity Fund

•	MassMutual Value Fund

•	MassMutual Large Cap Value Fund

•	MassMutual Indexed Equity Fund

•	MassMutual Blue Chip Growth Fund

•	MassMutual Growth Equity Fund

•	MassMutual Aggressive Growth Fund

•	MassMutual OTC 100 Fund

•	MassMutual Focused Value Fund

•	MassMutual Small Cap Value Equity Fund

•	MassMutual Mid Cap Growth Equity Fund

•	MassMutual Mid Cap Growth Equity II Fund

•	MassMutual Small Cap Growth Equity Fund

•	MassMutual Emerging Growth Fund

•	MassMutual International Equity Fund

•	MassMutual International Equity II Fund

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or the Distributor. This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated May 1, 2001

GENERAL INFORMATION

        MassMutual Institutional Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following twenty-one separate series of the Trust: (1) MassMutual Prime Fund (“Prime Fund”), (2) MassMutual Short-Term Bond Fund (“Short-Term Bond Fund”), (3) MassMutual Core Bond Fund (“Core Bond Fund”), (4) MassMutual Diversified Bond Fund (“Diversified Bond Fund”), (5) MassMutual Balanced Fund (“Balanced Fund”), (6) MassMutual Core Equity Fund (“Core Equity Fund”), (7) MassMutual Value Fund (“Value Fund”), (8) MassMutual Large Cap Value Fund (“Large Cap Value Fund”) (9) MassMutual Indexed Equity Fund (“Indexed Equity Fund”), (10) MassMutual Blue Chip Growth Fund (“Blue Chip Growth Fund”), (11) MassMutual Growth Equity Fund (“ Growth Equity Fund”), (12) MassMutual Aggressive Growth Fund (“Aggressive Growth Fund”), (13) MassMutual OTC 100 Fund (“OTC 100 Fund”), (14) MassMutual Focused Value Fund (“Focused Value Fund”), (15) MassMutual Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), (16) MassMutual Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), (17) MassMutual Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”) (18) MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (19) MassMutual Emerging Growth Fund (“Emerging Growth Fund”), (20) MassMutual International Equity Fund (“International Equity Fund”) and (21) MassMutual International Equity II Fund (“International Equity II Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of twenty-two separate series. Additional series may be created by the Trustees from time-to-time.

        The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each Fund is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “ Adviser”). The investment sub-adviser for the Prime Fund, Short-Term Bond Fund, Core Bond Fund, Diversified Bond Fund, Core Equity Fund, the Small Cap Value Equity Fund and each of the Segments of the Balanced Fund is David L. Babson and Company Incorporated (“Babson”), located at One Memorial Drive, Cambridge, Massachusetts 02142. The investment sub-adviser for the Growth Equity Fund is Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116. The investment sub-adviser for the Mid Cap Growth Equity Fund is Miller Anderson & Sherrerd, LLP (“MAS”), located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. The investment sub-advisers for the Small Cap Growth Equity Fund are J.P. Morgan Investment Management Inc. (“J.P. Morgan”) located at 522 Fifth Avenue, New York, New York 10036 and Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202. The investment sub-adviser for the International Equity Fund is OppenheimerFunds, Inc. (“OFI”), located at Two World Trade Center, New York, New York 10048. Babson and OFI are each indirect subsidiaries of MassMutual. The investment sub-adviser for the Large Cap Value Fund is Davis Selected Advisers (“Davis”) located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The investment sub-adviser for the Focused Value Fund is Harris Associates LP (“Harris”) located at 2 North La Salle Street, Chicago, Illinois 60602. The investment sub-adviser for the Aggressive Growth Fund is Janus Capital Corporation (“Janus”), located at 100 Fillmore Street, Denver, Colorado 80206-4928. The investment sub-adviser for the Mid Cap Growth Equity II Fund is T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The investment sub-adviser for the Emerging Growth Fund is RS Investment Management (“RS”), located at 388 Market Street, Suite 200, San Francisco, California 94111. The investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund is Deutsche Asset Management, Inc. (“DAMI”), located at 130 Liberty Street, New York, New York 10006. The investment sub-adviser for the Value Fund and the Blue Chip Growth Fund is Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109.

ADDITIONAL INVESTMENT POLICIES

        Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding shares (which, under the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval.

        The following discussion, when applicable, elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

        General.    Each of the “Equity” Funds will generally invest at least 65% of its total assets in equity securities, generally common stock or securities convertible into common stock. Fixed income or “Bond” funds generally invest at least 65% of their total assets in debt instruments for which the Fund receives payments of interest and principal.

Prime Fund

        An instrument in which the Prime Fund may invest will be considered to be short-term if its remaining maturity on the date of its purchase is 397 days or less. In the case of a variable or floating rate obligation, the remaining maturity will be deemed to be the period remaining until the next readjustment of the interest rate or until maturity, whichever is less. In the case of an obligation with a demand feature, the remaining maturity will be deemed to be the period remaining until the principal amount may be recovered through the demand provision or until the next readjustment of the interest rate or until maturity, whichever is the shortest.

        Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund’s sub-adviser believes that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the Prime Fund’s investment restrictions limit the percentage of the Fund’s assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.

Short-Term Bond Fund

        The Short-Term Bond Fund’s duration management strategy currently uses a quantitative, risk-averse discipline that balances generating a high total rate of return primarily from current income with minimizing fluctuations in capital values. The duration of the portfolio will be lengthened by extending average maturities when sufficient additional yield can be obtained. Conversely, the duration will be shortened when adequate compensation for the additional risk associated with longer maturities cannot be realized.

Core Bond Fund

        The Core Bond Fund’s duration management strategy is to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s sub-adviser seeks to add value compared to this index through the use of sector rotation, yield curve management and asset selection. Neither market timing nor interest rate anticipation methods are employed in managing the Fund.

Diversified Bond Fund

        The Diversified Bond Fund’s duration management strategy is to match (within 5%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s sub-adviser seeks to add value compared to this index through the use of sector rotation, yield curve management and asset selection. Neither market timing nor interest rate anticipation methods are employed in managing the Fund.

        The Fund will also have specified liquidity and diversification requirements for particular types of investments, including:

(a) Bond purchases for the Fund will be limited to 15% of any major industry group;

(b) Below investment grade bonds cannot exceed 25% of the Fund’s assets;

        (c)  Residential whole loan mortgage pools cannot exceed 15% of the Fund’s assets; these investments will also be limited geographically based on population size of the area where the residences are located.

        (d)  Commercial mortgage loans cannot exceed 25% of the Fund’s assets; these investments will also be limited to 7% for each type of mortgaged property, and geographically based on the population size of the area where the properties are located.

Indexed Equity Fund and OTC 100 Fund

        The Indexed Equity Fund and the OTC 100 Fund each attempts to match the risk and return characteristics of the S&P 500 Index® or the NASDAQ 100 Index®, respectively, as closely as possible. With respect to the Indexed Equity Fund, the Fund invests in securities of the companies in the S&P 500 Index in proportion to their index weightings. The Fund’s investment sub-adviser, DAMI, seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

        Optimization. The Indexed Equity Fund may not hold every one of the stocks in the S&P 500 Index® and the OTC 100 Fund may not hold every one of the stocks in the NASDAQ 100 Index®. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization”, a statistical sampling technique. This will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

        Each of the Funds will generally invest at least 80% of its assets in stocks of companies included in the S&P 500 Index® or the NASDAQ 100 Index®, respectively. The Funds may hold up to 20% of their assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they “derive” their value from a traditional security (like a stock or bond), asset or index. The Funds intend to buy futures in anticipation of buying stocks. Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

        Tracking Error. There are several reasons that the Fund’s performance may not track its Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

Fixed Income Securities

        While the Prime Fund invests in high quality securities and the Short-Term Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund invest in investment grade securities, an investment in these Funds is not without risk. The debt securities in which the Funds invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If the Prime Fund, the Short-Term Bond Fund, the Core Bond Fund, or the Prime or Core Bond Segments of the Balanced Fund dispose of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. If an investment of the Short-Term Bond Fund, the Core Bond Fund or the Core Bond Segment of the Balanced Fund is downgraded below investment-grade level, the Fund’s sub-adviser may continue to hold such security if it determines that to do so is in the Fund’s best interest.

        Although the Diversified Bond Fund may invest in investment grade securities, it may also invest in securities below investment grade. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund’s share prices and the income it earns.

        As noted, the Funds (other than the Prime Fund) may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Fund’s investment adviser or sub-adviser to be of comparable quality. As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

        Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

        In addition, to the Diversified Bond Fund, all Funds (other than the Prime Fund, Short-Term Bond Fund, Core Bond Fund and Balanced Fund) may purchase these lower and un-rated securities, but in no event more than 25% of a Fund’s net assets (except for the Aggressive Growth Fund, which is limited to 35% of its net assets) will be invested in these types of securities.

Warrants and Rights

        A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

        Subject to the other investment limitations and each Fund’s investment objective, the Funds may invest in warrants and rights, except that the Small Cap Value Equity Fund may invest up to 5% of the value of its respective assets in warrants in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange (“NYSE”) or the American Stock Exchange.

Repurchase and Reverse Repurchase Agreements

        In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. A Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, a Fund’s investment adviser or sub-advisor will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate.

        A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. A Fund engaging in reverse repurchase agreements will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Roll Transactions

        To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

        The Funds will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under the roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased. Dollar roll transactions are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Short-Term Debt Securities

        Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

        Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligation, bearing fixed, floating- or variable-interest rates.

        The restrictions and limitations on the types of Short-Term Instruments, Temporary Investments, Commercial Paper and Short-Term Corporate Debt Instruments described in the following paragraphs are not applicable to the Large Cap Value Fund, Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund and the Emerging Growth Fund.

        Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds also may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the investment sub-advisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the investment sub-advisers are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

        Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Each investment sub-adviser to the Funds monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

        Some U.S. Government Securities are backed by the full faith and credit of the U.S. Government; others are secured by the right of the issuer to borrow from the U.S. Treasury; while others are supported only by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

        The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

        Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of a Fund’s Adviser or investment sub-adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

        Other debt securities in which the Funds may invest (for the equity funds, generally not more than 10% of the fund’s assets) include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their fact value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purpose of any Fund’s restrictions on investing in income-producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (such as Treasury bills and zero coupon bonds).

        Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expense could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

        Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

        The Short-Term Bond Fund, the Core Bond Fund, the Balanced Fund and the Diversified Bond Fund, and to a lesser extent the other Funds, may invest in various types of pass-through securities, such as mortgage-back securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

        The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

        The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

        Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

        Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

        Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following, although the investment sub-adviser for the Prime Fund, the Short-Term Bond Fund, the Core Bond Fund and the Balanced Fund will not purchase securities which require interest rate anticipation techniques:

•
Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•
Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•
Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lost money or the net asset value of its shares could decline by the use of inverse floaters.

•
Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

        Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Securities Lending

        A Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAl), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The terms of a Fund’s loans must also meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

        The Funds currently may use the hedging instruments and derivatives discussed below. In the future, a Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objective, legally permissible and adequately disclosed.

        (1)  Forward Contracts—Each Fund may purchase or sell securities on a forward commitment basis (“ forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Except for the Aggressive Growth Fund, the Funds will not enter into forward contracts if as a result more than 25% of the Fund’s total assets would be held in a segregated account covering such contracts.

        (2)  Currency Transactions—Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar denominated investments. The Funds may also engage in currency transactions to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

        Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-I or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the adviser.

        The Diversified Bond Fund, the Value Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the MidCap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Emerging Growth Fund, the International Equity Fund and the International Equity II Fund may deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, but will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

        A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

        To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Fund’s investment adviser or sub-adviser considers that the Austrian schilling is linked to the German deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the adviser believes that the value of schillings will decline against the U.S. dollar, the Fund’s investment adviser or sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

        (3)  Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

        (i)  Forward Contracts:    Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Funds’ other assets.

        (ii)  Currency Transactions:    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

        (1)  Options and Futures Transactions.    While all Funds are permitted to use derivatives, the Growth Equity Fund, Indexed Equity Fund, Blue Chip Growth Fund, Value Fund, Aggressive Growth Fund, OTC 100 Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Emerging Growth Fund, Small Cap Growth Equity Fund, Focused Value Fund and Diversified Bond Fund are more likely to utilize the following types of “Derivative” instruments, in varying degrees, subject to each Fund’s respective investment objective. The Funds, may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

        The Blue Chip Growth Fund and the Value Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of each Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, each Fund’s total obligations upon settlement or excercise of purchased futures contracts and written put options would exceed 25% of each Fund’s total assets under normal conditions; or (c) purchase call option if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of each Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

        The Funds may utilize options and futures contracts to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the Fund’s investment sub-adviser and consistent with a Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by the Funds may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s investment sub-advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

        The Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund’s total assets.

        (2)  Purchasing Put and Call Options.    The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

        The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

        The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

        (3)  Selling (Writing) Put and Call Options.    The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

        If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

        Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

        The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

        (4)  Options on Indexes.    The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

        For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

        (5)  Exchange Traded and OTC Options.    All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Funds’ Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

        Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option .

        (6)  Futures Contracts and Options on Futures Contracts.    The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

        The Funds may use futures contracts as a hedge against the effects of interest rate changes or, with respect to the Indexed Equity Fund and the OTC 100 Fund, changes in the market value of stocks comprising the index in which the applicable Fund invests. In managing cash flows, those Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Indexed Equity and OTC 100 Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities.

        Transactions by the Funds in futures contracts involve certain risks. For the Indexed Equity Fund and OTC 100 Fund, one risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in these Funds’ investment portfolios. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Funds intend to purchase or sell futures contacts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

        Stock Index Futures and Options on Stock Index Futures.    The Indexed Equity Fund and OTC 100 Fund may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities comprising the index which the Fund is seeking to replicate. The Balanced Fund may also buy stock index futures. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Funds seek to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

        Future Developments.    All Funds which are permitted to invest in these types of instruments may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transaction or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

        Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

        The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC’s interpretations thereunder.

        (7)  Combined Positions.    The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        (8)  Risks Regarding Options and Futures Transactions.    Some of the general risks associated with the use of options and futures include:

        (a)  Correlation of Price Changes.    Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

        Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        (b)  Liquidity of Options and Futures Contracts.     ;There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

        (c)  Position Limits.    Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or its investment sub-adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

        (d)  Asset Coverage for Futures Contracts and Options Positions.     The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

        (9)  Swaps and Related Swap Products:    The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”).

        Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

        Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

        The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

        The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

        The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund’s investment sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

        Each of the investment sub-advisers to the Funds that utilize these instruments will, however, consider such risks and will enter into swap and other derivatives transactions only when they believe that the risks are not unreasonable.

        The Funds will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement.

        The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the investment sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

        During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

        The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Funds may engage in such transactions.

Restricted And Illiquid Securities

        Each Fund may invest not more than 15% of its net assets in illiquid or restricted securities. These policies do not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule I 44A under the Securities Act of 1933, provided that such securities are determined to be liquid by the Board of Trustees, or the Adviser and/or the Fund’s investment sub-adviser, if such determination is pursuant to Board- approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value. Additionally, this policy is not intended to apply to securities which become illiquid, i.e., difficult to sell at a favorable price, as a result of market conditions.

        Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The investment sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

        The Trustees are authorized to determine what constitutes a “foreign security” and to modify any such definition as they deem appropriate. Opportunities for long-term capital appreciation will be stressed. The Funds may, but will not necessarily, engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.

        The International Equity Fund, the International Equity II Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund and the Small Cap Growth Equity Fund and, to a lesser extent, each of the other Funds, are permitted to invest in foreign securities. With the exception of the specifically identified Funds, each Fund may invest in foreign securities only if: (i) such securities are U.S. denominated; or (ii) if such securities are not U.S. denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the Securities and Exchange Commission (the “SEC”). In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

        Foreign securities include debt, equity and hybrid instruments, obligations and securities of foreign issuers, including governments of countries other than the United States and companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or foreign over-the-counter markets. Foreign securities also include securities of foreign issuers (i) represented by American Depositary Receipts (“ADR’s”), (ii) traded in the United States over-the-counter markets, or (iii) listed on a U.S. securities exchange.

        ADR’s are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADR’s trade on U.S. securities exchanges, and therefore are not treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities, although they are subject to many of the same risks as foreign securities as described below.

        The Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the International Equity Fund and the International Equity II Fund also may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they come available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or poo1 of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or poo1s of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

        Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

        A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

        In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

        Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

        Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

        The Short-Term Bond Fund, the Core Bond Fund, the Balanced Fund, the Large Cap Value Fund, the Aggressive Growth Fund, the Growth Equity Fund, the Focused Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund and the Small Cap Growth Equity Fund may purchase securities on a “when-issued” or on a “forward delivery” basis. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will set up procedures consistent with SEC policies, which currently recommend that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

        Babson, OFI, MFS, MAS, J.P. Morgan, Waddell & Reed, Davis, Harris, FMR, Janus, T. Rowe Price, RS and DAMI may use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. See also “Taxation” below.

        The Funds may pay brokerage commissions to Advest, Inc. (“Advest”) and Jefferies & Co., Inc. (“ Jefferies”). Jefferies and Advest are each wholly-owned subsidiaries of companies for which one Trustee serves as director. The Funds may also pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment sub-advisers.

        Non-diversification of Indexed Equity Fund, OTC 100 Fund, Focused Value Fund, Value Fund and Aggressive Growth Fund.     As “non-diversified” funds, the Indexed Equity Fund, the OTC 100 Fund, the Focused Value Fund, the Value Fund and the Aggressive Growth Fund are not limited under the 1940 Act in the percentage of its assets that they may invest in any one issuer. However, each Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund’s total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund’s investment in an issuer does not exceed 5% of the value of the Fund’s total assets (valued at the time of investment); and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

        Since each of these Funds may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable “diversified” fund. The Indexed Equity Fund and the OTC 100 Fund are deemed “non-diversified” funds because their investment objective is to replicate a particular index, and the Fund will purchase each company in the index in proportion to its proportionate representation in the index. At the date of this Statement of Additional Information, the NASDAQ 100 Index® (which the OTC 100 Fund seeks to replicate) had three companies which each accounted for more than 5% of the Index.

        Other Investment Companies.    Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Fund’s investment adviser or sub-adviser, and subject to the Fund’s investment restrictions set forth in this Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. This section shall not prevent Janus or T. Rowe Price from investing the assets of the Aggressive Growth Fund or Mid Cap Growth Equity II Fund, respectively, into money market funds managed by the Fund’s sub-adviser pursuant to applicable SEC exemptive orders.

Cash Positions

        Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds.

Short Sales Against-the-box

        Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box.

Investment Basket

        Notwithstanding any Fund’s fundamental investment restrictions (except those imposed as a matter of law), the Board of Trustees may authorize one or more of the Funds to invest in any type of security or instrument, or to engage in any type of transaction or practice, such as newly developed debt securities, hedging programs or derivatives, so long that the Board of Trustees has determined that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-advisers, and provided further that at the time of making such investment or entering into such transaction, such investments or instruments account for not more than 10% of the Fund’s total assets. The Trust has no current intention of using this investment basket authority.

        Banking Relationships.    DAMI and its affiliates including its parent Deutsche Bank, AG and its predecessor Bankers Trust Company deal, trade and invest for their own account in the types of securities in which the Indexed Equity Fund and OTC 100 Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by these Funds.

Disclaimer

        THE INDEXED EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR’S (“S&P”). S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500® INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P’S ONLY RELATIONSHIP TO THE FUND IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P WITHOUT REGARD TO THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500® INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND’S SHARES OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND’S SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND’S SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND’S SHARES.

        S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

        THE OTC 100 FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE NASDAQ STOCK MARKET, INC. (TOGETHER WITH ITS AFFILIATES, “NASDAQ”). NASDAQ HAS NOT PASSED ON THE LEGALITY OR SUITABILITY OF, OR THE ACCURACY OR ADEQUACY OF DESCRIPTIONS AND DISCLOSURES RELATING TO, THE FUND CONTAINED IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION. NASDAQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY, OR THE ABILITY OF THE NASDAQ 100 INDEX® TO TRACK GENERAL STOCK MARKET PERFORMANCE. NASDAQ’S ONLY RELATIONSHIP TO THE FUND IS IN THE LICENSING OF THE NASDAQ 100®, NASDAQ 100 INDEX®, AND NASDAQ® TRADEMARKS OR SERVICE MARKS, AND CERTAIN TRADE NAMES OF NASDAQ AND THE USE OF THE NASDAQ 100 INDEX®. THE NASDAQ 100 INDEX® IS DETERMINED, COMPOSED AND CALCULATED BY NASDAQ WITHOUT REGARD TO THE FUND. NASDAQ HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE NASDAQ 100 INDEX®. NASDAQ IS NOT RESPONSIBLE AND HAS NO LIABILITY FOR, AND HAS NOT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE NET ASSET VALUE OF THE FUND’S SHARES OR IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT(S).

        NASDAQ DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE NASDAQ 100® INDEX OR OF THE DATA USED TO CALCULATE THE INDEX OR DETERMINE THE INDEX COMPONENTS, OR THE UNINTERRUPTED OR UN-DELAYED CALCULATION OR DISSEMINATION OF THE INDEX. NASDAQ DOES NOT GUARANTEE THAT THE INDEX ACCURATELY REFLECTS PAST, PRESENT, OR FUTURE MARKET PERFORMANCE. NASDAQ IS NOT RESPONSIBLE FOR ANY MANIPULATION OR ATTEMPTED MANIPULATION OF THE INDEX BY MEMBERS OF THE NASD. NASDAQ IS FREE TO PICK AND ALTER THE COMPONENTS AND METHOD OF CALCULATION WITHOUT CONSIDERATION OF THE FUND OR THE CONSENT OF THE ADVISER OR INVESTMENT SUB-ADVISER. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND’S SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
(other than the Indexed Equity Fund, Value Fund and Blue Chip Growth Fund)

        Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of any Fund:

        (1)  Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer. This restriction is not applicable to the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund.

        (2)  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

(3) Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

(4) Make short sales, except for sales “against-the-box.”

(5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.

        (6)  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

        (7)  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

        (8)  Make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

        (9)  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

        (10)  With the exception of the Growth Equity Fund, the Aggressive Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, and the Small Cap Growth Equity Fund, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.

        (11)  With the exception of the Growth Equity Fund, the Aggressive Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund and the Small Cap Growth Equity Fund, purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer’ s securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than 1/2 of 1% of the securities of such issuer.

        Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund’s Adviser and/or investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund’s total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
(other than the Indexed Equity Fund, Value Fund and Blue Chip Growth Fund)

        In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

        In accordance with such policies and guidelines, each Fund may not:

(1) Invest for the purpose of exercising control over, or management of, any company.

        (2)  Invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that a Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees, except this restriction shall not prohibit the investment by the Aggressive Growth Fund or the Mid Cap Growth Equity II Fund, respectively, in money market funds managed by Janus and T. Rowe Price, respectively, pursuant to applicable exemptive orders .

        (3)  To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Aggressive Growth Fund or the Mid Cap Growth Equity II Fund, in money market funds managed by Janus or T. Rowe Price, respectively, pursuant to applicable exemptive orders.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

        The Indexed Equity Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated (except with respect to restriction No. 7 below) unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

        (1)  purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies of instrumentalities, and (ii) any industry in which the S&P 500® Index becomes concentrated to the same degree during the same period and provided further, that the Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard for the limitations set forth in this paragraph (1);

        (2)  purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

        (3)  purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

        (4)  purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin deposits in connection with options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes);

        (5)  act as an underwriter of securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), by virtue of disposing of portfolio securities and provided further, that the purchase buy the Fund of securities issued by a diversified, open-end management investment company, or its series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute acting as an underwriter for purposes of this paragraph (5);

(6) issue senior securities, except as permitted by the 1940 Act;

        (7)  borrow money, except as permitted by the 1940 Act. The 1940 Act currently permits the Fund to borrow from any bank; provided, that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all borrowings of the Fund; and provided further, that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum. For purposes of this investment restriction, the Fund’s entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund;

        (8)  purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other investment companies) if, as a result, with respect to 75% of its total assets (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer; or

(9) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

        In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Indexed Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

        In accordance with such policies and guidelines, the Fund:

        (1)  may not, unless required by its investment strategy of replicating the composition of a published market index, purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

        (2)  reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, and other illiquid securities, provided that in circumstances where fluctuations in value result in the Fund’s investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund’s net assets;

(3) may not purchase, sell or write puts, calls or combinations thereof, except as may be described in this Statement of Additional Information and the Fund’s Prospectus; and

(4) may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF
THE BLUE CHIP GROWTH FUND

        The Blue Chip Growth Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

        (1)  with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

        (3)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1 /3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1 /3% limitation;

        (4)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

        (5)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

        (6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

        (7)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

        (8)  end any security or make any loan if, as a result, more than 33  1 /3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

        (9)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF
THE BLUE CHIP GROWTH FUND

        In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Blue Chip Growth Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

        In accordance with such policies and guidelines, the Fund:

        (1)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

        (2)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin .

        (3)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

        (4)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

        (5)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

        (6)  does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

        With respect to limitation (4), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

        For purposes of normally investing at least 65% of the Fund’s total assets in common stocks of blue chip companies (those with a market capitalization of at least $200 million, if the company’s stock is included in the S&P 500® or the Dow Jones Industrial Average, or $1 billion if not included in either index), FMR interprets “total assets” to exclude collateral received for securities lending transactions.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE FUND

        The Value Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

(1) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

        (2)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1 /3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1 /3% limitation;

        (3)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

        (4)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

        (5)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

        (6)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

        (7)  lend any security or make any loan if, as a result, more than 33  1 /3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

        (8)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE FUND

        In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Value Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

        In accordance with such policies and guidelines, the Fund:

        (1)  in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, currently intends to comply with certain diversification limits imposed by Subchapter M.

        (2)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

        (3)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin .

        (4)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

        (5)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

        (6)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

        For purposes of limitation (1), Subchapter M generally requires the Fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the Fund’s total assets are invested in the securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items and government securities (as defined by Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the Fund’s taxable year.

        With respect to limitation (5), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

        For purposes of normally investing at least 65% of the Fund’s total assets in common stocks of companies with large market capitalizations, FMR interprets “total assets” to exclude collateral received for securities lending transactions.

MANAGEMENT OF THE TRUST

        The Trust has a Board of Trustees, a majority of which must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. As Adviser and investment sub-advisers to the Funds, respectively, MassMutual, Babson, OFI, MFS, MAS, J.P. Morgan, Waddell & Reed, Davis, Harris, FMR, Janus, T. Rowe Price, RS and DAMI may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Stuart H. Reese*
Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 46

        Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1997), MassMutual; President (since 1995), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1996), Antares Capital Corporation (finance company) and Charter Oak Capital Management, Inc. (investment adviser); Director (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Director (1994-1996), Pace Industries (aluminum die caster); Advisory Board Member (since 1995), Kirtland Capital Partners; President (since 1994), MML Series Investment Fund (open-end investment company).

Ronald J. Abdow
Trustee of the Trust
1400 Elm Street
West Springfield, MA 01089
Age: 69

        President, Abdow Corporation (operator of restaurants); General Partner, Grove Investment Group (apartment building syndicator); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Trustee (since 1993), MML Series Investment Fund (open-end investment company).

Richard H. Ayers
Trustee of the Trust
176 Sewall Road
Wolfreboro, NH 03894
Age: 58

        Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Southern New England Telecommunications Corp. and Perkin Elmer Corp.; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Mary E. Boland
Trustee of the Trust
67 Market Street
Springfield, MA 01102
Age: 61

        Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), SIS and Family Bank, F.S.B. (formerly SIS Bank); Trustee (since 1973), MML Series Investment Fund (open-end investment company).

David E.A. Carson
Trustee of the Trust
850 Main Street
Bridgeport, CT 06604
Age: 66

        Chairman and Chief Executive Officer (since 1997), President and Chief Executive Officer (1985-1997), People’s Bank; Director, United Illuminating Co. (electric utility); Trustee, American Skandia Trust (open-end investment company); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Robert J. O’Connell*
Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 56

        President, Chief Executive Officer, and Chairman of the Board of Directors, Member, Board Affairs Committee and Dividend Policy Committee, Chairman Investment Committee (since 1999) MassMutual; Director (since 1999), C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Trust I), One Financial Plaza, Suite 1700, Hartford, Connecticut, DLB Acquisition Corporation (holding company for investment advisers), MassMutual Holding MSC, Inc.; Trustee (since 1999) , MassMutual Holding Trust II (wholly-owned holding company subsidiary of MassMutual Holding Co.), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Co.); Director (since 1999), MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), MassMutual Benefits Management, Inc.; Director, Life Office Management Association; Director, President and Chief Executive Officer (1991-1998), AIG Life Insurance Company, American International Life Assurance of New York, Delaware American Life Insurance Co., Pacific Union Assurance Company; Director (1991-1998), AIG Life Insurance Company of Puerto Rico; Senior Vice President (1991-1998), Life Insurance of American International Group, Inc., and American Life Insurance Company, DE; Senior Vice President, Group Management Division (1991-1998) of American International Group, Inc.; Trustee (since 1999), MML Series Investment Fund (open-end investment company).

Richard W. Greene
Trustee of the Trust
University Of Rochester
Rochester, NY 14627
Age: 64

        Vice President for Investments and Treasurer (since 1998); Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Beverly L. Hamilton
Trustee of the Trust
69 Byron Drive
Avon, CT 06001
Age: 54

        President (1999), ARCO Investment Management Co.; Director, Connecticut Natural Gas; Director, Emerging Markets Growth Fund (closed-end investment company); Director (since 1997), United Asset Management Corp. (investment management); Trustee (since 1999), Advisory Board Member (1996- 1999), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.
Trustee of the Trust
1441 Main Street
Springfield, MA 01102
Age: 58

        Chairman, SIS and Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Charles J. McCarthy
Trustee of the Trust
181 Eton Road
Longmeadow, MA 01106
Age: 77

        Proprietor, Synectics Financial Company (venture capital activities, business consulting and investments); Trustee, MML Series Investment Fund (open-end investment company).

Richard G. Dooley*
Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 71

        Consultant (since 1993), MassMutual; Director (since 1996), Investment Technology Group Inc.; Director, The Advest Group, Inc. (financial services holding company), HSB Group Inc. (formerly known as Hartford Steam Boiler Inspection and Insurance Co.), Nellie Mae; Director, Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Vice Chairman (since 1995), Chairman (1982-1995), Director (since 1974), MassMutual Corporate Investors, and Vice Chairman (since 1995), Director (since 1988), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Vice Chairman (since 1995), Chairman (1988-1995), Trustee (since 1995) MML Series Investment Fund (open-end investment company); Director (since 1996), Charter Oak Capital Management, Inc.

John V. Murphy*
Trustee and President of the Trust
1295 State Street
Springfield, MA 01111
Age: 50

        President and Chief Operating Officer (September 2000) Oppenheimer Funds, Inc.; Executive Vice President (since 1997), MassMutual; Executive Vice President, Director and Chief Operating Officer (1995-1997)

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.
David L. Babson and Company Incorporated (investment adviser); Senior Vice President and Director (1995-1997), Potomac Babson Incorporated (investment adviser); Chief Operating Officer (1993-1996), Concert Capital Management, Inc. (investment adviser); Trustee and President (since 1999), MML Series Investment Fund (open-end investment company).

James S. Collins
Chief Financial Officer and Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age: 42

        Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since August, 2000), MML Series Investment Fund (open-end investment company).

Frederick C. Castellani
Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 52

        Senior Vice President (since 1996), MassMutual; Senior Vice President (1993-1996), CIGNA (insurance and retirement services).

Isaac Williams, Jr.
Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 41

        Second Vice President (since 1998), MassMutual; Regional Director (1988-1998), Peerless Insurance Company (property/casualty insurance company); Vice President (since 1999), MML Series Investment Fund (open-end investment company).

Thomas M. Kinzler
Vice President and Secretary of the Trust
1295 State Street
Springfield, MA 01111
Age: 44

        Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996). Counsel 1989-1995), MassMutual; Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company).

Vernon J. Meyer
Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 35

        Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MML Series Investment Fund (open-end investment company).

        The Audit Committee makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. The Nominating Committee consists of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Adviser or any investment sub-adviser and considers making all nominations for all members of the Board of Trustees. The selection and nomination of management nominees for such vacancies is committed to the discretion of the Nominating Committee. The Pricing Committee determines the fair value of securities for which market quotations are not readily available.

COMPENSATION

        The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $2,000 per quarter plus $2,000 per meeting attended. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,000 per year. Such Trustees who serve on the Nominating Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

        The following table discloses the compensation paid to the Registrant’s non-interested Trustees for the calendar year ended December 31, 2000. The Registrant has no pension, retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). No Trustee is currently entitled to receive any benefits under such plan. Each of the non-interested Trustees also serves as a Trustee of one other investment company managed by MassMutual. Total Compensation from Registrant and Fund Complex reflects compensation paid in the calendar year ended December 31, 2000.

Name/Position	Aggregate Compensation from Registrant	Total Compensation From Registrant and Fund Complex
Ronald J. Abdow Trustee	$16,000	$32,000
Richard H. Ayers Trustee	17,000	34,000
Mary E. Boland Trustee	16,000	32,000
David E.A. Carson Trustee	16,000	32,000
Richard W. Greene Trustee	16,000	32,000
Beverly L. Hamilton Trustee	16,000	32,000
F. William Marshall, Jr. Trustee	16,000	32,000
Charles J. McCarthy Trustee	17,000	34,000
John H. Southworth	13,000	26,000

        The officers and Trustees of the Trust as a group own less than 1% of any series of outstanding shares of the Trust.

        The Trust’s shareholders have the right, upon the declaration in writing or vote of at least two-thirds of the votes represented by its outstanding shares, to remove a Trustee. The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least 10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

        After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

        On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more of the series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. Shareholder inquiries should be directed to MassMutual Institutional Funds, Attn: MIP C218, 1295 State Street, Springfield, Massachusetts 01111.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        Massachusetts Mutual Life Insurance Co. (MassMutual), 1295 State St., Springfield, MA 01111 may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class L shares of each Fund of the Trust as of March 31, 2000.

        MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accountants and its provision of seed money for the Trust together constituted 100% of the shares of the Class A shares of each Fund of the Trust as of March 31, 2000 with exception to the Indexed Equity Fund of which MassMutual had beneficial ownership of 82.90% of the Class A shares.

        MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class S shares of each Fund of the Trust as of March 31, 2000 with exception to the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class S shares of the following Funds. As of March 31, 2000 MassMutual owned 80.75% of the Class S shares of the Prime Fund, 99.65% of the Class S shares of the Core Equity Fund, 98.84% of the Class S shares of the Indexed Equity Fund, 98.19% of the Class S shares of the Small Cap Value Equity Fund and 98.58% of the Class S shares of the International Equity Fund.

        MassMutual maybe deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class Y shares of the Diversified Bond Fund of the Trust as of March 3, 2000.

        The following shareholders may be deemed control persons (as defined in the Act) of the Trust in that they beneficially own more than 25% of the Class Y shares of the Funds indicated as March 31, 2000: MassMutual owned 58.21% of the Class Y shares of the Prime Fund, Kaiser Aerospace Electronics, c/o Investors Bank & Trust, 200 Clarendon St., P.O. Box 9130, Boston MA 02117-9130 owned 39.3% of the Class Y shares of the Prime Fund, MassMutual owned 87.06% of the Class Y shares of the Short Term Bond Fund, MassMutual owned 51.26% of the Class Y shares of the Core Bond Fund, Kaiser Aerospace Electronics, c/o Investors Bank & Trust, 200 Clarendon St., P.O. Box 9130, Boston, MA 02117-9130 owned 41.94% of the Class Y shares of the Core Bond Fund, MassMutual owned 99.53% of the Class Y shares of the Balanced Fund, MassMutual owned 96.63% of the Class Y shares of the Core Equity Fund, MassMutual owned 73.30% of the Class Y shares of the Indexed Equity Fund, Kaiser Aerospace electronics, c/o Investors Bank & Trust, 200 Clarendon St., P.O. Box 9130, Boston, MA 02117-9130 owned 73.34% of the Class Y shares of the Growth Equity Fund, MassMutual owned 26.66% of the Class Y shares of the Growth Equity Fund, MassMutual owned 86.69% of the Class Y shares of the Small Cap Value Equity Fund, Kaiser Aerospace Electronics, c/o Investors Bank & Trust, 200 Clarendon St., P.O. Box 9130, Boston, MA 02117-9130 owned 92.14% of the Class Y shares of the Mid Cap Growth Equity Fund, MassMutual owned 56.11% of the Class Y of the Small Cap Growth Equity Fund, Kaiser Aerospace Electronics, c/o Investors Bank & Trust, 200 Clarendon St., P.O. Box 9130, Boston MA 02117-9130 owned 43.79% of the Class Y shares of the Small Cap Growth Equity Fund and MassMutual owned 82.37% of the Class Y of the International Equity Fund.

        The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class Y shares of certain Funds as of March 31, 2000: Jupiter & Co., c/o Investors Bank & Trust, 200 Clarendon St., P.O. Box 9130, Boston, MA 02117-9130 owned 12.94% of the Class Y shares of the Short Term Bond Fund, Jupiter & Co., c/o Investors Bank & Trust, 200 Clarendon St., P.O. Box 9130, Boston, MA 02117-9130 owned 5.44% of the Class Y shares of the Core Bond Fund, Kaiser Aerospace Electronics, c/o Investors Bank & Trust, 200 Clarendon St., P.O. Box 9130, Boston, MA 02117-9130 owned 19.61% of the Class Y shares of the Indexed Equity Fund, Jupiter & Co., c/o Investors Bank & Trust, 200 Clarendon St., P.O. Box 9130, Boston, MA 02117-9130 owned 5.08% of the Class Y shares of the Indexed Equity Fund, Arthur J. Gallagher & Co., P.O. Box 8880, Wilmington, DE, 19899-8880 owned 8.89% of the Class Y shares of the Small Cap Value Equity Fund, MassMutual owned 7.25% of the Class Y of the Mid Cap Growth Equity Fund and Jupiter & Co., c/o Investors Bank & Trust, 200 Clarendon St., P.O. Box 9130, Boston MA 02117-9130 owned 13.57% of the Class Y shares of the International Equity Fund.

        The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class A shares of the Indexed Equity Fund as of March 31, 2000: Norwest Bank of Colorado, Trustee for the Savings & Supplemental Retirement Plan of Novant Health Systems, Inc., 8515 East Orchard Rd., Englewood, CO 80111 owned 10.85% of the Class A shares of the Indexed Equity Fund and Norwest Bank of Colorado, Trustee for the Tax Deferred Savings Plan of Novant Health System, Inc., 8515 East Orchard Rd., Englewood, CO 80111 owned 6.25% of the Class A shares of the Indexed Equity Fund.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

        MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the International Equity Fund dated as of September 30, 1994; on behalf of the Prime Fund, Short-Term Bond Fund, Core Bond Fund, Diversified Bond Fund, Balanced Fund, Core Equity Fund, Growth Equity Fund, Small Cap Value Equity Fund, Mid Cap Growth Equity Fund and Small Cap Growth Equity Fund, each dated as of May 3, 1999, on behalf of the Indexed Equity Fund, Large Cap Value Fund, OTC 100
Fund, Aggressive Growth Fund, Focused Value Fund, and Emerging Growth Fund, each dated as of May 1, 2000, on behalf of the Mid Cap Growth Equity II Fund dated as of June 1, 2000, and on behalf of the Value Fund, Blue Chip Growth Fund and International Equity II Fund, each dated as of May 1, 2001 (collectively the “Advisory Agreements”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment sub-advisory agreements (the “Sub-Advisory Agreements”).

        Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Under the terms of each Advisory Agreement, a Fund recognizes MassMutual’s control of the name “MassMutual” and the Trust agrees that its right to use such name is nonexclusive and can be terminated by MassMutual at any time. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

        MassMutual also serves as investment adviser to: MML Money Market Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Value Equity Fund, MML Small Company Opportunities Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, and open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

        The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .35% for the Prime Fund, .40% for the Short-Term Bond Fund, .48% for the Core Bond Fund, .50% for the Diversified Bond Fund, .48% for the Balanced Fund, .50% for the Core Equity Fund, .70% for the Value Fund, .65% for the Large Cap Value Fund, .10% for the Indexed Equity Fund, .70% for the Blue Chip Growth Fund, .58% for the Small Cap Value Equity Fund; .69% for the Focused Value Fund, .68% for the Growth Equity Fund, .73%for the Aggressive Growth Fund, .15% for the OTC 100 Fund, .70% for the Mid Cap Growth Equity Fund, .75% for the Mid Cap Growth Equity II Fund, .82% for the Small Cap Growth Equity Fund, .79% for the Emerging Growth Fund, .85% for the International Equity Fund and 1.00% for the International Equity II Fund.

        For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Gross	Waiver*	Net
Prime Fund
Year ended 12/31/97	$1,155,353	$(29,758)	$1,125,595
Year ended 12/31/98	$1,143,154	—	$1,143,154
Year ended 12/31/99	$1,050,848	—	$1,050,848

Short-Term Bond Fund
Year ended 12/31/97	$ 769,014	$(18,246)	$ 750,768
Year ended 12/31/98	$1,163,327	—	$1,163,327
Year ended 12/31/99	$1,012,716	—	$1,012,716

Core Bond Fund
Year ended 12/31/97	$1,869,877	$(49,361)	$1,820,516
Year ended 12/31/98	$2,419,080	—	$2,419,080
Year ended 12/31/99	$2,976,384	—	$2,976,384

	Gross	Waiver*	Net
Diversified Bond Fund
Year ended 12/31/99	$ 83,194	—	$ 83,194

Balanced Fund
Year ended 12/31/97	$ 2,799,328	$ (74,994)	$ 2,724,334
Year ended 12/31/98	$ 3,182,481	—	$ 3,182,481
Year ended 12/31/99	$ 3,739,029	—	$ 3,739,029

Core Equity Fund
Year ended 12/31/97	$13,063,454	$(391,015)	$12,672,439
Year ended 12/31/98	$15,182,885	—	$15,182,885
Year ended 12/31/99	$16,017,604	—	$16,017,604

Indexed Equity Fund
Year ended 2/28/98	$ 939,051	—	$ 939,051
Year ended 2/28/99	$ 1,353,414	—	$ 1,353,414
Period ended 12/31/99	$ 266,810	—	$ 266,810

Growth Equity Fund**
Year ended 12/31/99	$ 208,278	—	$ 208,278

Small Cap Value Equity Fund
Year ended 12/31/97	$ 3,149,017	$ (65,671)	$ 3,083,346
Year ended 12/31/98	$ 3,775,176	—	$ 3,775,176
Year ended 12/31/99	$ 3,728,581	—	$ 3,728,581

Mid Cap Growth Equity Fund**
Year ended 12/31/99	$ 238,543	—	$ 238,543

Small Cap Growth Equity Fund**
Year ended 12/31/99	$ 245,718	—	$ 245,718

International Equity Fund
Year ended 12/31/97	$ 4,149,537	$ (50,753)	$ 4,098,784
Year ended 12/31/98	$ 5,327,317	—	$ 5,327,317
Year ended 12/31/99	$ 6,353,553	—	$ 6,353,553

*	MassMutual’s voluntary agreement to waive a portion of its management fee terminated May 1, 1997. See “Financial Highlights” in the Prospectus.
**	Since inception May 3, 1999.

        The Large Cap Value Fund, the OTC 100 Fund, the Aggressive Growth Fund, the Focused Value Fund, and the Emerging Growth Fund commenced operations May 1, 2000. The Mid Cap Growth Equity II Fund commenced operations on June 1, 2000.

Affiliated Investment Sub-advisers

        Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, an indirect, controlled subsidiary of MassMutual. OppenheimerFunds, Inc. (“OFI”) is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. Effective January 1, 2000, MassMutual pays Babson a sub-advisory fee equal to an annual rate of .05% of the average daily net assets of the Prime Fund, .08% of the average daily net assets of the Short-Term Bond Fund, .10% of the average daily net assets of the Core Bond Fund, .10% of the average daily net assets of the Diversified Bond Fund and .09% of the average daily net assets of the Prime and Core Bond Segments of the Balanced Fund. Babson was appointed as investment sub-adviser to these Funds in connection with a corporate reorganization of MassMutual’s investment advisory businesses, as more fully described in the Prospectus. MassMutual pays to Babson a sub-advisory fee equal to an annual rate of .13% of the average daily net asset value of the Core Equity Fund, .13% of the average daily net asset value of the Core Equity Segment of the Balanced Fund and .25% of the average daily net asset value of the Small Cap Value Equity Fund. MassMutual pays to OFI a sub-advisory fee equal to an annual rate of .50% of the average daily net asset value of the International Equity Fund.

        Securities held by the Funds are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual, Babson or OFI acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for any Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of the Trust’s management that such execution advantage and the desirability of retaining MassMutual, Babson and OFI as Adviser and as investment sub-adviser respectively, of the Funds outweigh the disadvantages, if any, which might result from this procedure.

Unaffiliated Investment Sub-Advisers

        MFS is an indirect, wholly-owned subsidiary of Sun Life Assurance Company of Canada, and is registered with the SEC as an investment adviser. MFS is sub-adviser for the Growth Equity Fund. MassMutual pays to MFS a sub-advisory fee equal to an annual rate of .40% on the first $300 million of aggregate net assets under management, .37% on the next $300 million of aggregate net assets under management, .35% on the next $300 million of aggregate net assets, .32% on the next 600 million of aggregate net assets under management, and .25% on aggregate net assets in excess of $1.5 billion of aggregate net assets under management. As used in this section, aggregate net assets under management means the aggregate of (i) average daily net assets of the specified Fund, plus (ii) the average daily net assets of other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which the sub-adviser provides investment sub-advisory services. MFS also provides investment sub-advisory services for MML Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

        MAS is a subsidiary of Morgan Stanley Dean Witter Investment Management Inc. and is registered with the SEC as an investment adviser. MAS is sub-adviser for Mid Cap Growth Equity Fund. MassMutual pays to MAS a sub-advisory fee equal to an annual rate of .55% on the first $150 million of aggregate net assets under management, and .50% on aggregate net assets in excess of $150 million. MAS does not provide any such services for other funds managed by MassMutual.

        J.P. Morgan and Waddell & Reed both act as sub-advisers for Small Cap Growth Equity Fund, and both are registered with the SEC as investment advisers. Each sub-adviser will manage a portion of the net assets of the
Fund’s portfolio. Initially, each sub-adviser will be allocated their portion of the Fund’s net assets based on cash flow received by the Fund. The Fund’s portfolio will be rebalanced by MassMutual from time to time. MassMutual pays J.P. Morgan an investment sub-advisory fee at an annual rate of .60% on the first $200 million of aggregate net assets under management, .55% on the next $300 million of aggregate net assets and .50% on aggregate net assets in excess of $500 million. MassMutual pays Waddell & Reed an investment sub-advisory fee at an annual rate of .75% on the first $100 million of aggregate net assets under management and, thereafter, .70% on aggregate net assets in excess of $100 million. J.P. Morgan and Waddell & Reed both provide sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

        Fidelity Management & Research Company (“FMR”) serves as the investment sub-adviser for the Value Fund and the Blue Chip Growth Fund MassMutual pays to FMR a sub-advisory fee equal to [            ].

        DAMI serves as investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund. For the Indexed Equity Fund, MassMutual pays DAMI a quarterly fee equal to an annual rate of .01% on the first $1 billion of aggregate net assets under management, and .0075% on aggregate net assets in excess of $1 billion. For the OTC 100 Fund, MassMutual pays DAMI a quarterly fee equal to an annual rate of .05% on the first $200 million of aggregate net assets under management, .04% on the next $200 million of aggregate net assets and .02% on aggregate net assets in excess of $400 million. DAMI also provides investment sub-advisory services for the MML Equity Index Fund and the MML OTC 100 Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

        Davis serves as investment sub-adviser for the Large Cap Value Fund. MassMutual pays Davis a quarterly fee equal to an annual rate of .45% on the first $100 million of aggregate net assets under management, .40% on the next $400 million of aggregate net assets and .35% on aggregate net assets in excess of $500 million. Davis also provides investment sub-advisory services for the MML Large Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser. RS serves as investment sub-adviser for the Emerging Growth Fund. MassMutual pays RS a quarterly fee equal to an annual rate of .65% on the first $200 million of aggregate net assets under management, .60% on the next $200 million of aggregate net assets and .55% on aggregate net assets in excess of $400 million. RS also provides investment sub-advisory services for the MML Emerging Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

        Harris serves as investment sub-adviser for the Focused Value Fund. MassMutual pays Harris a quarterly fee equal to an annual rate of .50% on the first $100 million of aggregate net assets under management, .45% on the next $400 million of aggregate net assets, and .40% on aggregate net assets in excess of $500 million. Janus serves as investment sub-adviser for the Aggressive Growth Fund. MassMutual pays Janus a quarterly fee equal to an annual rate of .55% on the first $100 million of aggregate net assets under management, .50% on the next $400 million of aggregate net assets and .45% on aggregate net assets in excess of $500 million. T. Rowe Price serves as investment sub-adviser for the Mid Cap Growth Equity II Fund. MassMutual pays T. Rowe Price a quarterly fee equal to an annual rate of .50% on aggregate assets.

ADMINISTRATOR AND SUB-ADMINISTRATOR

        MassMutual has entered into a separate administrative services agreement (each an “Administrative Services Agreement”) with each Fund pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreements. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund which range from .2932% to .6244% for Class A shares; .1432% to .4744% for Class Y shares; .0675% to .3744% for Class S shares; .2932% to .6244% for Class L shares and [    ] for Class Z shares of the Indexed Equity Fund. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

        For the last three fiscal years, the Funds have paid the following amounts as administrative services fees to MassMutual pursuant to each Administrative Services Agreement:

Prime Fund
Year ended 12/31/97	$ 209,004
Year ended 12/31/98	$ 198,633
Year ended 12/31/99	$ 233,702

Short-Term Bond Fund
Year ended 12/31/97	$ 134,919
Year ended 12/31/98	$ 201,862
Year ended 12/31/99	$ 247,540

Core Bond Fund
Year ended 12/31/97	$ 348,743
Year ended 12/31/98	$ 418,822
Year ended 12/31/99	$ 561,006

Diversified Bond Fund
Year ended 12/31/99	$ 20,799

Balanced Fund
Year ended 12/31/97	$ 527,470
Year ended 12/31/98	$ 550,978
Year ended 12/31/99	$ 752,315

Core Equity Fund
Year ended 12/31/97	$2,594,600
Year ended 12/31/98	$2,623,373
Year ended 12/31/99	$2,364,814

Indexed Equity Fund*
Year ended 2/28/99	$ 884,446
Period ended 12/31/99	$1,910,568

Growth Equity Fund**
Year ended 12/31/99	$ 35,679

Small Cap Value Equity Fund
Year ended 12/31/97	$ 490,532
Year ended 12/31/98	$ 534,899
Year ended 12/31/99	$ 540,991

Mid Cap Growth Equity Fund**
Year ended 12/31/99	$ 38,008

Small Cap Growth Equity Fund**
Year ended 12/31/99	$ 39,210

International Equity Fund
Year ended 12/31/97	$ 467,044
Year ended 12/31/98	$ 486,162
Year ended 12/31/99	$ 779,483

 * Inception date March 1, 1998
** Inception date May 3, 1999

THE DISTRIBUTOR

        The Trust’s shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to a General Distributor’s Agreement with the Trust dated as of May 3, 1999 (the “Distribution Agreement”), as amended. The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a majority-owned subsidiary of MassMutual.

        The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

CLASS A DISTRIBUTION AND SERVICE PLANS

        The Trust has adopted, with respect to the Class A shares of each of the Funds, an Amended and Restated Distribution and Service Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Plans on May 3, 1999 for the Funds (other than the OTC 100 Fund, the Aggressive Growth Fund, the Large Cap Value Fund, the Focused Value Fund, the Mid Cap Growth Equity II Fund and the Emerging Growth Fund which were approved February 14, 2000 and the Value Fund, Blue Chip Growth Fund and International Equity II Fund which were approved January 29, 2001). Under the terms of each of the Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A shares, preparing, printing and delivering prospectuses and reports for other than existing Class A shareholders, providing facilities to answer questions from other than existing Class A shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of a Fund and/or maintenance of Class A shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who prepare, print and deliver prospectuses and shareholder reports to Class A shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who issue account statements to Class A shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

        Each Plan provides that it may not be amended to materially increase the costs which Class A shareholders may bear under the Plan without the approval of a majority of the outstanding Class A shares of the Fund.

        Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

        The Conduct Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services), are not subject to the limits.

        Under the 12b-1 plans for Class A shares of the Funds, the Trust paid service fees in 1999 of approximately $379 for the Prime Fund, $335 for the Short-Term Bond Fund, $696 for the Core Bond Fund, $164 for the Diversified Bond Fund, $839 for the Balanced Fund, $1,631 for the Core Equity Fund, $1,418 for the Indexed Equity Fund, $1,261 for the Growth Equity Fund, $473 for the Small Cap Value Equity Fund, $369 for the Mid Cap Growth Equity Fund, $808 for the Small Cap Growth Equity Fund, and $495 for the International Equity Fund, all of which was paid to MassMutual.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

        IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “ Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, IBT has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT PUBLIC ACCOUNTANT

        Deloitte & Touche LLP, located at Two World Financial Center, New York, New York, 10281, is the Trust’s independent public accountant.

CODES OF ETHICS

        The Trust, MassMutual, MML Distributors, LLC, Babson, DAMI, MFS, MAS, Davis, RS, OFI, Harris Associates, FMR, Janus, T. Rowe Price, J.P. Morgan, and Waddell & Reed have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions).

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund’s investment sub-advisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

        Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        Although commissions paid on every transaction will, in the judgment of the investment sub-adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Distributor) who were selected to execute transactions on behalf of the Trust and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research” ) to an investment sub-adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the investment sub-adviser. Research provided by brokers is used for the benefit of all of the investment sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-adviser as a consideration in the selection of brokers to execute portfolio transactions.

        The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

        Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

        Brokerage commissions paid by the Funds for the fiscal years ended December 31, 1999, December 31, 1998, and December 31, 1997, respectively, were as follows: Balanced Fund $157,213, $212,554.36, and $174,902; Core Equity Fund $1,551,814, $1,030,560.95, and $1,494,262; Small Cap Value Equity Fund $708,752, $638,429.88, and $423,705; and International Equity Fund $2,084,702, $2,377,044.12, and $2,025,648. Brokerage commissions for the year ended December 31, 1999 paid by the Growth Equity Fund, the Mid Cap Growth Equity Fund and the Small Cap Growth Equity Fund were $42,261, $121,696 and $126,461, respectively. Approximately $51,635.87 and $1,968 of the brokerage commissions paid by the Fund for the fiscal years ended December 31, 1999 and 1998, respectively, were paid to Jefferies & Co., Inc. (“Jefferies”) and Advest, Inc. Jefferies and Advest, Inc. are wholly-owned subsidiaries of a company for which one Trustee serves as a director .

SHAREHOLDER INVESTMENT ACCOUNT

        A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of each Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

        The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other share of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation, a pro rata share of the net assets of that class remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Under the Trust’s Declaration of Trust, the Board of Trustees is authorized to create new series and classes without shareholder approval. To date shares of twenty-two separate series have been authorized, twenty-one of which constitute the interests in the Funds described in the Prospectus. Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of net asset value per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

REDEMPTION OF SHARES

        With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

        The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

        Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which supplied by a pricing agent are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

        Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

        The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

INVESTMENT PERFORMANCE

        The yield of the Prime Fund, the Short-Term Bond Fund, the Core Bond Fund and the Diversified Bond Fund, as well as total return figures for all of the Funds, may be provided in reports, sales literature and advertisements. Any performance information with respect to any class of Fund shares will be provided net of any Fund expenses for that class.

        Yield for each class of shares of such Funds will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [(a-b+1)6 -1 ]
cd

Where:
a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements, if any).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price (which is the net asset value) per share on the last day of the period.

        Set forth below is the yield for Class S shares of the Prime Fund, Short-Term Bond Fund, Core Bond Fund and Diversified Bond Fund for the 30-day period ended December 31, 1999.

Yield for the 30-Day Period Ended December 31, 1999
Class S Shares* (Unaudited)

Fund	Yield

Prime Fund	6.07%
Short-Term Bond Fund	6.42%
Core Bond Fund	8.32%
Diversified Bond Fund	6.97%
*	Yield for Class A, L, Y, and S shares may differ due to different expense structures.

        Each of the Funds may also advertise its total return for each class of shares. Total return quotations will be based upon a stated period and will be computed by determining the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1+T)n =ERV

Where	P =	a hypothetical initial payment of $1000.

	T =	average annual total return.

	n =	number of years.

	ERV =	ending redeemable value at the end of the stated period of a hypothetical $1000 payment made at the beginning of the stated period.

         The Funds may show total return calculated without giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997 (“Standardized Total Return Without Reduction in Management Fee”). See “Financial Highlights” in the Prospectus. Each investment performance figure will be carried to the nearest hundredth of one percent.

        A Fund’s yield or total return is not fixed or guaranteed and the Fund’s principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future. The yield is a function of available interest rates on securities in which the Fund invests, which can be expected to fluctuate, as well as of the quality, maturity and types of portfolio instruments held by the Fund and of the Fund’s operating expenses. The yield may be affected if, through net sales of its shares, there is a net investment of new money in the Fund which the Fund invests at returns different from those being earned on current portfolio instruments. Yield may also vary if the Fund experiences net redemptions, which may require the disposition of some of the Fund’s current portfolio instruments. Total return is a function of the value of a Fund’s portfolio securities over time, which may be expected to fluctuate, as well as of income earned by the Fund on such securities and of the Fund’s operating expenses.

Average Annual Total Return for the periods ended December 31, 1999.

1 YEAR

	Class A	Class Y	Class S	Class L*†
Prime Fund and its predecessor SIA G	4.59%	5.13%	5.10%	4.90%
Short-Term Bond Fund and its predecessor SIA F	2.51%	3.04%	3.10%	2.71%
Core Bond Fund and its predecessor SIA E	-2.43%	-2.16%	-2.08%	-2.33%
Diversified Bond**	-0.54%	-0.26%	-0.25%	-0.38%
Balanced Fund and its predecessor SIA M	-2.17%	-1.77%	-1.58%	-1.92%
Core Equity Fund and its predecessor SIA A	-3.13%	-2.71%	-2.60%	-2.81%
Indexed Equity Fund	19.85%	20.38%	20.43%	20.17%
Growth Equity Fund**	29.27%	29.57%	29.57%	29.57%
Small Cap Value Equity Fund and its predecessor SIA S	-0.36%	0.13%	0.25%	0.03%
Mid Cap Growth Equity Fund**	39.00%	39.40%	39.40%	39.30%
Small Cap Growth Equity Fund**	60.42%	60.71%	60.91%	60.55%
International Equity Fund and its predecessor SIA I	56.25%	57.04%	56.98%	56.42%

*	Class L shares of all Funds except the Indexed Equity Fund commenced operations May 3, 1999.
**	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
†	Class L shares of the Indexed Equity Fund commenced operations July 1, 1999.

3 YEARS

	Class A	Class Y	Class S
Prime Fund and its predecessor SIA G	4.64%	5.14%	5.30%
Short-Term Bond Fund and its predecessor SIA F	4.79%	5.25%	5.40%
Core Bond Fund and its predecessor SIA E	4.66%	5.08%	5.24%
Balanced Fund and its predecessor SIA M	9.18%	9.64%	9.87%
Core Equity Fund and its predecessor SIA A	12.92%	13.41%	13.62%
Indexed Equity Fund	N/A	N/A	N/A
Small Cap Value Equity Fund and its predecessor SIA S	6.87%	7.34%	7.54%
International Equity Fund and its predecessor SIA I	22.96%	23.91%	24.07%

5 YEARS
	Class A	Class Y	Class S
Prime Fund and its predecessor SIA G	4.72%	5.20%	5.38%
Short-Term Bond Fund and its predecessor SIA F	6.03%	6.50%	6.67%
Core Bond Fund and its predecessor SIA E	6.75%	7.20%	7.38%
Balanced Fund and its predecessor SIA M	11.95%	12.43%	12.66%
Core Equity Fund and its predecessor SIA A	17.59%	18.10%	18.32%
Indexed Equity Fund	N/A	N/A	N/A
Small Cap Value Equity Fund and its predecessor SIA S	12.18%	12.66%	12.88%
International Equity Fund and its predecessor SIA I	17.99%	18.74%	18.92%

10 YEARS (or since inception)

	Class A	Class Y	Class S
Prime Fund and its predecessor SIA G	4.51%	4.98%	5.18%
Short-Term Bond Fund and its predecessor SIA F	6.22%	6.69%	6.89%
Core Bond Fund and its predecessor SIA E	6.92%	7.38%	7.58%
Balanced Fund and its predecessor SIA M	10.10%	10.58%	10.81%
Core Equity Fund and its predecessor SIA A	13.05%	13.54%	13.77%
Indexed Equity Fund	N/A	N/A	N/A
Small Cap Value Equity Fund and its predecessor SIA S	10.39%	10.87%	11.09%
International Equity Fund and its predecessor SIA I	N/A	N/A	N/A

Performance Comparisons

        From time-to-time and only to the extent the comparison is appropriate for the Funds, the Trust may quote the performance of the Funds in advertising and other types of literature and may compare the performance of the Funds to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

        Performance information for the Funds may be compared, in reports and promotional literature, to the S&P 500 Index, S& P Mid Cap 400 Index, the Russell 2000 Index, Russell 2000 Growth Index, Russell 2500 Index, the NASDAQ 100 Index (with respect to the OTC 100 Fund), the Lehman Brothers 20+ Treasury Index, Donoghue’s Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Aggregate Bond Index, Lehman Brothers Treasury Bond Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, Morgan Stanley Capital International Index for Europe, Australia and the Far East (“MSCI EAFE Index”), or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund’s results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

        The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Funds: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund’s historical performance or current or potential value with respect to the particular industry or sector.

        Each of the Fund’s performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue’s Money Fund Report, including Donoghue’s Taxable Money Market Fund Average or Morningstar, Inc., independent services which monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

OTHER ADVERTISING ITEMS

        The Trust may discuss in advertising and other types of literature that a Fund has been assigned a rating by a NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund’s shares since the rating would not comment on the market price of the Fund’s shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund’s performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.

TAXATION

        Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities). If a Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for federal income tax purposes.

        As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

        An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

        Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Under the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a 28% or 20% tax rate, depending on the holding period of the portfolio investment.

        Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

        The International Equity Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The International Equity Fund will notify shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries. Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” ;

        Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Under the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a 28% or 20% tax rate depending on the investor’s holding period in Fund shares. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

        A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

        Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made.

EXPERTS

        The financial statements of each of the Funds are set forth in the Funds’ Annual Report as of December 31, 2000, and are incorporated herein by reference in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of December 31, 2000 is available, without charge, upon request.

GLOSSARY

        Currency Transactions:    include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

        Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

        NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), see the Appendix to the SAL. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa—including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB—including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

        U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

        The name MassMutual Institutional Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX—DESCRIPTION OF SECURITIES RATINGS

        Although the ratings of fixed-income securities by S&P and Moody’s are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

        The descriptions of the S&P and Moody’s commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

        S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

        A-1    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-I.

        Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

        Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

        S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

        A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Moody’s describes its four highest corporate bond ratings as follows:

        Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A    Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

        Baa    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C:    OTHER INFORMATION

Item 23:    Exhibits

        Exhibit A:    Copy of Registrant’s Agreement and Declaration of Trust, as amended June 14, 1993 . (1)

        Exhibit B:    Copy of Registrant’s By-Laws, as now in effect. (1)

        Exhibit C:    None.

        Exhibit D:

        (1)  Copy of Specimen Investment Management Agreement between Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each of Registrant’s series, incorporated by reference as Exhibit D(1) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

        (2)  Specimen Investment Sub-Advisory Agreement between David L. Babson & Company Inc. (“David L. Babson”) with respect to MassMutual Prime Fund, MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, each of the Prime, Core Bond and Core Equity Segments of the MassMutual Balanced Fund, the MassMutual Core Equity Fund and the MassMutual Small Cap Value Equity Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on April 28, 1997.

        (3)  Investment Sub-Advisory Agreement dated as of May 1, 2000 between MassMutual and OppenheimerFunds, Inc. with respect to the MassMutual International Equity Fund, incorporated by reference to Exhibit D(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

        (4)  Investment Sub-Advisory Agreement between MassMutual and Massachusetts Financial Services Company with respect to MassMutual Growth Equity Fund, incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

        (5)  Investment Sub-Advisory Agreement between MassMutual and Miller Anderson & Sherrerd LLP with respect to MassMutual Mid Cap Growth Equity Fund, incorporated by reference to Exhibit D(6) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

        (6)  Investment Sub-Advisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. with respect to MassMutual Small Cap Growth Fund, incorporated by reference to Exhibit D(7) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

        (7)  Investment Sub-Advisory Agreement between MassMutual and Waddell & Reed Investment Management Company with respect to MassMutual Small Cap Growth Equity Fund, incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 11 to the  Registration Statement filed via EDGAR on April 30, 1999.

        (8)  Investment Sub-Advisory Agreement between MassMutual and Davis Selected Advisers, L.P. with respect to MassMutual Large Cap Value Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

        (9)  Investment Sub-Advisory Agreement between MassMutual and Janus Capital Corporation with respect to MassMutual Aggressive Growth Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(9) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(10) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with respect to MassMutual Focused Value Fund effective as of May 1, 2000 is filed herein as Exhibit D(10).

(11) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates Inc. with respect to MassMutual Mid Cap Growth Equity II Fund is filed herein as Exhibit D(11).

        (12)  Form of Investment Sub-Advisory Agreement between MassMutual and RS Investment Management with respect to MassMutual Emerging Growth Fund effective as of May 1, 2000 is filed herein as Exhibit D(12).

(13) Investment Sub-Advisory Agreement between MassMutual and Bankers Trust Company with respect to MassMutual Indexed Equity Fund dated as of May 1, 2000 is filed herein as Exhibit D(13).

(14) Investment Sub-Advisory Agreement between MassMutual and Bankers Trust Company with regard to MassMutual OTC 100 Fund dated as of May 1, 2000 is filed herein as Exhibit D(14).

        Exhibit E

        Amended and Restated  General Distributors Agreement between MassMutual and MML Distributors, LLC dated as of May 1, 2000, incorporated by reference to Exhibit E of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

        Exhibit F

        Deferred Compensation Plan for Trustees of Registrant, incorporated by reference to Exhibit F of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

        Exhibit G:

(1) Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (“IBT”) with respect to each series of the Trust (1)

        (2)  Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

        (3)  Amended and Restated Transfer Agency Agreement among the Trust, MassMutual and IBT, incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to Registration Statement filed via EDGAR on April 30, 1999.

        Exhibit H

        (1)  Class L Shareholder Services Agreement between the Trust and MassMutual with respect to each of Registrant’s series, incorporated by reference to Registrant’s Post Effective Amendment No. 11 to Registration Statement filed via EDGAR on April 30, 1999.

        Exhibit I

(1) Opinion of Counsel, incorporated by reference as Exhibit I(2) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(2) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(3) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

        Exhibit J:

(1) Not Applicable

(2) Powers of Attorney for Gary E. Wendlandt, Ronald J. Abdow, Charles J. McCarthy, John H. Southworth, and Mary E. Boland. (1)

(3) Powers of Attorney for Richard H. Ayers, David E.A. Carson, Richard G. Dooley, Richard W. Greene, Beverly L. Hamilton, and F. William Marshall, Jr. (2)

        Exhibit K:    Not Applicable

        Exhibit L:    Not Applicable

        Exhibit M:

        (1)  Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

        Exhibit N:    Amended and Restated Rule 18f-3 Plan effective as of May 1, 2001 is filed herein as Exhibit N.

        Exhibit O:    Not Applicable

        Exhibit P:    To be filed by subsequent amendment.

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on October 2, 1997.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on April 28, 1997.

Item 24:    Person Controlled by or Under Common Control with the Fund

        At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years.

        The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

        5.  MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest.

6. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

        7.  MML Series Investment Fund (the “Trust”), a Massachusetts business trust which operates as an open-end investment company. All the shares issued by the Trust are owned by MassMutual and certain of its affiliates.

8. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. The majority shares are owned by MassMutual.

        9.  G.R. Phelps & Co., Inc., a Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company. This subsidiary is inactive and expected to be dissolved.

10. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

        11.  MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. MassMutual Holding Company owns 86% of the capital stock and G.R. Phelps & Co. Inc., owns 14% of the capital stock of MML Investor Services, Inc.

12. The MassMutual Trust Company, which is a federally chartered stock savings bank. MassMutual owns 100% of the outstanding shares of the company.

        13.  MassMutual Holding MSC, Inc., a Massachusetts corporation which acts as a holding company for MassMutual positions in investment entities organized outside the United States. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Securities Corporation” under Chapter 63 of Massachusetts General Laws.

        14.  MassMutual Holding Trust I, a Massachusetts business trust which operates as a holding company for separately staffed MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust I.

        15.  MassMutual Holding Trust II, a Massachusetts business trust which operates as a holding company for non-staffed MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust II.

        16.  MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations, all of the stock of which is owned by MassMutual Holding Company.

17. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker, all of the stock of which is owned by MML Investors Services, Inc.

        18.  MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Securities Corporation”, under Section 63 of the Massachusetts General Laws, all of the stock of which is owned by MML Investors Services, Inc.

19. DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

20. Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

21. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

22. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

23. MML Insurance Agency of Ohio, Inc., an Ohio corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc. through a voting trust agreement.

24. MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.

25. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46.41% of the shares of which are owned by MassMutual Holding MSC, Inc.

        26.  MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds approximately 88.3% ownership interest in this company and MassMutual holds approximately 4.6% ownership interest in this company. David L. Babson & Company Inc. acts as sub-adviser for this fund.

27. 9048-5434 Quebec, Inc., a Canadian corporation, which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

        28.  1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville Ontario, Canada. MassMutual Holding MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

29. Antares Capital Corporation, a Delaware corporation that operates as a finance company. MassMutual Holding Trust I owns approximately 99% of the capital stock of Antares Capital Corporation.

        30.  Charter Oak Capital Management, Inc., a Delaware corporation that operates as a manager of institutional investment portfolios. David L. Babson & Company, Inc. owns 80% of the capital stock of Charter Oak Capital Management Inc.

31. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser, all the stock of which is owned by MassMutual Holding Trust I.

        32.  DLB Acquisition Corporation (“DLB”) a Delaware corporation which operates as a holding company for David L. Babson & Company Inc. MassMutual Holding Trust I owns 98% of the outstanding capital stock of DLB.

        33.  Oppenheimer Acquisition Corporation (“OAC”) a Delaware corporation which operates as a holding company for the Oppenheimer companies. MassMutual Holding Trust I owns 91.91% of the capital stock of OAC.

34. David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser, all of the stock of which is owned by DLB.

35. Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer, all of the stock of which is owned by David L. Babson & Company Inc.

36. Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as an investment adviser. David L. Babson & Company Inc. holds a 50% ownership interest in the partnership.

        37.  Potomac Babson Incorporated, a Massachusetts corporation which formerly operated as an investment adviser. David L. Babson & Company Inc. owns 99% of the outstanding shares of Potomac Babson Incorporated.

38. OppenheimerFunds, Inc., a Colorado corporation which operates as an investment adviser to the OppenheimerFunds, all of the stock of which is owned by OAC.

        39.  Centennial Asset Management Corporation, a Delaware corporation that operates as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.

40. HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser, all the stock of which is owned by OppenheimerFunds, Inc.

41. OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker dealer, all the stock of which is owned by OppenheimerFunds, Inc.

42. Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company, all the stock of which is owned by OppenheimerFunds, Inc.

        43.  Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets, all the stock of which is owned by OppenheimerFunds, Inc.

44. Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

45. Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

46. Centennial Capital Corporation, a Delaware corporation that sponsored a unit investment trust, all the stock of which is owned by Centennial Asset Management Corporation.

        47.  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office Investors, LP that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

        48. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

        49.  CM Advantage, Inc., a Connecticut corporation that serves as a general partner in real estate limited partnerships, all the stock of which is owned by MassMutual Holding Trust II. This subsidiary is largely inactive and will be dissolved in the near future.

50. CM International, Inc., a Delaware corporation which is the issuer of collateralized mortgage obligation securities, all the stock of which is owned by MassMutual Holding Trust II.

        51.  CM Property Management, Inc., a Connecticut corporation which serves as the General Partner of Westheimer 335 Suites Limited Partnership, all the stock of which is owned by MassMutual Holding Trust II.

        52.  HYP Management, Inc., a Delaware corporation which operates as the manager of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.

        53.  MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO, LLC, Somers CDO, Limited, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.

        54.  MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49% of its shares, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82%, for an approximate total ownership interest in this Company of 43.42%.

        55.  MML Realty Management Corporation, a Massachusetts Corporation which formerly operated as a manager of properties owned by MassMutual, all the stock of which is owned by MassMutual Holding Trust II.

        56.  MassMutual Benefits Management, Inc., (formerly Westheimer 335 Suites, Inc.) a Delaware Corporation which supports MassMutual with benefit plan administration and planning services. MassMutual Holding Trust II owns all of the outstanding stock.

        57.  Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issues. MMHC Investment Inc., holds 38.10% of the subordinated notes of this issue which are treated as equity for tax purposes. Registrant is the collateral manager of Somers CDO, Limited.

        58.  505 Waterford Park Limited Partnership, a Delaware limited partnership which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

        59.  MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the LLC Manager of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

        60.  MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment Inc. holds 77.8% and MassMutual High Yield Partners LLC, holds 14.4% of the ownership interest in this company.

        61.  Urban Properties, Inc., a Delaware corporation which serves as a General Partner of real estate limited partnerships and as a real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

62. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which MassMutual Benefits Management is the general partner.

        63.  MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

        64.  MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

65. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company, all of the stock of which is owned by MassMutual International Inc.

        66.  MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

        67.  MassLife Seguros de Vida S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. MassMutual International Inc. owns 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A.

        68.  MassMutual Services, S.A., a corporation organized in the Argentine Republic which operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99% of the outstanding shares and MassMutual International, Inc. owns 1% of the shares.

        69.  Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. MassMutual International (Chile) S.A. owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

        70.  Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

        71.  Compania de Seguros VidaCorp, S.A., a corporation organized in the Republic of Chile which operates as an insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of this company.

72. Oppenheimer Series Fund Inc., a Maryland corporation which operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

73. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

        74.  The DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the DLB Fund Group, other than the DLB Stewart Ivory International Fund and the DLB High Yield Fund.

        75.  Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson acts as sub-adviser.

        76.  Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage backed securities. Babson is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

        77.  Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson acts as sub-adviser.

        78.  MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc., hold in the aggregate approximately 25.17% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson acts as sub-adviser.

        79.  Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding L.P. MassMutual manages the High Yield Collateral Debt Securities and Babson acts as sub-adviser.

        80.  Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund and Babson acts as sub-adviser.

        81.  Simsbury CLOLimited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson acts as sub-adviser. MMHC owns 24.97% of the subordinated notes.

82. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

83. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

        84.  MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

85. Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

86. MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

87. MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

88. Jefferson Pilot Financial Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%).

89. Jefferson Pilot Omega Seguros de Vida, S.A., a Uruguay corporation which operates as a life insurance company (100% owned by Jefferson Pilot Financial Seguros de Vida, S.A.).

        MassMutual acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

        1.  MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by MML Series Investment Fund are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series and Babson acts as sub-adviser to certain series.

2. MassMutual Corporate Investors (“CI”), a Massachusetts business trust which operates as a closed-end investment company. Babson is the investment adviser to CI.

        3.  MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest in this company of approximately 88.3%. MassMutual holds approximately 4.6% ownership interest in this company. Babson acts as sub-adviser.

        4.  MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

        5.  MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual acts as adviser for each series, and Babson acts as sub-adviser to certain series.

6. MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. Babson acts as the investment adviser to PI.

        7.  MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual owns 1.79%, MMHC Investment, Inc. owns 44.91% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in this company.

        8.  Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment Inc. holds 37.04% of the subordinated notes of this issue which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson acts as sub-adviser.

        9.  Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage backed securities. Babson is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

        10.  Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson acts as sub-adviser.

        11.  Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson is the sub-adviser.

        12.  MassMutual Global CDO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc. hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CDO I Limited. Babson acts as sub-adviser.

        13.  Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding L.P. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson acts as sub-adviser.

        14.  Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund and Babson acts as sub-adviser.

        15.  Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson acts as sub-adviser.

Item 25:    Indemnification

        Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

        Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

        MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

        MassMutual’s present insurance coverage has an overall limit of $100 million annually ($15 million of which is underwritten by Lloyds, $10 million of which is underwritten by National Union, $25 million of which is with CNA, $25 million of which is underwritten by Federal Insurance Co. (“Chubb”), and $25 million of which is underwritten by Lloyds. There is a deductible of $350,000 per claim under the corporate coverage. There is no deductible for individual trustees or officers.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26:    Business and Other Connections of the Investment Adviser

a.  The Investment Adviser

        MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

        The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past two years are listed below.

Directors

ROGER G. ACKERMAN, Director, Chairman, Human Resources Committee and Member, Board Affairs Committee

        Chairman and Chief Executive Officer (since 1996), Corning Incorporated (manufacturer of specialty materials, communication equipment and consumer products), One Riverfront Plaza, Corning, New York; Director, Dow Corning Corporation (producer of silicone products), 2200 West Salzburg Road, Midland, Michigan; The Pittson Company (mining and marketing of coal for electric utility and steel industries), One Pickwick Plaza, Greenwich, Connecticut.

JAMES R. BIRLE, Director and Member, Auditing and Investment Committees

        Chairman (since 1997), President (1994-1997) and Founder (since 1994), Resolute Partners, LLC (private merchant bank), 2 Greenwich Plaza, Suite 100, Greenwich, Connecticut; Director (since 1996), IKON Office Solutions (diversified office products and technology solutions), 825 Duportail Road, Valley Forge, Pennsylvania; Director (since 1994): Drexel Industries, LLC, Connecticut Health and Education Facilities Authority, and Transparency International; Trustee, Villanova University.

GENE CHAO, Director, Chairman, Auditing Committee and Member, Dividend Policy Committee

        Retired; Chairman, President and Chief Executive Officer (1991-February 2000), Computer Projections, Inc. (presentation graphics services and equipment), 733 S.W. Vista Avenue, Portland, Oregon; Director (since 1996), Monowave Corporation, 5615 64th Ave., N.E., Seattle, Washington; Chairman and Chief Executive Officer (since 1997), National Captioning Institute, 1900 Gallows Road Suite 3000, Vienna, Virginia.

PATRICIA DIAZ DENNIS, Director and Member, Auditing and Human Resources Committees

        Senior Vice President—Regulatory & Public Affairs (since 1998), Senior Vice President and Assistant General Counsel—Regulation & Public Policy (1995-1998), SBC Communications Inc. (telecommunications), 175 East Houston, San Antonio, Texas; Director, (1997-1999) Citadel Communications Corp.; Trustee (since 1991), Tomas Rivera Policy Institute, and (since 1993) Radio and Television News Directors Foundation; Director (1993-1999): National Public Radio, (1991-1998) Reading Is Fundamental, and (since 1989) Foundation for Women’s Resources; Trustee (1995-1997), Federal Communications Bar Association Foundation; Director (since 1998), Bexar County Women’s Bar Association; Director (since 1999), Catholic Television of San Antonio; Director (since 1999), Mexican American Legal Defense and Educational Foundation; Director (since 1999), Universidad Autonoma de Mexico (UNAM) Foundation; Director (1999) The Greater San Antonio Chamber of Commerce; Director (1997-2000) Hispanic Scholarship Fund; Director (1997-1999), Susan G. Komen Breast Cancer Foundation (San Antonio Chapter); National Secretary (since 1999) Girl Scouts of America; Corporate Board of Advisors (since 1996), National Council of La Raza; and Regent (since 1999), Texas State University System.

ANTHONY DOWNS, Director and Member, Auditing and Investment Committees

        Senior Fellow (since 1977), The Brookings Institution (non-profit policy research center), 1775 Massachusetts Avenue, N.W., Washington, D.C.; Director (since 1998), Counselors of Real Estate, 430 N. Michigan Avenue, Chicago, Illinois; Director (since 1971): The Pittway Corporation (business publications, security products manufacturing and packaging), 200 South Wacker Drive, Suite 700, Chicago, Illinois; (since 1991) National Housing Partnerships Foundation (nonprofit organization to own and manage rental housing), 1225 Eye Street, N.W., Washington, D.C.; (since 1992) Bedford Property Investors, Inc. (real estate investment trust), 3658 Mt. Diablo Boulevard, Lafayette, California; (since 1992) General Growth Properties, Inc. (real estate investment trust), 215 Keo Way, Des Moines, Iowa; (since 1986) NAACP Legal and Educational Defense Fund, Inc. (civil rights organization), 99 Hudson Street, New York, New York; Trustee (since 1977): Urban Institute (public policy research organization), 2100 M Street, N.W., Washington, D.C. and (since 1979) Urban Land Institute (educational and research organization), 625 Indiana Avenue, N.W., Washington, D.C.

JAMES L. DUNLAP, Director, Chairman, Dividend Policy Committee and Member, Auditing Committee

        Vice Chairman (1998-August 1999), President and Chief Operating Officer (since 1996-1998), Ocean Energy, Inc. (formerly United Meridian Corporation) (oil exploration), 1201 Louisiana Suite 1400, Houston, Texas; Member, Board of Trustees (since 1998), Culver Educational Foundation, 130 Academy Road, Culver, IN; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, TX; and Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, MA.

WILLIAM B. ELLIS, Director and Member, Dividend Policy and Investment Committees

        Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director, The Hartford Steam Boiler Inspection and Insurance Company (property and casualty insurer), One State Street, Hartford, Connecticut; Director (since 1996), Advest Group, Inc. (financial services holding company), 280 Trumbull Street, Hartford, Connecticut; Director (since 1995), Catalytica Combustion Systems, Inc.; Director, The National Museum of National History of the Smithsonian Institution, Washington, D.C.

ROBERT M. FUREK, Director and Member, Dividend Policy and Auditing Committees

        Partner (since 1997), Resolute Partners LLC (private merchant bank), 2 Soundview Drive, Greenwich, Connecticut; Director (since 1990), The Dexter Corporation (producer of specialty chemicals and papers), One Elm Street, Windsor Locks, Connecticut; Corporator (since 1991), The Bushnel Memorial, Hartford, Connecticut; Trustee Emeriti (1991-1999), Colby College, Mayflower Hill Drive, Waterville, Maine; Director (1986-1999) Greater Hartford Chapter of American Red Cross; Director (since 1999), IKON Office Solutions; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CHARLES K. GIFFORD, Director and Member, Investment and Board Affairs Committees

        President, COO and Director (since 1999), Fleet Boston Financial Corp.; Chairman and Chief Executive Officer (1996-1999), BankBoston, N.A., 100 Federal Street, Boston, MA; Chairman and Chief Executive Officer (since 1998), BankBoston Corporation (bank holding company), 100 Federal Street, Boston, MA; President and Director, Fleet National Bank, Bank Boston, N.A.; Director (since 1990), Member, Executive Committee and Chairman, Board Affairs and Nominating Committee, DSTAR (public utility electric company, formerly Boston Edison Co.), 800 Boylston Street, Boston, MA.

WILLIAM N. GRIGGS, Director and Member, Human Resources and Investment Committees

        Managing Director (since 1983), Griggs & Santow Inc. (financial consultants), 75 Wall Street-20th Floor, New York, New York; Director (1990-1997), T/SF Communications, Inc. (diversified publishing and communications company), Tulsa, Oklahoma.

GEORGE B. HARVEY, Director and Member, Board Affairs and Dividend Policy Committees

        Retired; Director: Merrill Lynch & Co., Inc. (financial services holding company), 250 Vesey Street, World Financial Center, North Tower, New York, New York; The McGraw-Hill Companies, Inc. (multimedia publishing and information services), 1221 Avenue of the Americas, New York, New York; Stamford Hospital, Stamford, Connecticut; Pfizer, Inc. (pharmaceutical and health-care products), 235 East 42nd Street, New York, New York; Director (1994-1997), The Catalyst; Member, Board of Overseers, Wharton School of Finance, University of Pennsylvania.

BARBARA B. HAUPTFUHRER, Director and Member, Board Affairs and Investment Committees

        Retired as of 1998 from positions as Director and Member, Compensation, Nominating and Audit Committees, The Vanguard Group of Investment Companies including among others the following funds: Vanguard/Windsor Fund, Vanguard/Wellington Fund, Vanguard/Morgan Growth Fund, Vanguard/Wellesley Income Fund, Vanguard/Explorer Fund, Vanguard Municipal Bond Fund, Vanguard Fixed Income Securities Fund, Vanguard Index Trust, Vanguard World Fund, Vanguard/Star Fund, Vanguard Ginnie Mae Fund, Vanguard/Primecap Fund, Vanguard Convertible Securities Fund, Vanguard Quantitative Fund, Vanguard/Trustees Commingled Equity Fund, Vanguard/Trustees Commingled Fund-International, Vanguard Money Market Trust, Vanguard/Windsor II, Vanguard Asset Allocation Fund and Vanguard Equity Income Fund (principal offices, Drummers Lane, Valley Forge, Pennsylvania); Director (since 1975), Chairman of Retirement Benefits Committee and Pension Fund Investment Review—USA and Canada and Member, Audit, Finance and Executive Committees, The Great Atlantic & Pacific Tea Company, Inc. (operator of retail food stores), 2 Paragon Drive, Montvale, New Jersey; Director (since 1979), Chairman of Nominating Committee and Member, Compensation Committee, Knight-Ridder, Inc. (publisher of daily newspapers and operator of cable television and business information systems), One Herald Plaza, Miami, Florida; Director Emeritus (2000) and Director and Member, Compensation Committee (1987-1999), Raytheon Company (electronics manufacturer), 141 Spring Street, Lexington, Massachusetts; Director (since 1988) and Member, Executive Committee (since 1992) and Chairman (1994-1998), Human Resources Committee, Member (since 1988), Chairman (since 1995) Independent Directors Committee, and Member (since 1994) Audit Committee, IKON Office Solutions (diversified office products and technology solutions, outsourcing, etc.), 825 Duportail Road, Valley Forge, Pennsylvania and Trustee Emerita, Wellesley College.

SHELDON B. LUBAR, Director and Member, Human Resources and Investment Committees

        Chairman (since 1977), Lubar & Co. Incorporated (investment management and venture capital company); Chairman and Director (1986-1999), The Christiana Companies, Inc. (real estate development); Director (since 1983), SLX Energy, Inc. (oil and gas exploration); Member, Advisory Committee (since 1984), Venture Capital Fund, L.P., Director (since 1999), C2, Inc. (principal offices, 700 North Water Street, Milwaukee, Wisconsin) Director (since 1986), Firstar Corporation (bank holding company), 777 East Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin; Director (1982-1997): Grey Wolf Drilling Co. (contract oil and gas drilling), 2000 Post Oak Boulevard, Houston, Texas; Director (since 1971): Marshall Erdman and Associates, Inc. (design, engineering, and construction firm), 5117 University Avenue, Madison, Wisconsin; Director (since 1991), MGIC Investment Corporation (investment company), MGIC Plaza, 111 E. Kilbourn Avenue, Milwaukee, Wisconsin; Director (1993-1999), Ameritech, Inc. (regional holding company for telephone companies), 30 South Wacker Drive, Chicago, Illinois; Director (since 1995), Weatherford International, Inc. (formerly EVI, Inc.), 5 Post Oak Park, Houston, Texas; Director (since 1997), Jefferies & Co., (financial services), 11100 Santa Monica Boulevard, Los Angeles, California; Director (1984-1998), Firstar Bank, 777 East Wisconsin Avenue, Milwaukee, Wisconsin.

WILLIAM B. MARX, JR., Director and Member, Dividend Policy and Board Affairs Committees

        Retired: Consultant (1996-1997); Senior Executive Vice President (1996), Lucent Technologies, Inc. (public telecommunications systems and software), 600 Mountain Road, Murray Hill, New Jersey; Executive Vice President and Chief Executive Officer, Multimedia Products Group (1994-1995), AT&T (global communications and network computing company), 295 North Maple Avenue, Basking Ridge, New Jersey; Director (since 1996), California Microwave, Inc., Redwood City, California; Member, National Board of Directors, Junior Achievement, Colorado Springs, Colorado; Member (since 1996), Advisory Council, Graduate School of Business, Stanford University, Stanford, California; Chairman, Executive Committee (since 1996), National Minority Supplier Development Council, Inc., 15 West 39th Street, New York, New York.

JOHN F. MAYPOLE, Director and Member, Board Affairs and Human Resources Committees

        Managing Partner, (since 1984), Peach State Real Estate Holding Company (real estate investment company), P.O. Box 1223, Toccoa, Georgia; Consultant to institutional investors; Co-owner of family businesses (including Maypole Chevrolet-Geo, Inc. and South Georgia Car Rentals, Inc.); Director (since 1996), Coating Technologies International; Director, Chairman, Audit Committee and Member, Finance Committee and Executive Committee, Bell Atlantic Corporation (telecommunications), 1717 Arch Street, Philadelphia, Pennsylvania; Director (since 1996), TCX International, Inc.; Chairman (1997), Director (1992-1997), Briggs Industries, Inc. (plumbing fixtures), 4350 W. Cypress Street, Tampa, Florida; Director (1989-1997), Blodgett Corporation; Director, Chairman, Compensation Committee and Member, Audit Committee, Dan River, Inc. (textile manufacturer), 2291 Memorial Drive, Danville, Virginia; Director (since 1987), Davies, Turner & Company; Director (1987-1996), Igloo Corporation (portable coolers), 1001 W. Sam Houston Parkway North, Houston, Texas; Director (1995-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut. Director (since 1998), Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director, Audit Committee (since 1999), Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)), Princeton, NJ; Director and Chairman (since 1996), DVC, Inc. (bionutritional supplement/animal and human feed), Wilmington, DE; and Director (1998-1999), J.L. French Automotive Castings, Inc. (manufacturer of automotive/truck components).

ROBERT J. O’CONNELL, Chairman, Member, Board Affairs Committee and Dividend Policy Committee, Chairman Investment Committee

        Chairman (2000) and Chairman of the Board of Directors, President, Chief Executive Officer (since 1999) of MassMutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001; Director and Chairman (since 1999), C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual), Director (since 1999), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Trust I), One Financial Plaza, Suite 1700, Hartford, Connecticut; Director, Chairman and Chief Executive Officer (since 1999), DLB Acquisition Corporation (holding company for investment advisers), President, Director and Chairman (since 1999), MassMutual Holding MSC, Inc., Trustee and Chairman (since 1999), MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Co.), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Co.), Director (since 1999), MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies, Director and Chairman (since 1999), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), Director (since 1999), MassMutual Benefits Management, Inc., Director (since 1996), Life Office Management Association, Inc., Director, President and Chief Executive Officer (1991-1998), AIG Life Insurance Company, American International Life Assurance of New York, Delaware American Life Insurance Co., Pacific Union Assurance Company; Director (1991-1998) AIG Life Insurance Company of Puerto Rico; Senior Vice President (1991-1998), Life Insurance of American International Group, Inc., American Life Insurance Company, DE; Senior Vice President, Group Management Division (1989-1991) of American International Group, Inc.; Director (since 1999), MML Investors Services, Inc., 1414 Main Street, Springfield, MA; Trustee (since 1999), MML Series Investment Fund; Trustee (since 1999), MassMutual Institutional Funds; Director (since 1999), American Council of Life Insurance; Member (since 1995), American Council of Life Insurance Committee on Financial Services Integration; and Director (1995-1998), AIG Mexico Seguros Interamericana.

THOMAS B. WHEELER, Director, Member Investment and Board Affairs Committees

        Retired. Chairman (1999), Chief Executive Officer (1988-1998), and President (1987-1996) of MassMutual; Director (1996-1999), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Company); Director and Chairman (1996-1999), MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); Chairman, Chief Executive Officer and Director (1995-1999), DLB Acquisition Corporation (holding company for investment advisers); Chairman and Director (1990-1999), Oppenheimer Acquisition Corp. (holding company for investment advisers), (principal offices, 1295 State Street, Springfield, MA 01111-0001); Director (1989-1999), BankBoston, N.A. and BankBoston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; Member, Executive Committee (1988-1999), Massachusetts Capital Resources Company, 545 Boylston Street, Boston, Massachusetts; Director (since 1993), Textron, Inc. (diversified manufacturing company), 40 Westminster Street, Providence, Rhode Island.

ALFRED M. ZEIEN, Director, Chairman, Board Affairs Committee and Member, Human Resources Committee

        Chairman and Chief Executive Officer (1991-1999), The Gillette Company (manufacturer of personal care products), Prudential Tower Building, Boston, Massachusetts; Director (since 1986): Polaroid Corporation (manufacturer of photographic products), 549 Technology Square, Cambridge, Massachusetts; Director (since 1991), BankBoston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; and Director (since 1992) Raytheon Corporation (electronics manufacturer), 141 Spring Street, Lexington, Massachusetts; Trustee (1984-1997), University Hospital of Boston, Boston, Massachusetts; Trustee (since 1994), Marine Biology Laboratory and (since 1995) Woods Hole Oceanographic Institute, Woods Hole, Massachusetts.

Executive Vice Presidents

LAWRENCE V. BURKETT, JR., Executive Vice President and General Counsel

        Executive Vice President and General Counsel of MassMutual (since 1993); President, Chief Executive Officer and Director (since 1996), CM Assurance Company, CM Benefit Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc. and Trustee (since 1996), MassMutual Holding Trust I and MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Company); Director (1996-1999); MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); Director (since 1996), G.R. Phelps, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company); CM Advantage Inc.(wholly-owned subsidiary of MassMutual Holding Trust II to act as general partner in real estate limited partnerships); Director (since 1998), MassMutual Benefits Management, Inc.; Director, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual) (principal offices, 1295 State Street, Springfield, Massachusetts 01111-0001); Chairman and Director (since 1996), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 1997), MML Securities Corporation (a wholly-owned subsidiary of MML Investors Services, Inc. that is a “Massachusetts Securities Corporation”) (principal offices, 1414 Main Street, Springfield, Massachusetts 01111-0001); Director (since 1994), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Company), One Financial Plaza, Suite 1700, Hartford, Connecticut; Chairman (1997-1999), Vice President (1996-1997) and Director (since 1993), Sargasso Mutual Insurance Co., Ltd., Victoria Hall, Victoria Street, P.O. Box HM1826, Hamilton, Bermuda; Director (1993-1999), MassMutual of Ireland, Ltd. (wholly-owned subsidiary of MassMutual that formerly provided group insurance claim services), One Earlsfort Centre, Hatch Street, Dublin, Ireland; Director (since 1995), MassMutual International (Bermuda) Ltd. (wholly-owned subsidiary of MassMutual Holding Company that distributes variable insurance products in overseas markets) (principal offices, 41 Cedar Avenue, Hamilton, Bermuda).

ROBERT W. CRISPIN, Executive Vice President

        Executive Vice President (since 1999), MassMutual; President and Chief Executive Officer (since 2000), C.M. Life Insurance Company (subsidiary of MassMutual); Executive Vice President (1995-1999), UnumProvident Corporation, Portland, ME; Vice Chairman (1991-1994), Travelers Corporation, Hartford, CT; Executive Vice President (1986-1991), Lincoln National Corp., Fort Wayne, IN and Director of Travelers Corporation (1991-1994), Hartford, CT.

JAMES E. MILLER, Executive Vice President

        Executive Vice President (since 1997), MassMutual; Senior Vice President (1996-1997), UniCare Life & Health Insurance Company, Springfield, MA; Director (since 1998), CM Benefit Insurance Company; Director (since 1998), C.M. Life Insurance Company, Executive Vice President-Life Operations (since 1999), Senior Vice President-Life Operations (1998-1999); Director of MassMutual Benefits Management, Inc. (since 1998); Director of MML Bay State Life Insurance Company (since 1998), Executive Vice President-Life Operations (since 1999), Senior Vice President-Life Operations (1998-1999); Director (1987-1996), Benefit Panel Services, Los Angeles, CA (1987-1996); Director (1998-2000), MassMutual Holding Company; Director (Class A) (1987-1997), National Capital Preferred Provider Organization; and President and Director of Sloans Lake Health Plan, Denver, CO (1993-1997).

CHRISTINE M. MODIE, Executive Vice President and Chief Information Officer

        Executive Vice President (since 1999), MassMutual; Senior Vice President and Chief Information Officer (1996-1999), Travelers Insurance, Hartford, CT; Vice President (1993-1996), Aetna Life & Annuity, Hartford CT and Chief Information Officer (1992-1993), Battery March Financial, Boston, MA.

JOHN V. MURPHY, Executive Vice President

        Executive Vice President (since 1997) of MassMutual, 1295 State Street, Springfield, MA; Executive Vice President, Director and Chief Operating Officer (1995-1997), David L. Babson & Company Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation); Senior Vice President and Director (1995-1997), (investment advisory subsidiary of David L. Babson & Company Inc.), New York, NY; Director (1995-1999) and Senior Vice President (1995-1997), DLB Acquisition Corporation (holding company for investment advisers); Director (1997-1999), Oppenheimer Acquisition Corporation (parent of OppenheimerFunds, Inc., an investment management company); Director (since November 1999), President (1999) and Trustee (1997-1999), MassMutual Institutional Funds (open-end investment company) (principal offices, 1295 State Street, Springfield, MA); Director (1989-1998), Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp), 730 Hancock Street, Quincy, MA; Director (since 1999), C.M. Life Insurance Company; Director, President and Chief Executive Officer (since 1999), MML Bay State Life Insurance Company; Director and President (since 1999), MML Series Investment Fund; Director (2000), The MassMutual Trust Company FSB; and Trustee (1999), MassMutual Holding Trust I.

STUART H. REESE, Chief Investment Officer and Executive Vice President

        Chief Investment Officer and Executive Vice President (since 1999), MassMutual; Chairman, President and Trustee (since 1999), MML Series Investment Fund and MassMutual Institutional Fund (open-end investment companies); President (since 1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1993), MML Pension Insurance Company, MML Bay State, Executive Vice President-Investments (since 1999), Director (since 1994), Senior Vice President-Investments (1996-1999), MML Bay State Life Insurance Company (wholly owned insurance company subsidiary of MassMutual), MassMutual Corporate Value Partners (since 1994), (high yield bond fund); Advisory Board Member, Kirtland Capital Partners (since 1995); Director (since1996), MassMutual High Yield Partners (high yield bond fund); Executive Vice President (since 1999) Director (1996-1999), Senior Vice President-Investments (1996-1999) CM Assurance Company, CM Benefit Insurance Company and CM Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), CM International, Inc. (issuer of collateralized mortgage obligation securities); Director (since 1996) and Chairman (since 1999), Antares Capital Corporation (finance company); Committee Chairman (since 1999), Antares: Compensation Committee, Member (since 1999), Audit Committee and Member (April-August 1999), Investment Committee; Director (since 1996), Charter Oak Capital Management, Inc. (manager of institutional investment portfolio), and State House I Corporation; Director (since 1999), Cornerstone Real Estate Advisers, Inc.; President (since 1996), HYP Management, Inc.; Director (since 1999) MassMutual Holding MSC, Inc. and MassMutual Holding Trust I; President, MMHC Investment, Inc.; Director, Merrill Lynch Derivative Products (since 1999).

b.  The Investment Sub-Advisers

DAVID L. BABSON & COMPANY INC.

        The directors and executive officers of David L. Babson & Company Inc. (“Babson”), their positions and their other business affiliations and business experience for the past two years are as follows:

Directors and Executive Officers

STUART H. REESE, Director, President and Chief Executive Officer

        Director (since 2000), President and Chief Executive Officer (since 1999), Babson; Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1996), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111.

KEVIN M. MCCLINTOCK, Director, Executive Vice President

        Director (since 2000), Executive Vice President (since 1999), Babson; Managing Director, Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since 1999), the DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

FRANK L. TARANTINO, Director, Executive Vice President, Chief Financial Officer and Chief Compliance Officer

        Director, Executive Vice President, Chief Financial Officer and Chief Compliance Officer (since 1999) and Clerk and Chief Operating Officer (since 1997), Babson; President (since 1999), Vice President (1988-1999) and Clerk (1997-1998), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director (since 1998), President (since 1999), Clerk (since 1997), Potomac Babson Inc. (inactive investment advisory subsidiary), 1290 Avenue of the Americas, New York, New York; Director, President, Treasurer and Clerk, Babson Securities Corp, One Memorial Drive, Cambridge, Massachusetts (broker-dealer subsidiary of Babson); President (1993-1997) Liberty Securities Corporation (broker-dealer), 600 Atlantic Avenue, Boston, Massachusetts.

ROBERT LIGUORI, Director

        Director (since 2000), Babson; Senior Vice president and Deputy General Counsel (since 1999), MassMutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts; Senior Vice President and General Counsel (1997-1999), Vice President and General Counsel (1996-1997), Vice President and Counsel (1992-1996), American International Group, Inc., AIG Life Companies, 600 King Street, Wilmington, DE;

MARY WILSON-KIBBE, Executive Director and Executive Vice President

        Executive Director and Executive Vice President (since 1999), Babson; Vice President (since 1999), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111.

LANCE F. JAMES, Executive Vice President

        Executive Vice President (since 1999), Director (1999-2000), Senior Vice President (1996-1999), Portfolio Manager (since 1987), Babson; Vice President (since 1999), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company).

STEPHEN B. O’BRIEN, Executive Vice President

        Executive Vice President (since 1999), Director (1999-2000), Senior Vice President (1996-1999), Babson; Managing Director (since 1998), Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner), One Memorial Drive, Cambridge, Massachusetts.

KENNETH L. HARGREAVES, Executive Director

        Executive Director (since 2000), Babson; Executive Director (1997-1999), Senior Vice President (1991-1997), MassMutual.

ROBERT E. JOYAL, Director and Executive Director

        Director and Executive Director (since 2000), Babson; Executive Director (1997-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1990-1996), MassMutual; President (since 1999), Senior Vice President (1989-1999), MassMutual Corporate Investors and MassMutual Participation Investors; Director, (since 1996), MassMutual High Yield Partners.

EFREM MARDER, Executive Director

        Executive Director (since 2000), Babson; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Manager Director (1989-1996), MassMutual.

JEANNE M. STAMANT, Executive Director

        Executive Director (since 2000), Babson; Executive Director (1996-1999), Vice President, Actuary and Executive Officer (1995-1996), Vice President and Actuary (1987-1994), MassMutual.

STEPHEN L. KUHN, General Counsel and Clerk

        General Counsel and Clerk (since 2000), Babson; Vice President and Deputy General Counsel (since 1998), Vice President and Associate General Counsel (1992-1998), MassMutual; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed end investment companies); Assistant Secretary (since 1996), Antares Capital Corporation (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer Acquisition Corporation (holding company for investment advisers); Vice President and Secretary, MassMutual Institutional Funds (open end investment company); Vice President and Secretary, (1988-1999), MML Series.

OPPENHEIMERFUNDS, INC.

        OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

CHARLES E. ALBERS

        Senior Vice President. An officer and/or portfolio manager of certain Oppenheimer funds (since April 1998); a Chartered Financial Analyst; formerly, a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (since 1972).

PETER M. ANTOS

        Senior Vice President. An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered Financial Analyst; Senior Vice President of HarbourView Asset Management Corporation; prior to March 1996 he was the senior equity portfolio manager for the Panorama Series Fund, Inc. (the “Company”) and other mutual funds and pension funds managed by G.R. Phelps & Co. Inc. (“G.R. Phelps”), the Company’s former investment adviser, which was a subsidiary of Connecticut Mutual Life Insurance Company; he also was responsible for managing the common stock department and common stock investments of Connecticut Mutual Life Insurance Co.

VICTOR BABIN

        Senior Vice President, OppenheimerFunds, Inc.

BRUCE BARTLETT

        Senior Vice President. An officer and/or portfolio manager of certain Oppenheimer funds. Formerly, a Vice President and Senior Portfolio Manager at First of America Investment Corp. George Batejan, Executive Vice President, Chief Information Officer Formerly Senior Vice President, Group Executive, and Senior Systems Officer for American International Group (October 1994 – May 1998).

RICHARD BAYHA

        Senior Vice President, OppenheimerFunds, Inc.

MICHAEL CARBUTO

        Vice President. An officer and/or portfolio manager of certain Oppenheimer funds: Vice President of Centennial Asset Management Corporation.

O. LEONARD DARLING

        Executive Vice President and Chief Investment Officer. Chief Investment Officer (since 6/99); Chief Executive Officer and Senior Manager of HarbourView Asset Management Corporation; Trustee (1993 – present) of Awhtolia College – Greece; formerly Chief Executive Officer (1993 – June 1999).

ROBERT A. DENSEN

        Senior Vice President, OppenheimerFunds, Inc.

CRAIG P. DINSELL

        Executive Vice President. Formerly, Senior Vice President of Human Resources for Fidelity Investments-Retail Division (January 1995 – January 1996), Fidelity Investments FMR Co. (January 1996 – June 1997) and Fidelity Investments FTPG (June 1997 – January 1998).

JOHN DONEY

        Vice President. An officer and/or portfolio manager of certain Oppenheimer funds.

ANDREW J. DONOHUE

        Executive Vice President, General Counsel and Director Executive Vice President (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. since (September 1995); President and a director of Centennial Asset Management Corporation (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and Director of OppenheimerFunds International, Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

GEORGE EVANS

        Vice President. An officer and/or portfolio manager of certain Oppenheimer funds.

LESLIE A. FALCONIO

        Vice President. An officer and/or portfolio manager of certain Oppenheimer funds (since 6/99).

KATHERINE P. FELD

        Vice President and Secretary, OppenheimerFunds, Inc.; Vice President and Secretary of the Distributor; Secretary of HarbourView Asset Management Corporation, and Centennial Asset Management Corporation; Secretary, Vice President and Director of Centennial Capital Corporation; Vice President and Secretary of Oppenheimer Real Asset Management, Inc.

RONALD H. FIELDING

        Senior Vice President; Chairman: Rochester Division. An officer, Director and/or portfolio manager of certain Oppenheimer funds; Presently he holds the following other positions: Director (since 1995) of ICI Mutual Insurance Company; Governor (since 1994) of St. John’s College; Director (since 1994 – present) of International Museum of Photography at George Eastman House. Formerly, he held the following positions: formerly, Chairman of the Board and Director of Rochester Fund Distributors, Inc. (“RFD”); President and Director of Fielding Management Company, Inc. (“FMC”); President and Director of Rochester Capital Advisors, Inc. (“RCAI”); Managing Partner of Rochester Capital Advisors, L.P., President and Director of Rochester Fund Services, Inc. (“RFS”); President and Director of Rochester Tax Managed Fund, Inc.; Director (1993 – 1997) of VehiCare Corp.; Director (1993 – 1996) of VoiceMode.

JEREMY GRIFFITHS

        Executive Vice President, Chief Financial Officer and Chief Financial Officer and Treasurer (since March Director 1998) of Oppenheimer Acquisition Corp.; a Member and Fellow of the Institute of Chartered Accountants; formerly, an accountant for Arthur Young (London, U.K.).

ROBERT GRILL

        Senior Vice President. Formerly, Marketing Vice President for Bankers Trust Company (1993 – 1996); Steering Committee Member, Subcommittee Chairman for American Savings Education Council (1995 – 1996).

BARBARA HENNIGAR

        Chairman of OppenheimerFunds. Formerly Executive Vice President and Services, a Division of OFI Chief Executive Officer of OppenheimerFunds Services, a division of the Manager.

THOMAS W. KEFFER

        Senior Vice President, OppenheimerFunds, Inc.

JOHN KOWALIK

        Senior Vice President. An officer and/or portfolio manager for certain OppenheimerFunds; formerly, Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989 – 1998).

BRIDGET MACASKILL

        President, Chief Executive Officer and Director Chief Executive Officer (since September 1995); President and director (since June 1991) of HarbourView Asset Management Corporation; and a director of Shareholder Services, Inc. (since August 1994), and Shareholder Financial Services, Inc. (September 1995); President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp.; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of OppenheimerFunds, Inc.; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of OppenheimerFunds, Inc. and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company); formerly, an Executive Vice President of OFI.

LORETTA MCCARTHY

        Executive Vice President, OppenheimerFunds, Inc.

ANDREW J. MIKA

        Senior Vice President. Formerly a Second Vice President for Guardian Investments (June 1990-October 1999).

DAVID NEGRI

        Senior Vice President. An officer and/or portfolio manager of certain Oppenheimer funds.

GINA PALMIERI

        Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

ROBERT E. PATTERSON

        Senior Vice President. An officer and/or portfolio manager of certain Oppenheimer funds.

JANE PUTNAM

        Vice President. An officer and/or portfolio manager of certain Oppenheimer funds.

RUSSELL READ

        Senior Vice President. Vice President of Oppenheimer Real Asset Management, Inc. (since March 1995).

THOMAS REEDY

        Vice President. An officer and/or portolio manager of certain Oppenheimer funds; formerly, a Securities Analyst for the Manager .

MICHAEL S. ROSEN

        Vice President. An officer and/or portfolio manager of certain Oppenheimer funds.

RICHARD H. RUBINSTEIN

        Senior Vice President. An officer and/or portfolio manager of certain Oppenheimer funds.

JAMES RUFF

        Executive Vice President & Director of OppenheimerFunds, Inc.

ANDREW RUOTOLO

        Executive Vice President of Oppenheimer Funds Services, a division of OFI Formerly Chief Operations Officer for American International Group (1997-August 1999).

DAVID SCHULTZ

        Senior Vice President and Chief Executive Officer Senior Managing Director, President (since April 1999) and Chief Executive Officer of HarbourView Asset Management Corporation (since June 1999).

CHRISTIAN D. SMITH

        Senior Vice President Formerly Co-head of the Municipal Portfolio Management Team, Portfolio Manager for Prudential Global Asset Management (January 1990-September 1999).

ARTHUR STEINMETZ

        Senior Vice President.    An officer and/or portfolio manager of certain Oppenheimer funds.

JOHN STOMA

        Senior Vice President, OppenheimerFunds, Inc.

JAMES C. SWAIN

        Vice Chairman of the Board Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based OppenheimerFunds; formerly, President and Director of Centennial Asset Management Corporation and Chairman of the Board of Shareholder Services, Inc.

JAY TRACEY

        Vice President. An officer and/or portfolio manager of certain Oppenheimer funds.

JERRY WEBMAN

        Senior Vice President. Director of New York-based tax-exempt fixed income Oppenheimer funds.

WILLIAM L. WILBY

        Senior Vice President. An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of HarbourView Asset Management Corporation.

DONNA WINN

        Senior Vice President/Distribution Marketing. Senior Vice President

BRIAN W. WIXTED

        Senior Vice President and Treasurer. Formerly Principal and Chief Operating Officer, Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991-March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987-September 1991).

CAROL WOLF

        Vice President. An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial Asset Management Corporation; Vice President, Finance and Accounting; Point of Contact: Finance Supporters of Children; Member of the Oncology Advisory Board of the Children’s Hospital.

CALEB WONG

        Vice President. An officer and/or portfolio manager of certain Oppenheimer funds (since 6/99).

ROBERT G. ZACK

        Senior Vice President and Assistant Secretary, Associate General Counsel, Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989), OppenheimerFunds International Ltd. (since 1998), Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER

        Senior Vice President. An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial Asset Management Corporation.

        The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer Quest/Rochester Funds, asset forth below:

        New York-based OppenheimerFunds: Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Multiple Strategies Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund.

        Quest/Rochester Funds: Limited Term New York Municipal Fund, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest For Value Funds, Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., Rochester Fund Municipals, Denver-based OppenheimerFunds: Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc.

        The address of OppenheimerFunds, Inc., the New York-based Oppenheimer/Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203. The address of the Denver-based OppenheimerFunds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112. The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

        MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has twelve series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund, MFS Intermediate Income Fund and MFS Charter Income Fund), MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund), MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund), MFS Series Trust VII (which has two series: MFS Global Governments Fund and MFS Capital Opportunities Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS Global Growth Fund), MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Mid Cap Value Fund, MFS Large Cap Value Fund and MFS High Quality Bond Fund), MFS Series Trust X (which has eleven series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund, MFS Emerging Markets Debt Fund, MFS Income Fund, MFS European Equity Fund, MFS High Yield Fund and MFS Concentrated Growth Fund, MFS Series Trust XI (which has four series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund), and MFS Municipal Series Trust (which has 18 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund, MFS Municipal Income Fund, MFS New York High Income Tax Free Fund and Massachusetts High Income Tax Free Fund) (the “MFS Funds”). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

        MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust (“MFSIT”) (which has ten series) and MFS Variable Insurance Trust (“MVI”) (which has fifteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

        In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the “MFS Closed-End Funds”). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

        Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust (“MFS/SL”) (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

        Vertex Investment Management, Inc., a Delaware corporation and a wholly-owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 (“Vertex”), serves as investment adviser to Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

        MFS International Ltd. (“MIL”), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds after January 1999 (which will have 11 portfolios as of January 1999): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, Charter Income Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund and European Corporate Bond Fund) (the “MIL Funds”). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

        MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund and the MFS Meridian Research International Fund (collectively the “MFS Meridian Funds”). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

        MFS International (U.K.) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

        MFS Institutional Advisors (Australia) Ltd. (“MFSI-Australia”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

        MFS Holdings Australia Pty Ltd. (“MFS Holdings Australia”), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

        MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

        MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

        MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

        MFS Retirement Services, Inc. (“RSI”), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

        Massachusetts Investment Management Co., Ltd. (MIMCO), a wholly-owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

        MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

    MFS

        The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Donald A. Stewart, C. James Prieur and William W. Stinson. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President and Secretary, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Dello Russo is also Chief Financial Officer and Chief Administrative Officer and Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS Growth Opportunities Fund
MFS Government Securities Fund
MFS Series Trust I
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust X
MFS Government Limited Maturity Fund

        Jeffrey L. Shames is Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London a Senior Vice President of MFS, is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

    MFS Series Trust II

        Jeffrey L. Shames is Chairman and President, Leslie J. Nanberg, Senior Vice President and Chief Economist of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

MFS Government Markets Income Trust
MFS Intermediate Income Trust

        Jeffrey L. Shames is Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

    MFS Series Trust III

        Jeffrey L. Shames is Chairman and President, James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, (Mr. Manning is also Director of Fixed Income Research and Chief of Fixed Income Strategy and Ms. Batchelder is also Chief Fixed Income Officer) and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

MFS Series Trust IV
MFS Series Trust IX

        Jeffrey L. Shames is Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

    MFS Series Trust VII

        Jeffrey L. Shames is Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

    MFS Series Trust VIII

        Jeffrey L. Shames is Chairman and President, Leslie J. Nanberg, James T. Swanson and John D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

    MFS Municipal Series Trust

        Jeffrey L. Shames is Chairman and President, Robert A. Dennis is Vice President, Geoffrey L. Schechter, Vice President of MFS, is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

MFS Variable Insurance Trust
MFS Series Trust XI
MFS Institutional Trust

        Jeffrey L. Shames is the President and Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

MFS Municipal Income Trust

        Jeffrey L. Shames is Chairman and President, Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

MFS Multimarket Income Trust
MFS Charter Income Trust

        Jeffrey L. Shames is Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

MFS Special Value Trust

        Jeffrey L. Shames is Chairman and President, Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

MFS/Sun Life Series Trust

        C. James Prieur, President and Director of Sun Life Assurance Company of Canada, is the President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

Money Market Variable Account
High Yield Variable Account
Capital Appreciation Variable Account
Government Securities Variable Account
Total Return Variable Account
Global Governments Variable Account
Managed Sectors Variable Account

        C. James Prieur is the President, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

    MIL Funds

        Jeffrey L. Shames is Chairman, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

    MFS Meridian Funds

        Jeffrey L. Shames is Chairman, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

    Vertex

        Jeffrey L. Shames is the Chairman and President, Arnold D. Scott is a Director, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John D. Laupheimer is a Senior Vice President, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

    MIL

        Peter D. Laird is President and a Director, Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

    MIL-UK

        Peter D. Laird is President and a Director, Thomas J. Cashman, Jr., Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

    MFSI—Australia

        Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

    MFS Holdings—Australia

        Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

    MFD

        Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

    MFSC

        Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

    MFSI

        Thomas J. Cashman, Jr. is Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Joseph J. Trainor is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

    RSI

        Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

    MIMCO

        Jeffrey L. Shames, Arnold D. Scott and Mamoru Ogata are Directors, Shaun Moran is the Representative Director, Joseph W. Dello Russo is the Statutory Auditor, Robert DiBella is the President and Thomas B. Hastings is the Assistant Statutory Auditor.

    MFS Trust

        The Directors of MFS Trust are Martin E. Beaulieu, Stephen E. Cavan, Janet A. Clifford, Joseph W. Dello Russo and Joseph A. Kosciuszek. Mr. Cavan is President, Mr. Dello Russo is Treasurer, and Robert T. Burns is Clerk of MFS Trust.

        In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

Donald A. Stewart:    Chairman, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

C. James Prieur:    President and a Director, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

William W. Stinson:    Director, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada; Director, United Dominion Industries Limited, Charlotte, N.C.; Director, PanCanadian Petroleum Limited, Calgary, Alberta; Director, LWT Services, Inc., Calgary Alberta; Director, Western Star Trucks, Inc., Kelowna, British Columbia; Director, Westshore Terminals Income Fund, Vancouver, British Columbia; Director (until 4/99), Canadian Pacific Ltd., Calgary, Alberta

MILLER ANDERSON & SHERRERD (“MAS”)

        MAS is a Pennsylvania limited liability partnership founded in 1969. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.

        The directors and executive officers of MAS, their positions and their other business affiliations and business experience are as follows:

Richard Brown Worley

        Portfolio Manager, Executive Committee Member, MAS: Managing Director, Morgan Stanley & Co., Incorporated; Portfolio Manager, Morgan Stanley Dean Witter Investment Management, Inc.; Registered Representative, MAS Fund Distribution, Inc.

Thomas Leonard Bennett

        Portfolio Manager, Executive Committee Member, Director, MAS; Director, Morgan Stanley Universal Funds; Managing Director, Morgan Stanley & Co., Incorporated; Portfolio Manager, Morgan Stanley Dean Witter Investment Management, Inc.; Chairman, MAS Funds; Director, MAS Fund Distribution, Inc.

Gilbert Schlarbaum

        Portfolio Manager, Executive Committee Member, MAS: Managing Director, Morgan Stanley & Co., Incorporated; Portfolio Manager, Morgan Stanley Dean Witter Investment Management, Inc.; Director, MAS Fund Distribution, Inc.

Robert J. Marcin

        Portfolio Manager, Executive Committee Member, MAS; Portfolio Manager, Morgan Stanley Asset Management, Inc.; Managing Director, Morgan Stanley & Co., Incorporated; Registered Representative, MAS Fund Distribution, Inc.

Marna C. Whittington

        Executive Committee Member, MAS; Managing Director, Morgan Stanley & Co., Incorporated; CEO, MAS Fund Distribution, Inc.; Director, Rohn Has.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”)

        JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”), and is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.

        To the knowledge of the Registrant, none of the directors, or executive officers of JPMIM, is or has been during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated, which owns all the outstanding stock of JPMIM. JPMIM serves as investment sub-adviser to a series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

        Waddell & Reed Investment Management Company (“WRIMCO”), is a sub-adviser of the Registrant under the terms of a sub-advisory agreement whereby it provides investment management services to the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services.

        Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of certain registered investment companies for which Waddell & Reed acts as investment adviser. The address is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

        For purposes of this section, the term “Fund Complex” includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc.

Robert L. Hechler

        President and Principal Financial Officer of each of the funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; President and Treasurer of Waddell & Reed Services Company; President, Treasurer and Director of Waddell & Reed Distributors, Inc.; Formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc.

Henry J. Herrmann

        Vice President and Director of each of the funds in the Fund Complex; Chairman of the Board of Directors of Austin, Calvin & Flavin, Inc., an affiliate of WRIMCO; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Investment Officer and Director of Waddell & Reed Financial, Inc. Formerly, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company.

Theodore W. Howard

        Vice President, Treasurer and Principal Accounting Officer of the funds in the Fund Complex; Vice President of Waddell & Reed Services Company.

Daniel C. Schulte

        Vice President, Assistant Secretary and General Counsel for each of the funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO, Waddell & Reed Services Company and Waddell & Reed, Inc.; Secretary of Waddell & Reed Distributors, Inc.

Michael L. Avery

        Vice President of three funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

Abel Garcia

        Vice President of three funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

John M. Holliday

        Vice President of eight funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

Louise D. Rieke

        Vice President of three funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

Grant P. Sarris

        Vice President of three funds in the Fund Complex; Vice President of WRIMCO.

W. Patrick Sterner

        Vice President of two funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

Daniel J. Vrabac

        Vice President of three funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

James D. Wineland

        Vice President of three funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

        The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

DEUTSCHE ASSET MANAGEMENT (“DAM”)

        Deutsche Asset Management (“DAM”) is a registered investment adviser under the Advisers Act. DAM serves as investment sub-advisers to two series of Registrant, as well as to series of other registered investment companies for which MassMutual serves as investment adviser. Deutsche Asset Management is the marketing name of Bankers Trust Company (“Bankers Trust”). Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Deutsche Bank A.G. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Bankers Trust have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Bankers Trust, respectively, or their predecessors, except that certain directors and officers also hold various positions with Deutsche Bank AG. The business address of DAM is 130 Liberty Street, New York, New York 10006. The business address of Deutsche Bank AG is Taunusanlage, 12, D60262 Frankfurt am Main, Federal Republic of Germany.

Josef Ackermann

        Chairman of the Board, Chief Executive Officer and President, Bankers Trust Company; Member, Board of Managing Directors, Deutsche Bank AG., Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

Hans Angermueller

        Director, Bankers Trust Company; Director of various corporations; Shearman and Sterling, Of Counsel. Address: Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

George B. Beitzel

        Director, Bankers Trust Company and Bankers Trust Corporation since 1977; Director of various corporations. Address: 29 King Street, Chappaqua, New York 10514-3432.

William R. Howell

        Director, Bankers Trust Company; Chairman Emeritus, J.C. Penney Company, Inc.; Director of various corporations. Address: J.C. Penney Company, Inc., P.O. Box 10001, Dallas, Texas 75301-1109.

Hermann-Josef Lamberti

        Director, Bankers Trust Company; Member, Board of Managing Directors, Deutsche Bank AG. Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

John A. Ross

        Director, Bankers Trust Company; Regional Chief Executive Officer, Deutsche BankAmericas Holding Corp. Address: Deutsche Bank, 31 West 52nd Street, New York, New York 10019.

Ronaldo H. Schmitz

        Director, Bankers Trust Company; Member, Board of Managing Directors, Deutsche Bank AG. Address: Deutsche Bank AG, Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

RS INVESTMENT MANAGEMENT, L.P. (“RS”)

        RS Investment Management, L.P. (“RS”), formerly Robertson, Stephens & Company Investment Management, L.P., is a registered investment adviser under the Advisers Act. RS serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of RS have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of RS or its predecessors. The business address of RS is 388 Market Street, Suite 200, San Francisco, California 94111.

        Each of RS, RS Investment Management, Inc. (“RSIM, Inc.”), Elijah Asset Management, LLC and Eastbourne Management, L.L.C. is engaged in the provision of investment advisory and management services to mutual funds, private investment pools (including hedge funds), and private accounts.

G. Randall Hecht

        Chief Executive Officer of RSIM, L.P. and RSIM, Inc. Mr. Hecht was elected President and Principal Executive Officer of the Trust in February 1999. He is also the chief executive officer and a member of RS Investment Management Co., LLC, the parent company to RSIM, L.P. and RSIM, Inc. Mr. Hecht served as Chief Operating Officer of Robertson, Stephens & Company, Inc. from January 1993 to 1997, as Chief Financial Officer of Robertson, Stephens & Company LLC (and its predecessors) from June 1984 to January 1993 and as the head of that firm’s Investment Management Group. He was also a limited partner of Robertson, Stephens & Company LLC, and a member of the Management and Executive Committees of Robertson, Stephens & Company, Inc. He was a Trustee of the Trust from June 1987 until December 1997.

James Callinan

        Managing Director of RSIM, L.P. and RSIM, Inc. Mr. Callinan is responsible for managing the Emerging Growth Fund’s portfolio. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Charter Financial Analyst.

Andrew P. Pilara, Jr.

        Managing Director of RSIM, L.P. and RSIM, Inc. He is also a managing member of RS Investment Management Co., LLC the parent company of RSIM L.P. and RSIM, Inc. He served as the Principal Executive Officer and the President of the Trust from October 1997 and December 1997, respectively, until February 1999. Mr. Pilara has been responsible for managing the Partners Fund since the Fund’s inception in July 1995 and is responsible for managing the Global Natural Resources and Global Value Funds. Since August 1993 he has been a member of The Contrarian Fund-TM- management team. Mr. Pilara has been involved in the securities business for over 25 years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, L.P., he was president of Pilara Associates, an investment management firm he established in 1974. He holds a B.A. in economics from St. Mary’s College. Mr. Pilara has been a Trustee of the Trust since September 1997.

Paul H. Stephens

        Managing Director of RSIM, L.P. and RSIM, Inc., was previously a founding partner, managing director, and chief investment officer of Robertson, Stephens & Company LLC (now BankBoston Robertson Stephens).

Ronald E. Elijah

        Sole Managing Member of Elijah Asset Management, LLC. Mr. Elijah, formerly an employee of RSIM, L.P. and now a managing member of Elijah Asset Management, has managed the Value + Growth Fund’s portfolio since that Fund’s inception in April 1992. Mr. Elijah is also the portfolio manager for The Information Age Fund-TM. From August 1985 to January 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company LLC. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds. He holds a master’s degree in economics from Humboldt State University and an M.B.A. with an emphasis in finance from Golden Gate University.

John McNiff

        Member of Elijah Asset Management, has been a member of Golden Gate Fund Management, an investment adviser, since December 1998. Mr. McNiff has also been the managing director of Longwood Investment Advisors, Inc. (Three Radnor Corp. Center, Radnor, PA), an investment adviser, since December 1993. In addition Mr. McNiff is an indirect limited partner of Chartwell Investment Partners (1235 Westlakes Drive, Suite 330, Berwyn, PA), an investment adviser. Mr. McNiff serves as Director of both Longwood Offshore Management, Ltd. and Wineup Corp. (both at 1235 Westlakes Drive, Suite 330, Berwyn, PA), both investment advisers. Mr. McNiff has served as an officer of Trinity Capital Partners (Three Radnor Corp. Center, Radnor, PA), an investment adviser, since July 1990. Mr. McNiff served as chairman of the board of CAM Investment Advisors, Inc. (Three Radnor Corp. Center, Radnor, PA), an investment adviser, until May 1998.

Rick Barry

        Manager and Member of Eastbourne Management, L.L.C. (“Eastbourne”). Mr. Barry was previously a managing director of RS Investment Management.

        Each of Mr. Chris Bonomo, Mr. Jim Carruthers, Jr., Ms. Cathy O’Neill and Mr. Jeff Heely is a Manager and Member of Eastbourne.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

        Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals. Davis serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Davis have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706.

Shelby M.C. Davis

        (3/20/37), 4135 North Steers Head Road, Jackson Hole WY 83001. President of the Company and each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer, Venture Advisers, Inc.; Director, Davis Selected Advisers-NY, Inc.; Director, Shelby Cullom Davis Financial Consultants, Inc.

Andrew A. Davis

        (6/25/63), 124 East Marcy Street, Santa Fe NM 87501. Director and Vice President of the Company and each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; former Vice President of convertible security research, Paine Webber, Inc.

Christopher C. Davis

        (7/13/65), 609 Fifth Avenue, New York NY 10017. Director and Vice President of the Company and each of the Davis Funds and the Selected Funds; Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Kings Bay Ltd., an offshore investment management company.

Kenneth C. Eich

        (8/14/53), 124 East Marcy Street, Santa Fe NM 87501. Vice President of the Company and each of the Davis Funds and Selected Funds; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors LLC; former President and Chief Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

Gary Tyc

        124 East Marcy Street, Santa Fe NM 87501. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Venture Advisers, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Selected Advisers NY, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Distributors LLC; former Vice President of Oppenheimer Management Corporation.

Thomas D. Tays

        124 East Marcy Street, Santa Fe NM 87501. Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors LLC; former Vice President and Special Counsel of U.S. Global Investors, Inc.

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

        T. Rowe Price Associates, Inc. (T. Rowe Price”) is a registered investment adviser under the Advisers Act. T. Rowe Price serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of T. Rowe Price have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

        Rowe Price-Fleming International, Inc. (“Price-Fleming”), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

        T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the Investment Companies which Manager sponsors and serves as investment adviser (the “Price Funds”). Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

        TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

        T. Rowe Price Associates Foundation, Inc. (the “Foundation”) was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation’s overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

        T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

        T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

        T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian for certain qualified employee benefit plans, individual retirement accounts, and common trust funds and as trustee/investment agent for one trust and other retirement plans.

        T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.

        TRPH Corporation, a wholly owned subsidiary of the Manager, was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

        T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership .

        T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

        RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

        T. Rowe Price Stable Asset Management, Inc. (“Stable Asset Management”), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as short-term fixed income securities.

        T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

        T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company organized in 1996. Wholly owned by the Manager and the Trust Company, it serves as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

        T. Rowe Price (Canada), Inc. (“TRP Canada”) is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada .

        T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of the Manager, organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

        Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

        TRP Suburban, Inc. is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager’s transfer agent, plan administrative services, retirement plan services, and operations support functions.

        TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

        TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

        T. Rowe Price Strategic Partners Fund II, L.P. (“Strategic Partners Funds”) is a Delaware limited partnership organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.

        T. Rowe Fleming Asset Management Limited (“T. Rowe Fleming”), an English corporation, is an investment adviser under the Investment Advisers Act of 1940. T. Rowe Fleming will provide investment management services to Japanese investment trusts and other institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and T. Rowe Fleming. T. Rowe Fleming is a corporate joint venture owned 50% by T. Rowe Price and 50% by Robert Fleming Asset Management Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited. Formerly known as Fleming International Asset Management Limited (“FIAM”), the company changed its name to T. Rowe Fleming Asset Management Limited on June 8, 1999, following the formation of the joint venture.

        Listed below are the directors, executive officers and managing directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

Directors

        JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat’s address is P.O. Box 23109, Hilton Head Island, South Carolina 29925.

        DONALD B. HEBB, JR., Director of the Manager. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb’ s address is One South Street, 25th Floor, Baltimore, Maryland 21202.

        RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel’s address is 85 Broad Street, 2nd Floor, New York, New York 10004.

        ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland retired as Chairman of Lowe’s Companies, Inc., a retailer of specialty home supplies, as of January 31, 1998 and continues to serve as a Director. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland’s address is 2000 W. First Street, Suite 604, and Winston-Salem, North Carolina 27104.

        PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a retired mining industry executive. Mr. Walsh’s address is Pleasant Valley, Peapack, New Jersey 07977.

        ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore’s address is One James Center, Richmond, Virginia 23219.

        With the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.

        EDWARD C. BERNARD, Director and Managing Director of the Manager; Director and President of T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.

        HENRY H. HOPKINS, Director and Managing Director of the Manager; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Director of T. Rowe Price Insurance Agency, Inc.; Vice President of Price-Fleming, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.

        JAMES A. C. KENNEDY, Director and Managing Director of the Manager; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.

        JOHN H. LAPORTE, JR., Director and Managing Director of the Manager.

        WILLIAM T. REYNOLDS, Director and Managing Director of the Manager; Chairman of the Board of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.

        JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Managing Director of the Manager; Chairman of the Board and President of T. Rowe Price Trust Company; Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of Price-Fleming, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.

        GEORGE A. ROCHE, Chairman of the Board, President, and Managing Director of the Manager; Chairman of the Board of TRP Finance, Inc.; Director of Price-Fleming, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc., and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.

        BRIAN C. ROGERS, Director and Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

        M. DAVID TESTA, Vice-Chairman of the Board, Director, Chief Investment Officer, and Managing Director of the Manager; Chairman of the Board of Price-Fleming; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company ; and Director of TRPH Corporation.

Additional Executive Officers

        MICHAEL A. GOFF, Managing Director of the Manager; Director and the President of T. Rowe Price Investment Technologies, Inc.

        CHARLES E. VIETH, Managing Director of the Manager; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.

Additional Managing Directors

        PRESTON G. ATHEY, Managing Director of the Manager.

        BRIAN W.H. BERGHUIS, Managing Director of the Manager.

        STEPHEN W. BOESEL, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

        GREGORY A. McCRICKARD, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

        MARY J. MILLER, Managing Director of the Manager.

        CHARLES A. MORRIS, Managing Director of the Manager.

        GEORGE A. MURNAGHAN, Managing Director of the Manager; Executive Vice President of Price-Fleming; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company.

        EDMUND M. NOTZON III, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

        WAYNE D. O’MELIA, Managing Director of the Manager; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company.

        LARRY J. PUGLIA, Managing Director of the Manager; Vice President of T. Rowe Price (Canada), Inc.

        JOHN R. ROCKWELL, Managing Director of the Manager; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and T. Rowe Price Trust Company; Vice President of T. Rowe Price Investment Services, Inc.

        R. TODD RUPPERT, Managing Director of the Manager; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company.

        ROBERT W. SMITH, Managing Director of the Manager; Vice President of Price-Fleming.

        WILLIAM J. STROMBERG, Managing Director of the Manager.

        RICHARD T. WHITNEY, Managing Director of the Manager; Vice President of Price-Fleming and T. Rowe Price Trust Company.

        Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

JANUS CAPITAL CORPORATION (“JANUS”)

        Janus Capital Corporation (“Janus”) is a registered investment adviser under the Advisers Act. Janus serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Janus have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Janus is 100 Fillmore Street, Denver, Colorado 80206-4928.

        The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

THOMAS H. BAILEY*#—Trustee, Chairman and President, 100 Fillmore Street, Denver, CO 80206-4928. Trustee, Chairman and President of Janus Investment Fund†. Chairman, Chief Executive Officer, Director and President of Janus Capital. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) (“IDEX”).

•	*Interested person of the Trust and of Janus Capital.
•	# Member of the Executive Committee.
•	† Includes comparable office with various Janus funds that were reorganized into Janus Investment Fund on August 7, 1992.

JAMES P. CRAIG, III*#—Trustee and Executive Vice President, 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Trustee of Janus Investment Fund†. Chief Investment Officer, Vice President, and Director of Janus Capital.

DAVID CORKINS*—Executive Vice President and Portfolio Manager, 100 Fillmore Street Denver; CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Investment Fund. Formerly, research analyst and assistant portfolio manager at Janus Capital (1995-1997). Formerly, Chief Financial Officer of Chase Manhattan’s mortgage business (1993-1995). Obtained an M.B.A from Columbia University (1991-1993).

STEVEN R. GOODBARN*—Vice President and Chief Financial Officer, 100 Fillmore Street, Denver, CO 80206-4928. Vice President and Chief Financial Officer of Janus Investment Fund†. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service, Janus Distributors and Janus Capital. Director of IDEX and Janus Distributors. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (1992-1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

GLENN P. O’FLAHERTY*—Treasurer and Chief Accounting Officer, 100 Fillmore Street, Denver, CO 80206-4928. Treasurer and Chief Accounting Officer of Janus Investment Fund. Director of Fund Accounting of Janus Capital.

KELLEY ABBOTT HOWES*—Secretary, 100 Fillmore Street, Denver, CO 80206-4928. Secretary of Janus Investment Fund. Director and President, Janus Distributors, Inc. Associate Counsel of Janus Capital. Formerly (1990 to 1994) with The Boston Company Advisors, Inc., Boston, Massachusetts (mutual fund administration services).

WILLIAM D. STEWART#—Trustee. 5330 Sterling Drive, Boulder, CO 80302. Trustee of Janus Investment Fund†. President of HPS Division of MKS Instruments, Boulder, Colorado (manufacturer of vacuum fittings and valves).

GARY O. LOO—Trustee. 102 N. Cascade Avenue, Suite 500, Colorado Springs, CO 80903. Trustee of Janus Investment Fund†. President and a Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).

DENNIS B. MULLEN—Trustee. 14103 Denver West Parkway, Golden, CO 80401. Trustee of Janus Investment Fund†. Chief Financial Officer of Boston Market Concepts, Golden, Colorado (restaurant chain). Formerly (1993-1997), President and Chief Officer of BC Northwest L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain); (1982 to 1993), Chairman, President and Chief Executive Officer of Famous Restaurants, Inc., Scottsdale, Arizona (restaurant chain).

MARTIN H. WALDINGER—Trustee. 4940 Sandshore Court, San Diego, CA 92130. Trustee of Janus Investment Fund†. Private Consultant and Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).

JAMES T. ROTHE—Trustee. 102 South Tejon Street, Suite 1100, Colorado Springs, CO 80903. Trustee of Janus Investment Fund†. Professor of Business, University of Colorado, Colorado Springs, Colorado. Principal, Phillips-Smith Retail Group, Colorado Springs, Colorado (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, Colorado.

        The Trustees are responsible for major decisions relating to the Portfolio’s objective, policies and techniques. The Trustees also supervise the operation of the Portfolio by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

•	*Interested person of the Trust and of Janus Capital.
•	# Member of the Executive Committee.
•	† Includes comparable office with various Janus funds that were reorganized into Janus Investment Fund on August 7, 1992.

Trustees and Officers

        The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

THOMAS H. BAILEY—Trustee, Chairman and President*#. 100 Fillmore Street, Denver, CO 80206-4928. Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.

JAMES P. CRAIG, III,—Trustee and Vice President*#. 100 Fillmore Street, Denver, CO 80206-4928. Trustee and Vice President of Janus Aspen Series. Chief Investment Officer, Director of Research, Vice Chairman and Director of Janus Capital. Formerly (June 1986-December 1999), Executive Vice President and Portfolio Manager of Janus Fund. Formerly (February 1997-December 1999), Executive Vice President and Co-Manager of Janus Venture Fund. Formerly (December 1993- December 1995), Executive Vice President and Portfolio Manager of Janus Balanced Fund.

GARY O. LOO.—Trustee#. 102 N. Cascade, Suite 500, Colorado Springs, CO 80903. Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).

DENNIS B. MULLEN.—Trustee. 7500 E. McCormick Parkway, #24 Scottsdale, AZ 85258. Trustee of Janus Aspen Series. Private Investor. Formerly (1997- 1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

JAMES T. ROTHE—Trustee. 102 South Tejon Street, Suite 1100, Colorado Springs, CO 80903. Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm).

WILLIAM D. STEWART—Trustee. #5330 Sterling Drive, Boulder, CO 80302. Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves)#. Member of the Trust’s Executive Committee.

MARTIN H. WALDINGER—Trustee. 4940 Sandshore Court, San Diego, CA 92130. Trustee of Janus Aspen Series. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.

LAURENCE J. CHANG—Executive Vice President*. 100 Fillmore Street, Denver, Co 80206-4928. Executive Vice President and Co-Manager of Janus Worldwide Fund. He is also Executive Vice President and Co-Manager of Janus Overseas Fund. Formerly, an assistant portfolio manager at Janus Capital (1998-1999). Formerly, a research analyst at Janus Capital (1993-1998).

DAVID J. CORKINS—Executive Vice President*‡. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Growth and Income Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, research analyst and assistant portfolio manager at Janus Capital (1995-1997). Formerly, Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business (1993-1995).

DAVID C. DECKER—Executive Vice President*. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Special Situations Fund and Janus Strategic Value Fund. Assistant Portfolio Manager of Janus Fund. Vice President of Janus Capital. Formerly, research analyst at Janus Capital (1992-1996).

•	* Interested person of the Trust and of Janus Capital.
•	# Member of the Trust’s Executive Committee.
•	† Includes comparable office with various Janus funds that were reorganized into Janus Investment Fund on August 7, 1992.
•	‡ Mr. Corkins and Mr. Lammert are related by marriage.

JAMES P. GOFF—Executive Vice President*. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Enterprise Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, Executive Vice President and Portfolio Manager of Janus Venture Fund (December 1993 to February 1997).

HELEN YOUNG HAYES—Executive Vice President*†. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Co-Manager of Janus Worldwide Fund. Executive Vice President and Co-Manager of Janus Overseas Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital

WARREN B. LAMMERT—Executive Vice President*‡. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Mercury Fund. Vice President of Janus Capital. Formerly, Executive Vice President and Portfolio Manager of Janus Venture Fund (December 1993-December 1996).

THOMAS R. MALLEY—Executive Vice President*. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund. Formerly, research analyst at Janus Capital (1991-1998).

KAREN L. REIDY—Executive Vice President*. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Equity Income Fund. Assistant Portfolio Manager of Janus Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, equity analyst at Janus Capital (1995-1999).

BLAINE P. ROLLINS—Executive Vice President*. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Fund. Formerly, Executive Vice President and Portfolio Manager of Janus Balanced Fund (January 1996-December 1999). Formerly, Executive Vice President and Portfolio Manager of Janus Equity Income Fund (June 1996-December 1999). Formerly, Assistant Portfolio Manager of Janus Fund (January 1994-December 1999). Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, fixed-income trader and equity securities analyst at Janus Capital (1990-1995).

SANDY R. RUFENACHT—Executive Vice President*. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, Co-Manager of Janus Flexible Income Fund (June 1996-February 1998). Formerly senior accountant, fixed-income trader and fixed-income research analyst at Janus Capital (1990-1995).

RONALD V. SPEAKER—Executive Vice President*. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Flexible Income Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, Co-Manager of Janus High-Yield Fund (December 1995-February 1998). Formerly, Portfolio Manager of Janus Short-Term Bond Fund (September 1992-December 1995) and Janus Federal Tax-Exempt Fund (May 1993-December 1995).

DARRELL W. WATTERS—Executive Vice President*. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, municipal bond trader and research analyst at Janus Capital (1993-1995).

CLAIRE YOUNG—Executive Vice President*†. 100 Fillmore Street, Denver, CO 80206-4928. Executive Vice President and Portfolio Manager of Janus Olympus Fund. Vice President of Janus Capital. Formerly, research analyst and assistant portfolio manager at Janus Capital (1992-1997).

•	* Interested person of the Trust and of Janus Capital.
•	‡ Mr. Lammert and Mr. Corkins are related by marriage.
•	† Ms. Hayes and Ms. Young are sisters.

THOMAS A. EARLY—Vice President and General Counsel*. 100 Fillmore Street, Denver, CO 80206-4928. Vice President and General Counsel of Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc., Janus Capital International, Ltd. and Janus International (UK) Limited. Director of Janus World Funds Plc. Formerly (1997-1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994-1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ.

STEVEN R. GOODBARN—Vice President and Chief Financial Officer*. 100 Fillmore Street, Denver, CO 80206-4928. Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. and Janus International (UK) Limited. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

KELLEY ABBOTT HOWES—Vice President and Secretary*. 100 Fillmore Street, Denver, CO 80206-4928. Vice President and Secretary of Janus Aspen Series. Vice President and Assistant General Counsel of Janus Capital. Vice President of Janus Distributors, Inc. Assistant Vice President of Janus Service Corporation.

GLENN P. O’FLAHERTY—Treasurer and Chief Accounting Officer*. 100 Fillmore Street, Denver, CO 80206-4928. Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997) Director of Fund Accounting, Janus Capital.

        The Trustees are responsible for major decisions relating to each Fund’s objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions.

•	* Interested person of the Trust and of Janus Capital.
•	† Ms. Young and Ms. Hayes are sisters.

HARRIS ASSOCIATES L.P. (“HARRIS ASSOCIATES”)

        Harris Associates L.P. (“Harris Associates”) is a registered investment adviser under the Advisers Act. Janus serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Harris Associates have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Trustees and Officers

        The trustees and officers of the Trust and their principal business activities during the past five years are:

VICTOR A. MORGENSTERN*. Chairman of the Board, HAI, since 1996 and Trustee and Chairman, President prior thereto; Chairman, Harris Partners, L.L.C., since September 1995; and a director of Nvest Corporation since 1996.

        MICHAEL J. FRIDUSS. Principal, M.J. Friduss & Associates, Inc. Trustee, (telecommunications consultants), c/o M.J. Friduss & Associates, Inc. 1555 Museum Drive, Highland Park, Illinois 60035.

        THOMAS H. HAYDEN. Executive Vice President and director, Bozell Trustee, Worldwide, Inc. (advertising and public relations), c/o Bozell Worldwide, Inc. 625 North Michigan Avenue, Chicago, Illinois 60611-3110.

        CHRISTINE M. MAKI. Vice President—Tax, Hyatt Corporation (hotel Trustee, management) since 1995, c/o Hyatt Corporation 200 West Madison Street, Chicago, Illinois 60606.

        ALLAN J. REICH. Managing Member and Chair of Trustee, Corporate/Securities Practice Group, D’Ancona & c/o D’ Ancona & Pflaum LLC Pflaum LLC (attorneys), 111 E. Wacker Drive, Suite 2800, Chicago, Illinois 60601

        MARV R. ROTTER. President—Central Region, AXA Advisors, LLC Trustee, (formerly known as Rotter & Associates), since c/o AXA Advisors, LLC 1999, and General Manager prior thereto (financial 5 Revere Drive, Suite 400 services) Northbrook, Illinois 60062-1571.

        BURTON W. RUDER. President, The Academy Group (venture capital Trustee, investments and transaction financing) c/o The Academy Group 707 Skokie Boulevard, Suite 410, Northbrook, Illinois 60062.

        PETER S. VOSS*. Chairman, President and Chief Executive Officer, Trustee, Nvest Corporation, Nvest Companies, L.P. and c/o Nvest Companies, L.P. Nvest L.P. (investment management) 399 Boylston Street, Boston, Massachusetts 02116.

        GARY N. WILNER, M.D. Senior Attending Physician, Evanston Hospital, and Trustee, Medical Director—CardioPulmonary Wellness c/o Evanston Hospital Program, Evanston Hospital Corporation 2650 Ridge Avenue, Evanston, Illinois 60201.

        ROBERT LEVY. President and Chief Executive Officer, HAI, since President, 1997; Portfolio Manager, HALP, prior thereto.

        ROBERT J. SANBORN. Portfolio Manager and Analyst, HALP Executive Vice President and Portfolio Manager (The Oakmark Fund).

        JAMES P. BENSON. Portfolio Manager and Analyst, HALP since 1997; Co-Portfolio Manager (The Oakmark Director of Equity Research, Ryan Beck & Co. Small Cap Fund), (broker/dealer and investment banking), prior thereto.

        DAVID G. HERRO. Portfolio Manager and Analyst, HALP Vice President and Co-Portfolio Manager (The Oakmark International Fund and The Oakmark International Small Cap Fund).

        CLYDE S. MCGREGOR. Portfolio Manager and Analyst, HALP Vice President and Portfolio Manager (The Oakmark Equity and Income Fund).

        WILLIAM C. NYGREN. Portfolio Manager, HALP Vice President and Portfolio Manager (The Oakmark Select Fund).

        STEVEN J. REID. Portfolio Manager and Analyst, HALP Vice President and Co-Portfolio Manager (The Oakmark Small Cap Fund).

        MICHAEL J. WELSH. Portfolio Manager and Analyst, HALP Vice President and Co-Portfolio Manager (The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund).

        GREGORY L. JACKSON. Portfolio Manager and Analyst, HALP, since July. Vice President and Co-Portfolio Manager 1998; Portfolio Manager and Analyst, Yacktman (The Oakmark Global Fund), Asset Management, prior thereto.

        ANN W. REGAN. Director of Mutual Fund Operations, HALP, since Vice President—Shareholder Operations 1996; Special Projects Assistant to the General and Assistant Secretary, Counsel, HALP, 1995-1996.

        ANITA M. NAGLER. Chief Operating Officer, HAI, since January 2000, Secretary, Vice President, HAI and General Counsel, HALP.

        KRISTI L. ROWSELL. Chief Financial Officer, HAI, since October, 1999; Treasurer, HALP, since 1996; Tax and Accounting Manager, HALP, 1995-1996.

        JOHN J. KANE. Manager—Fund Accounting, HALP Assistant Treasurer.

        Unless otherwise noted, the business address of each officer and trustee listed in this table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

        At September 30, 1999, the trustees and officers as a group owned beneficially less than 1% of Oakmark Fund and the following percentages of the outstanding shares of each of the other Funds: Select, 1.26%; Small Cap, 1.78%; Equity and Income, 9.35%; Global, 28.77%; International, 1.31%; and International Small Cap, 8.29%.

•	# As used in this table, from and after September 29, 1995.
•
“HALP” and “HAI” refer to the Adviser and the general partner of the Adviser, respectively, and prior to that date those terms refer to the Former Adviser and the general partner of the Former Adviser, respectively.

•
Messrs. Morgenstern and Voss are trustees who are “interested persons” of the Trust as defined in the 1940 Act. They and Dr. Wilner are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

Item 27:    Principal Underwriters

        (a)  MML Distributors LLC is the General Distributor of the Trust Shares. It is also the Distributor of the following variable insurance contracts.

        (b)  MML Distributors, LLC is the general distributor for the Registrant.

        The following are names and positions of Officers and Member Representatives of MML Distributors, LLC:

        Kenneth M. Rickson Member representative of G.R. Phelps & Co. Inc. (5/96); President (5/1/96); CEO (12/22/97); Main OSJ Supervisor (12/22/97), MML Distributors, LLC, 1414 Main Street, Springfield, MA 01144; President, MML Investors Services, Inc., 1414 Main Street, Springfield, MA 01144-1013.

        Margaret Sperry Member representative of Massachusetts Mutual Life Insurance Company (5/1/96) 1295 State Street, Springfield, MA 01111-0001.

        Ronald E. Thomson Vice President (5/1/96); Vice President (since 1997), MML Investors Services, Inc., 1414 Main Street, Springfield, MA 01144-1013.

        John E. Forrest Vice President (12/22/97); Vice President—National Sales (since 1997), Second Vice President—Field Support (1983-1997), MML Investors Services, Inc., 1414 Main Street, Springfield, MA 01144-1013.

        Michael L. Kerley Vice President, Assistant Secretary (5/1/96); Chief Legal Officer, Chief Compliance Officer and Vice President (since 1997), MML Investors Services, Inc., 1414 Main Street, Springfield, MA 01144-1013.

        James T. Bagley Treasurer (12/22/97); Chief Financial Officer (since 1999), Controller (1997-1999), MML Investors Services, Inc., 1414 Main Street, Springfield, MA 01144-1013; Assistant Vice President (1986-1997), Conning & Company, Hartford, CT.

        Bruce Frisbie Assistant Treasurer (5/1/96) 1295 State Street, Springfield, MA 01144; Associate Treasurer, MassMutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001.

        Ann F. Lomeli Secretary (1/96) 1295 State Street, Springfield, MA 01111; Senior Vice President and Secretary, MassMutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001.

        Robert Rosenthal Compliance Officer (12/22/97) 1414 Main Street, Springfield, MA 01144.

        Kathleen Dansereau Registration Manager (4/14/99) 1414 Main Street, Springfield, MA 01144.

        Peter Cuozzo Variable Life Supervisor and Hartford OSJ Supervisor 140 Garden Street, Springfield, MA 01111.

        Ann Melissa Dowling Large Corporate Marketing Supervisor (12/97) 140 Garden Street, Springfield, MA 01111.

        (c)  Not Applicable

Item 28:    Location of Accounts and Records

        Each account, book or other document required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)
MassMutual Institutional Funds
1295 State Street
Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001

David L. Babson and Company Inc.
One Memorial Drive
Cambridge, Massachusetts 02142

(With respect to its services as Sub-Adviser)
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048

(With respect to its services as Sub-Adviser)
David L. Babson and Company, Incorporated
1295 State Street
Springfield, MA 01111-0001

(With respect to its services as Sub-Adviser)
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

(With respect to its services as Sub-Adviser)
Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428

(With respect to its services as Sub-Adviser)
J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

(With respect to its services as Sub-Adviser)
Waddell & Reed Asset Management Company
6300 Lamar Avenue
P.O. Box 29127
Shawnee Mission, KS 66201-9217

(With respect to its services as Sub-Adviser)
Deutsche Asset Management Company
130 Liberty Street
New York, NY

(With respect to its services as Sub-Adviser)
RS Investment Management
388 Market Street, Suite 200
San Francisco, CA 94111

(With respect to its services as Sub-Adviser)
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 86706

(With respect to its services as Sub-Adviser)
Harris Associates L.P.
Two North LaSalle Street, Suite 500
Chicago, IL 60602

(With respect to its services as Sub-Adviser)
Janus Capital Corporation
100 Fillmore Street
Denver, CO 80206-4928

(With respect to its services as Sub-Adviser)
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

(With respect to its services as Sub-Adviser)
MML Distributors, LLC
1414 Main Street
Springfield, MA 01144-1013

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

(With respect to their services as counsel)
Ropes & Gray
One International Place
Boston, Massachusetts 02110

Item 29:    Management Services

        Not Applicable.

Item 32:    Undertakings

        (a)  The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

        (b)  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 16 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 15th day of February, 2001.

MASS MUTUAL INSTITUTIONAL FUNDS

/s/ JOHN V. MURPHY
By:
John V. Murphy
President and Trustee

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 16 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 15th day of February, 2001.

Signature	Title

/s/ STUART H. REESE Stuart H. Reese	Chairman and Trustee

/s/ STEPHEN L. KUHN * Richard G. Dooley	Trustee

/s/ STEPHEN L. KUHN * Ronald J. Abdow	Trustee

/s/ STEPHEN L. KUHN * Richard H. Ayers	Trustee

/s/ STEPHEN L. KUHN * Mary E. Boland	Trustee

/s/ STEPHEN L. KUHN * David E. A. Carson	Trustee

/s/ STEPHEN L. KUHN * Richard W. Greene	Trustee

/s/ STEPHEN L. KUHN * Beverly L. Hamilton	Trustee

/s/ STEPHEN L. KUHN * F. William Marshall, Jr.	Trustee

/s/ STEPHEN L. KUHN * Charles J. McCarthy	Trustee

/s/ STEPHEN L. KUHN * Robert J. O’Connell	Trustee

/s/ JAMES S. COLLINS James S. Collins	Chief Financial Officer and Treasurer

/s/ STEPHEN L. KUHN *By: Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit
D(10)	Investment Sub-Advisory Agreement between Harris Associates L.P. and MassMutual with respect to MassMutual Focused Value Fund effective as of May 1, 2000

D(11)	Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and MassMutual with respect to MassMutual Mid Cap Growth Equity II Fund effective as of June 1, 2000

D(12)	Investment Sub-Advisory Agreement between RS Investment Management, L.P. and MassMutual regarding MassMutual Emerging Growth Fund effective as of May 1, 2000

D(13)	Investment Sub-Advisory Agreement between MassMutual and Bankers Trust Company regarding MassMutual Indexed Equity Fund dated as of May 1, 2000

D(14)	Investment Sub-Advisory Agreement between MassMutual and Bankers Trust Company regarding MassMutual OTC 100 Fund dated as of May 1, 2000

N	Amended and Restated Rule 18f-3 effective as of May 1, 2001